              As filed with Securities and Exchange Commission on
                                April 27, 2000
                                                       Registration No. 33-65263
         ____________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                         ____________________________

                                   FORM S-6
                        POST-EFFECTIVE AMENDMENT NO. 6
                        TO REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933
                         _____________________________

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                             (Exact Name of Trust)

                      NEW ENGLAND LIFE INSURANCE COMPANY
                              (Name of Depositor)
                              501 Boylston Street
                          Boston, Massachusetts 02117
             (Address of depositor's principal executive offices)

                             MARIE C. SWIFT, ESQ.
                                    Counsel
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02117
                    (Name and address of agent for service)

                                  Copies to:
                             STEPHEN E. ROTH, ESQ.
                        Sutherland Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                            Washington, D.C. 20004
                          ___________________________

It is proposed that this filing will become effective (check appropriate box)

  [ ] immediately upon filing pursuant to paragraph (b)
  [X] on May 1, 2000 pursuant to paragraph (b)
  [ ] 60 days after filing pursuant to paragraph (a)(1)
  [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Units of Interest in Modified Single Premium Variable Life Insurance Policies.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                       Registration Statement on Form S-6

                             Cross-Reference Sheet

Form N-8B-2
Item No.         Caption in Prospectus
-----------      ---------------------

1                Cover Page
2                Cover Page
3                Inapplicable
4                NELICO's Distribution Agreement
5                NELICO
6                The Variable Account
9                Inapplicable
10(a)            Other Policy Features
10(b)            Cash Value and Cash Value Benefits
10(c), (d), (e)  Cash Value and Cash Value Benefits; Right to Return the
                 Policy; Lapse and Reinstatement
10(f), (g), (h)  Voting Rights; Rights Reserved by NELICO
10(i)            Limits to NELICO's Right to Challenge the Policy; Payment of
                 Proceeds; Investments of the Variable Account
11               The Variable Account
12               Investments of the Variable Account; NELICO's Distribution
                 Agreement
13               Charges and Expenses; NELICO's Distribution Agreement; Charge
                 for NELICO's Income Taxes; Appendix A
14               Premium Payments
15               Premium Payments
16               Investments of the Variable Account
17               Captions referenced under Items 10(c), (d), (e) and (i) above
18               The Variable Account; Appendix B
19               Reports; NELICO's Distribution Agreement
20               Captions referenced under Items 6 and 10(g) above
21               Loan Privilege
22               Inapplicable
23               NELICO's Distribution Agreement
24               Limits to NELICO's Right to Challenge the Policy
25               NELICO
26               NELICO's Distribution Agreement
27               NELICO
28               Management
29               NELICO
30               Inapplicable
31               Inapplicable
32               Inapplicable
33               Inapplicable



Form N-8B-2
Item No.         Caption in Prospectus
-----------      ---------------------

34               NELICO's Distribution Agreement
35               NELICO
36               Inapplicable
37               Inapplicable
38               NELICO's Distribution Agreement
39               NELICO's Distribution Agreement
40               NELICO's Distribution Agreement
41(a)            NELICO's Distribution Agreement
42               Inapplicable
43               Inapplicable
44(a)            Investments of the Variable Account; Premium Payments
44(b)            Charges and Expenses
44(c)            Premium Payments; Deductions from Initial Premium; Deductions from Additional Payments
45               Inapplicable
46               Investments of the Variable Account; Captions referenced under
                 Items 10(c), (d) and (e) above
47               Inapplicable
48               Inapplicable
49               Inapplicable
50               Inapplicable
51               Cover Page; Death Benefit; Lapse and Reinstatement; Charges and
                 Expenses; Policy Owner and Beneficiary; Premium Payments;
                 NELICO's Distribution Agreement
52               Rights Reserved by NELICO
53               Tax Considerations
54               Inapplicable
55               Inapplicable
59               Financial Statements


                            AMERICAN GATEWAY SERIES

           Modified Single Premium Variable Life Insurance Policies
                                   Issued by
                  New England Variable Life Separate Account

                                                          Home Office:
                                                   New England Life Insurance
                                                             Company
                                                       501 Boylston Street
                                                   Boston, Massachusetts 02116
                                                         (617) 578-2000

  This prospectus offers individual modified single premium variable life insurance policies (the "Policies") issued by New England Life Insurance Company ("NELICO").

  You may purchase a Single Insured Policy or a Last Survivor Policy. A Single Insured Policy pays a death benefit on the death of a single named insured. A Last Survivor Policy pays a death benefit on the last of two named insureds to die. The death benefit is the greater of the variable death benefit and the minimum guaranteed death benefit. The variable death benefit amount is the Policy's cash value divided by the applicable net single premium. The initial minimum guaranteed death benefit is based on premium payments made.

  You may allocate premiums to one or more investment Sub-Accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each Sub-Account of the Variable Account invests in shares of an Eligible Fund of the New England Zenith Fund ("Zenith Fund") or the Metropolitan Series Fund, Inc.
("Metropolitan Fund"). The Eligible Funds are:


NEW ENGLAND ZENITH FUND                   Harris Oakmark Mid Cap Value Series
Back Bay Advisors Money Market Series     Loomis Sayles Small Cap Series
Back Bay Advisors Bond Income Series      MFS Investors Series
Salomon Brothers Strategic Bond           MFS Research Managers Series
   Opportunities Series                   Westpeak Growth and Income Series
Salomon Brothers U.S. Government Series   Westpeak Stock Index Series
Back Bay Advisors Managed Series          METROPOLITAN SERIES FUND, INC.
Balanced Series                           Putnam Large Cap Growth Portfolio*
Alger Equity Growth Series                Putnam International Stock Portfolio*
Davis Venture Value Series

--------
* Availability is subject to any necessary state insurance department approvals.

  You may make partial surrenders and Policy loans from time to time, subject to certain restrictions. In almost all cases, the Policies will be modified endowment contracts for federal income tax purposes.

  A LOAN, DISTRIBUTION OR OTHER AMOUNT RECEIVED FROM A MODIFIED ENDOWMENT CONTRACT DURING THE LIFE OF AN INSURED WILL BE TAXED TO THE EXTENT OF ANY ACCUMULATED INCOME IN THE POLICY. ANY AMOUNTS THAT ARE TAXABLE WITHDRAWALS WILL BE SUBJECT TO A 10% ADDITIONAL TAX, WITH CERTAIN EXCEPTIONS, INCLUDING AN EXCEPTION FOR DISTRIBUTIONS MADE ON OR AFTER THE DATE WHEN YOU ATTAIN AGE 59 1/2.

  The cash value of your Policy will vary daily with the investment experience of the Eligible Funds.

  You may cancel the Policy during the "right to return the Policy" period. Because of this right, we will invest your initial premium in the Money Market Sub-Account until 15 days (in most states) after we mail the confirmation for the initial premium. Thereafter, the cash value will be invested in the Sub-Accounts according to your instructions.

  It may not be advantageous to replace existing insurance with the Policy described in this prospectus.

  NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS
HTTP://WWW.SEC.GOV.

  THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

  WE DO NOT GUARANTEE HOW ANY OF THESE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                               MAY 1, 2000

                               TABLE OF CONTENTS

GLOSSARY...................................................................  A-4
INTRODUCTION TO THE POLICIES...............................................  A-5
 The Policies..............................................................  A-5
 Comparison to Other Policies and Other Investments........................  A-5
 Diagram of Policy.........................................................  A-7
 Availability of the Policy................................................  A-9
 Policy Charges............................................................  A-9
 Right to Return the Policy................................................ A-12
 Receipt of Communications and Payments at NELICO's Home Office............ A-12
NELICO..................................................................... A-12
PREMIUMS................................................................... A-12
 Applying for a Policy..................................................... A-12
 Premium Payments.......................................................... A-12
 Lapse and Reinstatement................................................... A-13
ALLOCATION OF PREMIUM PAYMENTS AND TRANSFER OF CASH VALUE.................. A-14
 Allocation of Premium Payments............................................ A-14
 Amount Provided for Investment under the Policy........................... A-14
 Transfer Option........................................................... A-15
 Dollar Cost Averaging..................................................... A-15
 Asset Rebalancing......................................................... A-16
 Transfer and Reallocation Requests........................................ A-16
DEATH BENEFIT.............................................................. A-16
 How the Death Benefit is Determined....................................... A-17
 Minimum Guaranteed Death Benefit.......................................... A-17
 Adjustments to the Death Proceeds Payable................................. A-17
 Payment of Death Benefit Proceeds......................................... A-18
CASH VALUE AND CASH VALUE BENEFITS......................................... A-18
 Cash Value................................................................ A-18
 Net Investment Experience................................................. A-18
 Loan Privilege............................................................ A-19
 Effect of Policy Loan..................................................... A-19
 Surrender................................................................. A-20
 Partial Surrenders........................................................ A-20
 Effect of Partial Surrender on Cash Value and Death Benefit............... A-20
 Acceleration of Benefits Rider--Terminal Illness.......................... A-21
 Acceleration of Benefits Rider--Long-Term Care............................ A-21
 Payment of Proceeds....................................................... A-21
 Payment Options........................................................... A-22
CHARGES AND EXPENSES....................................................... A-23
 Deductions from Payments.................................................. A-23
 Monthly Deduction from Cash Value......................................... A-23
 Sales Charges............................................................. A-23
 State Premium Tax Charge.................................................. A-24
 Charges under Policies Issued to New York Residents....................... A-24
 Cost of Insurance Charge.................................................. A-24
 Administrative Charge..................................................... A-25
 Monthly Maintenance Charge................................................ A-26
 Surrender Charge.......................................................... A-26
 Mortality and Expense Risk Charge......................................... A-26
 Daily Charges Deducted from the Variable Account Assets................... A-27
 Charges Deducted from Eligible Fund Assets................................ A-27

 Charges for Additional Services.......................................... A-27
 Group or Sponsored Arrangements.......................................... A-27
THE VARIABLE ACCOUNT...................................................... A-28
 Investments of the Variable Account...................................... A-28
 Investment Management.................................................... A-30
 Substitution of Investments.............................................. A-31
OTHER POLICY FEATURES..................................................... A-31
 Policy Owner and Beneficiary............................................. A-31
 Exchange of Policy....................................................... A-31
NELICO'S DISTRIBUTION AGREEMENT........................................... A-32
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY.......................... A-32
 Misstatement of Age or Sex............................................... A-32
 Suicide.................................................................. A-33
TAX CONSIDERATIONS........................................................ A-33
 Introduction............................................................. A-33
 Tax Status of the Policy................................................. A-33
 Tax Treatment of Policy Benefits......................................... A-34
 In General............................................................... A-34
 Modified Endowment Contracts ............................................ A-34
 Investment in the Policy................................................. A-35
 Policy Loans............................................................. A-35
 Multiple Policies........................................................ A-35
 Accelerated Benefits Rider............................................... A-35
 Other Policy Owner Tax Matters........................................... A-35
 Possible Tax Law Changes................................................. A-36
 NELICO's Income Taxes.................................................... A-36
MANAGEMENT................................................................ A-37
VOTING RIGHTS............................................................. A-39
RIGHTS RESERVED BY NELICO................................................. A-40
TOLL-FREE NUMBERS......................................................... A-40
REPORTS................................................................... A-40
ADVERTISING PRACTICES..................................................... A-40
LEGAL MATTERS............................................................. A-41
REGISTRATION STATEMENT.................................................... A-41
EXPERTS................................................................... A-41
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, NET CASH VALUES
 AND ACCUMULATED PREMIUMS................................................. A-42
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION............................. A-54
APPENDIX C: EXAMPLE OF EFFECT OF NEGATIVE INVESTMENT PERFORMANCE ON
 CALCULATION OF SURRENDER CHARGES; EXAMPLE OF ADJUSTMENT TO PREMIUM TAX
 CHARGE RESULTING FROM ADDITIONAL PAYMENTS................................ A-81
APPENDIX D: EXAMPLES OF EFFECT OF SURRENDERS AND PARTIAL SURRENDERS ON
 OPERATION OF POLICY...................................................... A-82
APPENDIX E: LONG-TERM MARKET TRENDS....................................... A-84
APPENDIX F: DOLLAR COST AVERAGING......................................... A-85
FINANCIAL STATEMENTS...................................................... AA-1

                                   GLOSSARY

  We have tried to make this prospectus as understandable for you as possible. However, in explaining how the Policy works, we have had to use certain terms that have special meanings. These terms are defined below.

  AGE. For purposes of this prospectus, the age of an insured refers to the insured's age at his or her last birthday. Joint insureds are assigned the same "joint equal age," which reflects the anticipated mortality of both insureds (except in Texas and New Jersey where the age of the younger insured is used).

  CASH VALUE. A Policy's cash value is the sum of the amount of its cash value held in the Variable Account and, if there is an outstanding policy loan, the amount of its cash value held in NELICO's general account as a result of the loan.

  FACE AMOUNT. The amount of the initial premium.

  INVESTMENT START DATE. This is the latest of the date NELICO receives the initial premium for the Policy, the date when the last Part II of the Policy application or the Supplement to the Part I Application is signed, if any is required, and the Policy Date. It is the date when an amount is first provided for investment under the Policy.

  ISSUE AGE. The age of an insured as of the last birthday on or before the Policy Date. In the case of a Last Survivor Policy, "issue age" refers to the joint equal age assigned to both insureds (insureds' ages must be no more than 9 years apart). For a Last Survivor Policy issued in Texas and New Jersey, the "issue age" is the age of the younger insured (insureds' ages must be no more than 5 years apart).

  NET CASH VALUE. On any day, the Policy's net cash value is equal to the cash value for that day, reduced by any outstanding Policy loan balance and also reduced by any Surrender Charge that would apply on surrender.

  POLICY DATE. If you make the initial premium payment with the application or during the underwriting process, the Policy Date is generally the later of the date when the last Part II of the application or the Supplement to the Part I Application is signed, if any is required, and receipt of the premium payment. If you do not submit the initial premium with the application or during the underwriting process, the Policy Date will generally be the date NELICO receives the initial premium payment for the Policy. The Policy Date is the date used to determine all future cyclical periods under the Policy, e.g., Policy Months and Policy Years.

  POLICY LOAN BALANCE. Policy loans outstanding plus interest accrued to date.

  PREFERRED SURRENDER AMOUNT. This amount may be surrendered from the Policy's cash value during the Surrender Charge Period free of any Surrender Charge. This amount is equal to the greater of (a) cash value in excess of initial premium paid (minus any previous partial surrenders attributable to the initial premium) and (b) 10% of the initial premium paid (minus previous partial surrenders in that Policy Year).

                         INTRODUCTION TO THE POLICIES

THE POLICIES

  The Policies are designed to provide lifetime insurance coverage. They are not offered primarily as an investment.

  Here is a summary of your Policy's basic features. You should read the entire prospectus for more complete information.

  -- PREMIUM PAYMENTS. You must pay an initial premium of at least $10,000 unless we consent otherwise. After the first Policy Year, you may make additional payments, subject to certain restrictions and limitations. The tax consequences associated with continuing a Policy beyond age 100 of the insured(s) are unclear. A tax advisor should be consulted on this issue.

  -- INVESTMENT OF PREMIUMS. After an initial period in the Money Market Sub-
     Account, your initial premium is invested according to your instructions in one or more of the Sub-Accounts. Any net additional payments will be invested in the Sub-Accounts according to your instructions.

  -- AVAILABLE PORTFOLIOS. The mutual fund portfolios (Eligible Funds) available include several common stock funds, including a fund which invests primarily in foreign securities, three bond funds, one equity/fixed income fund, two balanced funds, and a money market fund. (See "Investments of the Variable Account.")

  -- LIMITS ON ALLOCATIONS. You can allocate your Policy's cash value to a maximum of 10 Sub-Accounts.

  -- TRANSFERS. Fifteen days (longer in certain states) after we mail the confirmation for your initial premium payment, you may transfer portions of the Policy's cash value among the Sub-Accounts. Currently, we do not charge a transfer fee or limit the number of transfers; but we do apply special limits to "market- timing." We reserve the right to limit transfers and to charge a fee (for Policies issued in New York, the minimum number of transfers permitted each Policy Year will never be less than twelve). (See "Transfer Option.")

  -- FLUCTUATING CASH VALUE. The cash value of your Policy will vary daily based on the net investment experience of your Policy's Sub-Accounts. The cash value is not guaranteed. You bear the investment risk.

  -- DEATH BENEFIT. The death benefit is the greater of the variable death benefit and the minimum guaranteed death benefit.

  -- POLICY LOANS AND PARTIAL SURRENDERS. A loan privilege is available under your Policy. We also allow partial surrenders. (See "Loan Privilege" and "Partial Surrenders.")

  -- FEDERAL INCOME TAX CONSEQUENCES. Death benefits paid under a life insurance contract generally are not subject to Federal income tax. Under current law, undistributed increases in cash value of a life insurance contract generally are not taxable. In almost all situations, your Policy will be treated as a modified endowment contract. Pre-death distributions (including partial surrenders and loans) from a modified endowment contract are included in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before you reach age 59 1/2.

COMPARISON TO OTHER POLICIES AND OTHER INVESTMENTS

  In many respects the Policies are similar to fixed-benefit life insurance. Like fixed-benefit life insurance, the Policies offer a death benefit and provide a cash value, loan privileges and surrender values.

  The Policies are different from fixed-benefit life insurance in that the death benefit will in most cases, and the cash value will always, vary to reflect the investment experience of your selected Sub-Accounts.

  We designed the Policies to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

  -- The Policy provides a death benefit based on our assumption of an actuarially calculated risk.

  -- If the net cash value is not sufficient to pay a Monthly Deduction because there is an excess Policy loan, the Policy will lapse with no value unless you make a payment. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

  -- In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from your Policy's cash value and any additional premiums. These charges include various insurance, risk, administrative and state premium tax charges.

  -- The Variable Account, not you, owns the mutual fund shares.

  -- Federal income tax liability on any earnings on the mutual fund investment is generally deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another do not incur tax liability under current law.

  -- Dividends and capital gains are automatically reinvested.

  We offer other variable life insurance contracts that may have different death benefits, contract features, fund selections, and optional programs. These other contracts also have different charges that would affect your sub-account performance and Contract Value. To obtain more information about these other contracts, contact your registered representative.

  For any tax qualified account e.g. 401(k) plan or IRA, the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring a variable life policy within a qualified plan.

  The chart on the following pages shows how the Policy operates.

                               DIAGRAM OF POLICY

                                PREMIUM PAYMENTS

      --Minimum initial premium required is $10,000.
      --You may make additional payments after the first Policy
        Year, within limits. See page A-12.

                   DEDUCTIONS FROM PREMIUMS BEFORE ALLOCATION

     -- From initial premium: NONE
     -- From additional payments:
           --6.5% charge for sales load expense (reduced to 5.10% for additional payments on Policies with initial premiums of $2,000,000 or more).

           --2.5% charge for state premium tax. See page A-23.

                             INVESTMENT OF PREMIUMS

 -- You direct the allocation of initial premiums and any net additional payments among Sub-Accounts. See pages A-14 to A-15 for rules and limits on allocations.

 -- The Sub-Accounts invest in corresponding portfolios of the New England
    Zenith Fund or Metropolitan Series Fund, Inc. (Eligible Funds). See page A-28. Eligible Funds are:

     Back Bay Advisors Money Market       Harris Oakmark Mid Cap
     Series                               Value Series
     Back Bay Advisors Bond Income Series Loomis Sayles Small Cap
                                          Series
     Salomon Brothers Strategic           MFS Investors Series
     Bond
                                          MFS Research Managers
                                          Series
      Opportunities Series
     Salomon Brothers U.S. Government     Westpeak Growth and Income Series
     Series
     Back Bay Advisors Managed Series     Westpeak Stock Index Series
                                          Putnam Large Cap Growth Portfolio
     Balanced Series
     Alger Equity Growth Series           Putnam International Stock Portfolio
     Davis Venture Value Series

                                   CASH VALUE

 -- Cash value is equal to the initial premium and any net additional payments, as adjusted each day the New York Stock Exchange is open to reflect Sub-Account net investment experience, charges deducted and other Policy transactions (such as transfers and partial surrenders). See page A-18.
 -- Cash value varies from day to day. There is no minimum guaranteed cash value. The Policy may lapse if you have a Policy loan. See pages A-18 and A-19.
 -- You can transfer cash value among the Sub-Accounts. See pages A-15 to A-
    16 for rules and limits. Policy loans reduce the amount available for allocations and transfers.
 -- Dollar cost averaging and asset rebalancing programs are available. See pages A-15 and A-16.
 -- Cash value is the starting point for calculating certain values under your Policy, such as the net cash value and the death benefit.

                           DEDUCTIONS FROM CASH VALUE

 -- Monthly Deduction from cash value for:

   -- cost of insurance* (currently calculated as a percentage of cash value at an annual rate, depending on the issue age and risk class of the insured, ranging from:
           Single Insured Policy: 0.45% to 1.25% for standard risk class (0.70% to 1.90% for substandard risk class)
           Last Survivor Policy: 0.25% to 1.05% for standard risk class (0.40% to 1.60% for substandard risk class)

   -- Administrative charge, calculated as a percentage of cash value at an annual rate of 0.35% (currently reducing to 0.10% after ten years).**

   -- During first ten Policy Years, sales charge and state premium tax charge, calculated as percentages of cash value at annual rates of 0.40% and 0.25%, respectively.**
   -- Mortality and expense risk charge, calculated as a percentage of cash value at an annual rate of 0.90%.
   -- For Policies with cumulative premiums less than $50,000, a Monthly
      Maintenance Charge of $2.50 per month.
   --------

   * We do not deduct the cost of insurance charge on or after the Policy Anniversary when the age of the insured(s) is equal to 100.

   ** For Policies with initial premiums of $2,000,000 or more, the 0.40% sales charge and the 0.25% state premium tax charge will be waived, and the Administrative Charge currently will be waived after the tenth Policy Year.

See page A-23.

 -- Investment advisory fees and fund operating expenses are deducted from the assets of each Eligible Fund. See pages A-10 to A-11.


         CASH VALUE BENEFITS                         DEATH BENEFITS


                                           -- Income tax free to Beneficiary.
 -- You may take loans for amounts            (See "Tax Considerations.")
    up to 90% of net cash value at         -- Available as lump sum or under
    a net interest rate charge of             a variety of payment options.
    0.75%. Preferred loans are cur-        -- Greater of variable death bene-
    rently available (with a net              fit or minimum guaranteed death
    interest rate charge of 0%).              benefit.
    See page A-19 for rules and
    limits.                                -- Variable death benefit
                                                 equals the cash value di-
 -- You may surrender your Policy                vided by the applicable net
    in full at any time for its net              single premium. See page A-
    cash value, less the Monthly                 17.
    Deduction to the date of sur-             -- Minimum guaranteed death
    render. A declining sales                    benefit is the initial pre-
    charge of up to 8.0% of the                  mium plus additional pay-
    initial premium will apply to a              ments, less partial surren-
    full surrender made during the               ders, as long as there is
    first nine Policy Years. Fed-                not an excess Policy loan.
    eral taxes and a tax penalty                 See page A-17. On each five-
    also may apply. See page A-20.               year anniversary of the Pol-
                                                 icy Date up to age 75, the
 -- You may make partial surren-                 minimum guaranteed death
    ders. A pro rata portion of the              benefit will be reset as the
    Surrender Charge may apply on                greater of the minimum guar-
    partial surrenders made during               anteed death benefit before
    the first nine Policy Years.                 the recalculation, and the
    Federal taxes and a tax penalty              cash value on that date. See
    also may apply. See page A-20                page A-17.
    for rules and limits.
 -- Preferred surrender amounts            -- We will reduce the proceeds
    (with no surrender charges ap-            paid by any Policy loan bal-
    plicable) are available.                  ance.

 -- Payment options are available.
    See page A-22.

AVAILABILITY OF THE POLICY

  We issue the Policies on the lives of insureds from the ages of 20 to 80. In the case of a Single Insured Policy, the proposed insured must meet our underwriting and other requirements for issuance. In the case of a Last Survivor Policy, both of the insureds must meet those requirements. An insured may qualify for "simplified underwriting." (See "Applying for a Policy.")

  Individuals, and entities who may want to use Policies with certain retirement plans that qualify for tax benefited treatment under Section 401(a) (but not Section 401(k)) of the Internal Revenue Code (the "Code"), may purchase the Policies.

POLICY CHARGES

  -- DEDUCTIONS FROM INITIAL PREMIUM. We do not deduct any charges from the initial premium before allocation to the Sub-Accounts, although a monthly sales charge and state premium tax charge are deducted as part of the Monthly Deduction during the first ten Policy Years, and a Surrender Charge applies during the Surrender Charge Period (the first nine Policy Years).

  -- DEDUCTIONS FROM ADDITIONAL PAYMENTS. We will deduct the following charges from each additional payment before allocation to the Sub-Accounts you select:

    -- 6.5% sales charge (reduced to 5.10% for Policies with Initial
       Premiums of $2,000,000 or more).

    -- 2.5% state premium tax charge.

  -- MONTHLY DEDUCTION DEDUCTED FROM CASH VALUE. We deduct a charge from the cash value on each Monthly Deduction Date after the date we issued your Policy. This charge equals the total of the charges below, shown at their current annual rates:

    -- Cost of insurance charge,* ranging from:
              Single Insured Policy: 0.45% to 1.25% for standard risk class (0.70% to 1.90% for substandard risk class)
              Last Survivor Policy: 0.25% to 1.05% for standard risk class (0.40% to 1.60% for substandard risk class)

    -- 0.35% Administrative Charge (currently reduced to 0.10% after the first ten Policy Years)**

    -- 0.40% sales charge (deducted during the first ten Policy Years only)**

    -- 0.25% state premium tax charge (deducted during the first ten Policy
       Years only)**

    -- 0.90% mortality and expense risk charge

    -- For Policies with cumulative premiums less than $50,000, a $2.50
       Monthly Maintenance Charge

--------
 * No cost of insurance charge is deducted on or after the Policy Anniversary when the insured(s) is age 100.
** For Policies with initial premiums of $2,000,000 or more, we waive the 0.40% sales charge and 0.25% premium tax charge, and we currently waive the Administrative Charge after the tenth Policy Year.

  We calculate each charge, except the $2.50 Monthly Maintenance Charge, as a percentage of cash value on the Monthly Deduction Date. We deduct each charge pro rata from the cash value in the Sub-Accounts.

  We may change the charges shown above. We guarantee that the current cost of insurance charges will not exceed the maximum permitted under the 1980 Commissioners' Standard Ordinary Smoker/Nonsmoker Tables (or multiples of or additives to, in the case of substandard classifications). We will adjust the rate of the state premium tax charge downward proportionately if cash value increases as a result of an additional payment. We also will monitor the sales charge so that the total dollar amount deducted, as part of the Monthly Deduction and any Surrender Charge, does not exceed 9.0% of the initial premium. We guarantee that the Administrative Charge will not exceed an annual rate of 0.35% of cash value. The $2.50 Monthly Maintenance Charge will apply only if cumulative premiums you paid are less than $50,000.

  -- CHARGES DEDUCTED FROM ELIGIBLE FUND ASSETS. The value of shares of the
     Eligible Funds reflect charges and deductions from assets for investment advisory services and fund operating expenses.

ANNUAL SERIES OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1999

 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE CAP OR EXPENSE DEFERRAL)

                                              SALOMON
                         BACK BAY BACK BAY   BROTHERS     SALOMON
                         ADVISORS ADVISORS   STRATEGIC    BROTHERS  BACK BAY          ALGER   DAVIS
                          MONEY     BOND       BOND         U.S.    ADVISORS          EQUITY VENTURE
                          MARKET   INCOME  OPPORTUNITIES GOVERNMENT MANAGED  BALANCED GROWTH  VALUE
                          SERIES   SERIES     SERIES      SERIES*    SERIES   SERIES  SERIES SERIES
                         -------- -------- ------------- ---------- -------- -------- ------ -------
Management Fee..........   .35%     .40%       .65%         .55%      .50%     .70%    .75%   .75%
Other Expenses..........   .05%     .08%       .16%         .15%      .08%     .07%    .05%   .06%
                           ----     ----       ----         ----      ----     ----    ----   ----
 Total Operating Ex-
  penses................   .40%     .48%       .81%         .70%      .58%     .77%    .80%   .81%
                           ====     ====       ====         ====      ====     ====    ====   ====

                         HARRIS  LOOMIS                     WESTPEAK              MORGAN
                         OAKMARK SAYLES              MFS     GROWTH  WESTPEAK     STANLEY
                         MID CAP  SMALL     MFS    RESEARCH   AND     STOCK    INTERNATIONAL
                          VALUE    CAP   INVESTORS MANAGERS  INCOME   INDEX       MAGNUM
                         SERIES  SERIES*  SERIES*  SERIES*   SERIES   SERIES  EQUITY SERIES**
                         ------- ------- --------- -------- -------- -------- ---------------
Management Fee..........  .75%     .90%    .75%      .75%     .68%     .25%         .90%
Other Expenses..........  .13%     .10%    .15%      .15%     .06%     .10%         .40%
                          ----    -----    ----      ----     ----     ----        -----
 Total Operating Ex-
  penses................  .88%    1.00%    .90%      .90%     .74%     .35%        1.30%
                          ====    =====    ====      ====     ====     ====        =====

--------

 * Without the applicable expense cap or expense deferral arrangement (described below), Total Series Operating Expenses for the year ended December 31, 1999 would have been: MFS Investors Series, 2.03%; MFS Research Managers Series, 2.03% (both on an annualized basis since the Series' start date of April 30, 1999); and Salomon Brothers U.S. Government Series, .72%. In 1999, the management fee for the Loomis Sayles Small Cap Series was 1.00%, and Total Series Operating Expenses were capped at 1.00%. Without the expense cap, Total Series Operating Expenses would have been 1.10%.

** The Morgan Stanley International Magnum Equity Series is not an Eligible
   Fund for Contracts purchased on or after May 1, 2000.

  Our affiliate, New England Investment Management, Inc. ("NEIM"), is the investment adviser for the series of the Zenith Fund. New England Investment Management voluntarily limits the expenses (other than brokerage costs, interest, taxes or extraordinary expenses) of certain series with either an expense cap or expense deferral arrangement. Under the expense cap, New England Investment Management bears expenses of the Loomis Sayles Small Cap Series that exceed 1.00% of average daily net assets. Under the expense deferral agreement, New England Investment Management bears expenses which exceed a certain limit in the year the series incurs them and charges those expenses to the series in a future year if actual expenses of the series are below the limit. The limit on expenses for these series are: .90% of average daily net assets for the Harris Oakmark Mid Cap Value, MFS Investors and MFS Research Managers Series; .70% of average daily net assets for the Salomon Brothers U.S. Government Series; and 1.30% of average daily net assets for the Morgan Stanley International Magnum Equity Series. New England Investment Management may end these expense limits at any time.

  MetLife is the investment advisor for the Portfolios of the Metropolitan Series Fund, Inc. The Portfolios pay investment management fees to MetLife and also bear other expenses. The chart below shows the total operating expenses of the Portfolios for the year ended December 31, 1999 (in the case of the Putnam Large Cap Growth Portfolio, anticipated expenses for 2000) as a percentage of Portfolio net assets.

                                                            PUTNAM     PUTNAM
                                                            LARGE   INTERNATIONAL
                                                             CAP        STOCK
PORTFOLIO                                                   GROWTH    PORTFOLIO
---------                                                   ------  -------------
Management Fees............................................  .80%       .90%
Other Expenses.............................................  .20%       .22%
                                                            -----       -----
 Total Annual Expenses..................................... 1.00%*      1.12%
                                                            =====       =====

--------

* Metlife voluntarily pays expenses (other than the management fee, brokerage commissions, taxes, interest and other loan costs, and any unusual one-time expenses) of the Putnam Large Cap Growth Portfolio that exceed .20% of net assets until the earlier of 7/1/02 and the date this Portfolio reaches $100 million. Without this subsidy, the anticipated total annual expenses of the Putnam Large Cap Growth Portfolio would be 1.39%. MetLife can terminate this arrangement at any time upon notice to the Board of Directors and to Fund shareholders.

  -- SURRENDER CHARGE. If you surrender your Policy, take a partial surrender from your Policy or if your Policy lapses during the first nine Policy Years (the Surrender Charge Period), we may deduct a Surrender Charge. The Surrender Charge is a deferred sales charge. The amount of this charge decreases over the course of the Surrender Charge Period. The table below shows the Surrender Charge as a percentage of the portion of the amount surrendered subject to the Surrender Charge:

             POLICY YEAR                        CHARGE
             -----------                        ------
               1...............................  8.0%
               2...............................  8.0%
               3...............................  7.0%
               4...............................  6.0%
               5...............................  5.0%
               6...............................  4.0%
               7...............................  3.0%
               8...............................  2.0%
               9...............................  1.0%
              10...............................  0.0%

  We deduct the Surrender Charge from the amount surrendered.

  During the Surrender Charge period, a partial surrender is taken first from the "preferred surrender amount" free of any Surrender Charge and then from the cash value subject to the Surrender Charge. The "preferred surrender amount" is equal to the greater of (a) cash value on the date of surrender in excess of the initial premium paid (minus any previous partial surrenders attributable to the initial premium) and (b) 10% of the initial premium paid (minus previous partial surrenders in that Policy Year). If you make a full surrender during the Surrender Charge Period, the preferred surrender amount will be deducted from the amount of the full surrender before the Surrender Charge is calculated.

  For more information concerning the Surrender Charge, see "Surrender
Charge."

  For more information concerning the charges and expenses associated with your Policy, see "Charges and Expenses."

RIGHT TO RETURN THE POLICY

  You may cancel the Policy within 10 days (or more in some states) after you receive the Policy. You can return the Policy to us or your registered representative. Insurance coverage ends as soon as you return the Policy (as determined by its postmark, if the Policy is mailed). If you choose to cancel the Policy, we will refund any premiums paid (or any other amount that is required in some states) with interest at our current rate.

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S HOME OFFICE

  We will treat your request for a Policy transaction, or your submission of a payment, as received at our Home Office if we receive it there before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open.

                                    NELICO

  NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states, the District of Columbia and Puerto Rico. NELICO was formerly a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into MetLife, an insurance company whose principal office is at One Madison Avenue, New York, NY 10010. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife then became the parent of NELICO. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company," and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is now 501 Boylston Street, Boston, Massachusetts 02116. NELICO's mailing address is: P.O. Box 9116, Boston, Massachusetts 02117.

                                   PREMIUMS

APPLYING FOR A POLICY

  To purchase a Policy you must submit an application and provide evidence of insurability of the proposed insured(s). You must also pay the initial premium before we issue the Policy. We will issue a Single Life Policy for an insured who is between the ages of 20 to 80 and meets our insurability requirements. We will issue a Last Survivor Policy on two insureds only if each of them is between the ages of 20 and 80 and each of them meets our insurability requirements. The ages of the two insureds may not be more than nine years apart (except in Texas and New Jersey where the ages of the two insureds may not be more than five years apart).

  Before accepting an application, we conduct underwriting to determine insurability. Depending on the amount of the initial premium and the age of the insured(s), the insured may qualify for simplified underwriting. To qualify, a written questionnaire concerning the insured's health must be completed.

  We reserve the right to reject an application or premium for any reason. If we do not issue a Policy, we will return to you, any premium payment you submitted plus interest at our current rate. If we issue a Policy, it is effective on the Policy Date.

PREMIUM PAYMENTS

  The minimum initial premium we require is $10,000, unless we otherwise consent. Currently, we will not accept a premium payment that would cause your policy value, including the value of all other policies you may own with us, to exceed $5,000,000. You may purchase a Policy with the proceeds of another life insurance policy, so long as the following conditions are met.

    (1) you must complete the application forms.

    (2) if the value to be applied from the existing policy is subject to a policy loan, then as part of the initial premium you must submit an additional amount so that the unloaned cash value at issue is $10,000. Any loan remaining cannot exceed 80% of the cash value of the Policy at the time of issue.

  It may not be advantageous to replace existing insurance with a Policy.

  You may make additional payments by check or money order until the insured(s) is age 100, subject to our underwriting requirements (an exception may apply during a grace period (See "Lapse and Reinstatement")).

  However, the following requirements apply:

    (1) Any additional payments you make must be at least $1,000 (except for a payment made during a grace period (see "Lapse and Reinstatement"). For policies issued in New York, any additional payment must be at least $10,000).

    (2) You may make only one additional payment during each Policy Year beginning with the second year.

    (3) If you have a loan, we will apply any payment we receive first towards repayment of the loan interest due, second towards repayment of the loan and last as an additional payment (unless you tell us otherwise in writing when you send us the payment). (See Effect of Policy Loan.")

    (4) Before we accept an additional payment, we may require satisfactory evidence of insurability if the additional payment would increase the death benefit by more than it would increase the cash value.

  We reserve the right to reject an additional payment for any reason. If we accept an additional payment, we will credit your net additional payment, after deductions for sales and state premium tax charges, to your Policy's cash value. We will credit the additional payment on the date the payment is received at our Home Office, if underwriting was not required, or the date underwriting was completed if required. (See "Allocation of Premiums," "Charges and Expenses," and "Receipt of Communications and Payments at NELICO's Home Office.")

  If an additional payment is accepted, a proportional downward adjustment will be made in the rate of the state premium tax charge deducted as part of the Monthly Deduction. (See "Charges and Expenses" and Appendix C.)

  If you have a Policy loan, it may be more advantageous to repay the loan than to make an additional payment, because an additional payment is subject to sales and state premium tax charges, whereas the loan repayment is not subject to any charges. (See "Loan Privilege" and "Deductions from Premiums.")

LAPSE AND REINSTATEMENT

  As a single premium policy, we designed your Policy to be fully paid-up when issued. Accordingly, it will not lapse, regardless of adverse investment experience, unless there are excessive Policy loans. See "Policy Loans." If a Policy loan is outstanding, and the net cash value on a Monthly Deduction Date is not enough to cover the entire Monthly Deduction for that Policy Month, your Policy will be in default.

  We will notify you of the amount due to continue your Policy. Your Policy provides a 62-day grace period from the date the Monthly Deduction was due (unless otherwise provided in some states) for you to make an additional payment in an amount sufficient to cover three months of Monthly Deductions and loan interest due after the notice is sent. During the grace period, insurance coverage continues under your Policy, but if the insured dies (in the case of a Last Survivor Policy, if the last surviving insured dies) before the grace period payment is made, we will deduct from the death proceeds the portion of the unpaid Monthly Deduction(s) for the period prior to the date of death.

  If your Policy has lapsed, you may reinstate it within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, you must obtain our consent to reinstate. Reinstatement in all cases is subject to payment of certain charges described in the Policy and generally requires evidence of insurability that is satisfactory to us. If your Policy lapses and is reinstated, the lapsed period will not count for purposes of determining:

    (i) the Surrender Charge on any date after reinstatement;

    (ii) the ten-year period during which the Monthly Deduction includes deductions for sales charges and state premium taxes; and

    (iii) the ten-year period during which we deduct higher administrative charges.

  For determining the dates on which we will recalculate the minimum guaranteed death benefit, the lapsed period will count. If we would have recalculated the minimum guaranteed death benefit during the lapsed period, we will recalculate it upon reinstatement.

           ALLOCATION OF PREMIUM PAYMENTS AND TRANSFER OF CASH VALUE

ALLOCATION OF PREMIUM PAYMENTS

  We will allocate your initial premium to the Money Market Sub-Account as of the Investment Start Date. The Investment Start Date is the latest of: the Policy Date, the date when the last Part II of the application for the Policy or the Supplement to the Part I Application is signed, if any is required, and the date when we first receive the initial premium. We will mail you a confirmation for the initial premium when we approve your application and receive your initial premium. Fifteen days after we mail the confirmation, we will allocate the cash value in the Money Market Sub-Account to the Sub-Accounts you selected. (For Policies issued in Maryland, this allocation to your selected Sub-Accounts will occur on the later of fifteen days after the confirmation has been mailed and 45 days after the date of Part I of the application.) (See "Investment Options.")

  You can allocate your premium to a maximum of 10 Sub-Accounts at any one time. Currently, we will permit any whole percentage to be allocated to a Sub-Account.

  You select the initial premium allocation when you apply for a Policy. We will use this allocation for any additional payments, unless you specify otherwise when submitting the payment. You also may change the allocation instructions for future payments at any time, provided that your Policy's cash value is distributed among no more than 10 Sub-Accounts at any one time. The change will be effective for additional payments accepted on or after the date when we receive your instructions. You may change your instructions by telephone or by written request to us. (See "Receipt of Communications and Payments at NELICO's Home Office.") See "Transfer and Reallocation Requests" below for information on how to request a transfer or reallocation by telephone.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

  We invest your initial premium as of the Investment Start Date. (For this purpose only, receipt of the premium means receipt by your registered representative if the payment is made with the application; otherwise, it means receipt by us at our Home Office.)

  If you pay the initial premium with the application or during the underwriting process, the Policy Date is the later of the date when the last
Part II of the application or the Supplement to the Part I Application is signed, if any is required, and receipt of the premium payment. In this case the Policy Date and investment start date are the same.

  If you pay the initial premium with the application, we will cover the insured under a temporary insurance agreement for a limited period that generally begins when we receive the premium payment or, if later, the date when the last Part II of the application or the Supplement to the Part I Application is signed, if any is required. The maximum amount of coverage provided is either the amount of insurance applied for or $500,000, whichever is less, for standard and preferred risks ($250,000 for substandard risks and $50,000 for persons who are determined to be uninsurable). There may be variations to these provisions required by state law.

  If we issue a Policy, Monthly Deductions begin from the first Monthly Deduction Date, even if we delayed issuance for underwriting requirements, and will be for the face amount of the Policy, even if the temporary insurance coverage during underwriting was for a lower amount.

  If you do not submit the initial premium with the application or during the underwriting process, the Policy Date will generally be the date we receive the initial premium payment and will be the same as the investment start date. However, at your request and under limited circumstances, we may assign your Policy a Policy Date that is prior to the investment start date in this situation. We will not deduct charges and we will not credit interest to the Policy for the period between the Policy Date and the investment start date.

TRANSFER OPTION

  Fifteen days after we mail the confirmation for the initial premium, you may transfer your Policy's cash value among the Sub-Accounts. (For Policies issued in Maryland, you may make Sub-Account transfers beginning with the later of fifteen days after we mail the initial premium confirmation and 45 days after the date of Part I of the application.) We currently do not charge a transfer fee or limit the number of transfers. We reserve the right to limit transfers and to charge a transfer fee (for Policies issued in New York, the minimum number of transfers permitted each Policy Year will never be less than twelve).

  Currently, the minimum transfer amount is $100. (If the full amount of cash value in a Sub-Account is less than $100, that full amount may be transferred). The maximum you may transfer is $500,000. We will treat as one transfer all transfers that you request on the same day for all Policies you own. If you exceed $500,000 on one day, no amount of the transfer will be made.

  A transfer will be effective as of the date when we receive the transfer request at our Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office.")

  For transfers that we determine are based on "market-timing" (e.g., transfers under different Policies that are being requested under Powers of Attorney with a common attorney-in-fact or that are in our determination based on the recommendation of a common investment adviser or broker-dealer), we will allow one transfer every 30 days. In some states, this limitation does not apply. Transfers can be made under Powers of Attorney only with our consent. Each transfer is subject to a $500,000 maximum. We will treat as one transfer all transfers requested under different Policies that are being requested under Powers of Attorney with a common attorney-in-fact or that are, in our determination, based on the recommendation of a common investment adviser or broker-dealer. If a transfer is executed under one Policy and, within the next 30 days, a transfer request for another Policy is determined by us to be related, the second transfer request will not be made.

  In addition, the Metropolitan Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read the prospectuses of these Eligible Funds for more details.

  See "Transfer and Reallocation Requests" for information regarding transfers made by written request and by telephone.

DOLLAR COST AVERAGING

  We offer an automated transfer privilege called dollar cost averaging. We will transfer the same dollar amount to selected Sub-Accounts each month. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, you may achieve a lower average cost of purchases over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.

  Under this feature you may request a transfer of a certain amount of your cash value on any selected business day of each month (or if not a day when the New York Stock Exchange is open, the next such day), from any one

Sub-Account to one or more of the other Sub-Accounts. The minimum transfer amount is $100 that must be transferred to each Sub-Account that you select under this feature. If we impose a transfer fee, we may count transfers made under the dollar cost averaging program against the number of transfers per year allowed free of charge. You may select a dollar cost averaging program when you apply for the Policy or at a later date by contacting our Home Office. You may not participate in the dollar cost averaging program while you are participating in the asset rebalancing program. You may cancel your use of the dollar cost averaging program at any time prior to the monthly transfer date. Transfers will continue until you notify us to stop making transfers or there no longer is sufficient cash value in the Sub-Account from which you are transferring.

ASSET REBALANCING

  We offer an asset rebalancing program for cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates due to market fluctuations. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts each quarter to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those Sub-Accounts that have increased in value to those that have declined, or not increased as much, in value. Over time, this method of investing may help you "buy low and sell high," although there can be no assurance that this objective will be achieved. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

  You may select an asset rebalancing program when you apply for the Policy or at a later date by contacting our Home Office. You specify the percentage allocations to which your cash value will be reallocated among the Sub-Accounts. You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. On the last day of each calendar quarter on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts to the extent necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone at our Home Office. Currently, we don't count transfers made under an asset rebalancing program for purposes of the transfer rules described above.

TRANSFER AND REALLOCATION REQUESTS

  You may request a Sub-Account transfer or change the allocation of net additional payments by:

    . written request to our Home Office;

    . fax (617-578-5412);

    . telephone (1-877-633-7785); or

    . contacting your registered representative.

Requests for transfers (up to our current limit each Policy Year) or reallocations by telephone will be automatically permitted. We will use reasonable procedures, such as requiring certain identifying information from you, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone are genuine. Any telephone instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss.

                                 DEATH BENEFIT

  If the insured under a Single Insured Policy dies, we will pay a death benefit to the beneficiary. In the case of a Last Survivor Policy, we will pay a death benefit on the last of the two insureds to die. In New York, we will pay a death benefit if the insured dies prior to the date the insured reaches age 100 (based on a single life or if the joint equal issue age is 100 for a Last Survivor Policy), called the Maturity Date. If the insured is living on the Maturity Date and the policy is still in force, we will pay the net cash value to the owner.

  HOW THE DEATH BENEFIT IS DETERMINED. The death benefit payable on any day is the greater of the variable death benefit and the minimum guaranteed death benefit. We determine the variable death benefit by dividing your Policy's cash value by the applicable net single premium (per $1.00 of death benefit) calculated as provided in the Internal Revenue Code. We base net single premiums on the age, sex and smoker/nonsmoker status of the insured at the time of the calculation. Net single premiums increase over time resulting in a decreasing death benefit for the same amount of cash value. Set forth below are net single premiums for selected ages of male and female, nonsmoker insureds.

                                   NET SINGLE PREMIUM
                             -------------------------------
            AGE              MALE NONSMOKER FEMALE NONSMOKER
            ---              -------------- ----------------
             30.............     .19992          .17824
             40.............     .27992          .24926
             50.............     .38723          .34338
             60.............     .52085          .46422
             70.............     .66655          .61117
             80.............     .79617          .76294
             90.............     .88839          .88028
            100.............          1               1

  As an example of how the variable death benefit is calculated, assume that the cash value of a Policy held by a 40-year-old male nonsmoker is $10,000. The variable death benefit would be $35,724 ($10,000 divided by the applicable net single premium of .27992).

MINIMUM GUARANTEED DEATH BENEFIT

  The minimum guaranteed death benefit guarantees, regardless of investment performance, that as long as there is not an "excess Policy loan," the death benefit will never be less than the initial premium paid plus additional payments, less adjustments for partial surrenders. On the Policy Date, the minimum guaranteed death benefit is equal to the initial premium paid. Thereafter, we will increase the minimum guaranteed death benefit by each additional payment, and decrease the benefit proportionately by any partial surrenders. We will base the reduction at the time of a partial surrender on the ratio of the cash value after the surrender to the cash value before the surrender. (See Appendix D for an example illustrating the effect of a partial surrender on a Policy.)

  At the end of the fifth Policy Year and every five years thereafter until the insured is (or insureds are) age 75, we will recalculate the guaranteed death benefit. On each of these days, we reset the guaranteed death benefit to be the greater of:

  .(i) the guaranteed death benefit before the recalculation; and

  .(ii) the cash value on the date of recalculation.

  The new minimum guaranteed death benefit (plus any subsequent premiums and adjusted for any subsequent surrenders) applies to your Policy until the next recalculation (five year anniversary) date, or until you make a premium payment or surrender.

  If, however, an "excess Policy loan" exists, the Policy may terminate. (See "Loan Privilege" for the definition of "excess Policy loan.")

ADJUSTMENTS TO THE DEATH PROCEEDS PAYABLE

  The death proceeds actually paid to the beneficiary are equal to the amount of the death benefit determined on the date of the insured's death, reduced by any Policy loan balance as of that date and by a pro rata portion of the Monthly Deduction.

  We may also adjust the death proceeds if you misstated an insured's age in the application, if death results from the insured's suicide (or an insured's suicide under a Last Survivor Policy) within two years (or less in some states) from the date the Policy was issued or if limits on the death benefit are imposed by rider. (See "Limits to NELICO's Right to Challenge the Policy.")

PAYMENT OF DEATH BENEFIT PROCEEDS

  We will pay death benefit proceeds in one sum unless you or the payee choose to put all or part of the proceeds under a payment option. (See "Payment of Proceeds" and "Payment Options.") We may also pay death benefit proceeds under our Access Plus program. Under this program, we will establish an Access Plus account at State Street Bank & Trust Company at the time that death benefit proceeds are payable. The Access Plus account provides convenient access to proceeds, which are maintained in MetLife's general account, through checkbook privileges with State Street. A beneficiary may elect to have death benefit proceeds paid through the Access Plus program at any time prior to the payment of death benefit proceeds.

  We will not pay any death benefit until we receive satisfactory proof of death of the insured, and any other information we may need.

                      CASH VALUE AND CASH VALUE BENEFITS

CASH VALUE

  Your Policy's cash value includes its cash value in the Variable Account and, if you have an outstanding Policy loan, in our general account as a result of the loan. (See "Loan Privilege.") The cash value reflects:

  -- premium payments

  -- the net investment experience of the Policy's Sub-Accounts

  -- interest credited on amounts held in the general account as a result of a loan

  -- amounts deducted for Policy charges (including Monthly Deductions and any Surrender Charge that applies if you make a partial surrender)

  -- partial surrenders

  -- transfers among the Sub-Accounts.

  The net cash value is the cash value on any day, reduced by any loan balance and any applicable Surrender Charge. (See "Loan Privilege," "Surrender Charge," and "Monthly Deduction Deducted from Cash Value.") If you surrender your Policy, we will reduce the net cash value by the applicable portion of the Monthly Deduction for the period from the last deduction to the date of surrender.

  We adjust the amount provided for investment in the Policy (i.e., the cash value) to reflect the net investment experience of the Sub-Accounts. The Policy's cash value in the Variable Account may increase or decrease daily depending on the net investment experience of the Sub-Accounts. Unfavorable investment experience can reduce the net cash value to zero. YOU BEAR THE ENTIRE INVESTMENT RISK WITH RESPECT TO CASH VALUE IN THE VARIABLE ACCOUNT.

  NET INVESTMENT EXPERIENCE. The net investment experience of the Policy's Sub-Accounts will affect the Policy's cash value and, in some cases, the death benefit. We determine the net investment experience of the Sub-Accounts as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading. A Sub-Account's net investment experience for any period is based on the investment experience of the underlying Eligible Fund shares for the same period. (See "Daily Charges Deducted from Variable Account Assets" and "Charges Deducted from Eligible Fund Assets.")

  The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Eligible Fund.

LOAN PRIVILEGE

  You may borrow all or part of the Policy's "loan value" once fifteen days have passed after we mail the confirmation for the initial premium. (For Policies issued in Maryland, you may take a loan once fifteen days from the initial premium confirmation mailing and 45 days from the date of Part 1 of the application have passed.) We will make the loan as of the date when we receive a loan request at our Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office.") You should contact our Home Office or your registered representative for information regarding the procedures to follow for requesting a loan.

  The Policy's loan value is equal to 90% (more in some states) of: the Policy's cash value minus the surrender charge. The loan value available is reduced by any outstanding loan plus interest.

  A Policy loan may result in adverse tax consequences. (See "Tax
Considerations.")

  EFFECT OF POLICY LOAN. When we pay Policy loan proceeds to you, we take cash value in the amount of the loan from the Sub-Accounts and transfer it to our general account as collateral for the loan. When you make a loan repayment, we transfer cash value held as collateral from the general account back to the Sub-Accounts. This increases the cash value in the Sub-Accounts by the amount of the repayment. Unless you specify a different allocation, we transfer cash value for a Policy loan from the Sub-Accounts in proportion to the cash value in each. We allocate loan repayments to the Sub-Accounts in proportion to the cash value in each, unless you request otherwise.

  The interest rate charged on Policy loans is 6.0% per year. Interest accrues daily and is due on the Policy Anniversary. If not paid at that time, we add the interest accrued on the loan to the loan, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the Sub-Accounts in proportion to the amount in each.

  The amount we take as collateral for a loan earns interest at not less than a 5.25% rate per year. Currently, on preferred loans, the rate we credit is a 6.0% annual rate (guaranteed in some states). "Preferred loans" are loans that represent an amount less than or equal to the excess of cash value over premiums paid (as adjusted for any partial surrenders). (You should consult a tax advisor as to the tax consequences associated with a preferred loan.) We credit interest earned on amounts held in our general account as collateral for a loan to the Policy's Sub-Accounts on the Policy Anniversary, in proportion to the cash value in each.

  The amount taken from the Policy's Sub-Accounts as a result of a loan does not participate in the investment experience of the Sub-Accounts. Therefore, the death benefit and cash value of the Policy can be permanently affected by a loan, even if it is repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

  While a loan is outstanding, we apply your payments as follows:

    (1) as a repayment of Policy loan interest due,

    (2) then as repayment of a Policy loan, and

    (3) last as an additional payment (if no previous additional payment has been made in that Policy Year), unless you designate otherwise in writing to us.

  If a previous additional payment has been made in that Policy Year, the portion of the payment in excess of any outstanding Policy loan balance will be returned. If a Policy loan is outstanding, it may be more advantageous to repay the loan than to make an additional payment, because an additional payment is subject to sales and state premium tax charges, and the loan repayment is not subject to charges.

  If a Policy loan is outstanding, and the net cash value on a Monthly Deduction Date is not enough to cover the entire Monthly Deduction for the month, we will notify you that the Policy is going to terminate unless a sufficient payment is made within the 62-day grace period. (This situation is referred to as an "excess Policy loan.") The Policy will terminate without value 62 days after the notice is mailed (unless otherwise provided in some states) unless you pay us the excess amount within that time. (See "Lapse and Reinstatement.") If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

  If you purchase a Policy with the proceeds of another life insurance policy that has an outstanding policy loan (see "Premium Payments"), the following conditions must be met. First, you must complete appropriate application forms. Second, if the value to be applied from the existing policy is subject to a policy loan, then as part of the initial premium you must submit an additional amount so that the unloaned cash value at issue is $10,000. Any loan remaining against the new Policy cannot exceed 80% of the cash value of the Policy at issue. It may not be advantageous to replace existing insurance with a Policy.

SURRENDER

  You may surrender a Policy for its net cash value, less the applicable portion of the Monthly Deduction to the date of surrender, at any time while the insured (or at least one insured under a Last Survivor Policy) is living. Your request must conform to our administrative procedures. We determine the net cash value of the surrendered Policy as of the date when we received the surrender request at our Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office.") The net cash value equals the cash value, reduced by any Policy loan balance and also reduced by any applicable Surrender Charge (see "Surrender Charge"). Upon surrender, we will deduct the applicable portion of the Monthly Deduction from net cash value. (See "Monthly Deduction from Cash Value.") You may elect in writing to have all or part of the surrender amount applied to a payment option. (See "Payment Options.") A surrender may result in adverse tax consequences. (See "Tax Considerations.")

PARTIAL SURRENDERS

  You may make a partial surrender of cash value once fifteen days have passed after we mail the confirmation for the initial premium payment. (For Policies issued in Maryland, you may make partial surrenders once fifteen days from the confirmation mailing and 45 days from the date of Part 1 of the application have passed.)

  In each Policy Year, we will limit partial surrenders, except with our consent to: 20% of the net cash value on the day the first partial surrender is made for the Policy Year; or, if less, the Policy's loan value less the amount of any Policy loan balance on that day. Currently, we do not limit the maximum amount of a partial surrender as long as the cash value immediately after the partial surrender is at least $10,000. The minimum amount for a partial surrender is $500.

  A partial surrender made in excess of the preferred surrender amount may be subject to a Surrender Charge. (See "Surrender Charge" and "Monthly Deduction.") If any charges apply, we will deduct these charges from the amount requested to be surrendered. There are no limits on the number of partial surrenders that may be made during a Policy Year. However, there are tax consequences. (See "Tax Considerations.")

  EFFECT OF PARTIAL SURRENDER ON CASH VALUE AND DEATH BENEFIT. A partial surrender reduces the minimum guaranteed death benefit based on the ratio of the cash value immediately after the partial surrender to the cash value just before the partial surrender. See "Death Benefit" and Appendix D.

  You cannot reinvest the net cash value paid on a partial surrender in the Policy except as additional payments, which are subject to the charges described under "Charges and Expenses."

  The amount paid to you as the result of a partial surrender is equal to the amount requested less any amount deducted for the Surrender Charge. We will deduct the applicable portion of the Monthly Deduction (based on the portion of the Policy Month elapsed and on the proportion of cash value withdrawn) from the cash value remaining.

(See "Surrender Charge" and "Monthly Deduction from Cash Value.") We will determine the amount of net cash value paid on a partial surrender as of the date when we receive a request conforming to our administrative procedures at our Home Office. For more information about our administrative procedures, please contact your registered representative or our Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office," "Payment of Proceeds," and "Payment Options.")

  Unless you specify a different allocation, the partial surrender reduces the Policy's cash value in the Sub-Accounts in proportion to the amount of cash value in each.

ACCELERATION OF BENEFITS RIDER--TERMINAL ILLNESS

  We offer a rider benefit that allows you to receive an accelerated payment of benefits. This advance payment of benefits is available where certain special circumstances exist, as described briefly below.

  If the insured is diagnosed as terminally ill, as defined in the rider, you may request this benefit. (In the case of a Last Survivor Policy, both insureds, or the surviving insured, must be diagnosed as terminally ill in order to request the benefit.) The rider is available in states where it has been approved.

  We calculate the accelerated benefit using the Policy's Eligible Proceeds, multiplied by the Payout Factor. The Policy's Eligible Proceeds are equal to the death benefit, less an amount to cover Monthly Deductions that would be made in the event of death. In determining the Payout Factor, we may take into consideration the life expectancy, age, gender and underwriting class of the insured as well as other factors. The Payout Factor used will be determined by us on the date we receive a written request for an accelerated benefit, at our Home Office. The rider lists various items which may affect the Payout Factor. If we accept a request for this benefit, we will notify you of the Payout Factor and payment terms which will apply to the benefit.

  We will reduce the accelerated benefit payment made to you by any outstanding Policy loan balance. Our consent is necessary to obtain payment of a partial accelerated benefit.

  Exercise of the accelerated benefits rider cannot be reversed and is subject to a number of conditions as set forth in the rider, including evidence satisfactory to us.

ACCELERATION OF BENEFITS RIDER--LONG-TERM CARE

  We may offer in the future a second rider benefit that will allow you to receive an accelerated payment of benefits where certain special circumstances exist, as described briefly below. These benefits will depend on certain conditions contained in the rider.

  We expect that payment of the rider benefit will be available if one or more of the insured(s) is receiving qualified long-term care services, as defined in the rider and by the Internal Revenue Code. The benefit may be subject to discounting and charges. Payment will be subject to evidence satisfactory to us.

  WE WILL MAKE THIS ACCELERATED BENEFITS RIDER AVAILABLE TO YOU ONLY IF: (1) YOUR STATE INSURANCE DEPARTMENT HAS APPROVED THE RIDER, (2) WE BELIEVE THAT THE RIDER WILL MEET THE DEFINITION OF AN ACCELERATED DEATH BENEFIT FOR FEDERAL INCOME TAX PURPOSES AND (3) WE BELIEVE THAT THE RIDER WILL NOT JEOPARDIZE THE QUALIFICATION OF THE POLICY AS LIFE INSURANCE UNDER FEDERAL INCOME TAX LAW.

PAYMENT OF PROCEEDS

  We will ordinarily pay any surrender, partial surrender, loan or death benefit proceeds from the Sub-Accounts within seven days after we receive at the Home Office a request, or proof of death of an insured, in a form satisfactory to us. (See "Receipt of Communications and Payments at NELICO's Home Office.") However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Sub-Accounts: (i) if the

New York Stock Exchange is closed other than on a weekend or holiday, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that a state of emergency exists that makes payments or Sub-Account transfers impractical, or (iii) if the SEC orders the Variable Account or orders the Zenith Fund or its successor or any other Eligible Fund to postpone payment or transfer of variable benefits.

  We may withhold payment of surrender, partial surrender or loan proceeds if those proceeds are coming from a Policy Owner's check that has not yet cleared. In those cases, we will process the surrender or loan up to the amount of Policy values for which the Policy Owner has made full payment. We will pay the balance of the surrender, partial surrender or loan proceeds when the Policy Owner's check has cleared. We may also delay payment if we consider whether to contest the Policy. We will pay interest on the death benefit proceeds from the date they become payable to the date they are paid. (See "Payment Options.")

PAYMENT OPTIONS

  We will pay the Policy's death benefit and any partial surrender or surrender of net cash value in one sum unless you or the payee choose to put all or part of the proceeds under a payment option. You can choose a combination of payment options. The selection of a payment option and the naming of a payee must be in written form satisfactory to us. You can make, change or revoke the selection before the death of the insured. The payment options available are fixed benefit options only, and are not affected by the investment experience of the Eligible Funds. The guaranteed mortality assumptions used in determining payment levels under the options will not vary based on sex. (For Policies issued in New York and Oregon, however, and which are not issued for use in connection with certain employee benefit plans and fringe benefit programs, the mortality assumptions will vary based on sex.) (See "Group or Sponsored Arrangements.") Once payments under an option begin, we may restrict withdrawal rights.

  The following payment options are available:

  (1) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest that we pay for any year will be added to the monthly payments for that year.

  (2) LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

  (3) LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, any unpaid proceeds remaining are paid either in one sum or in equal monthly installments until the total proceeds have been paid to the successor payee.

  (4) INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly on the proceeds or add the interest to the principal annually. At the death of the payee, or at the end of the period agreed to, we will pay the balance of principal and any interest in one sum to the successor payee.

  (5) SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We will pay any amounts unpaid at the death of the payee in one sum to the successor payee.

  (6) LIFE INCOME FOR TWO LIVES. We will pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we will pay two-thirds of the monthly amount for the life of the surviving payee.

  You must have our consent to use of an option if the installment payments would be less than $20.

                             CHARGES AND EXPENSES

  The amount of a charge may not necessarily correspond to the costs of providing the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge may not fully cover all of the sales and distribution expenses we actually incur, and proceeds from other charges, including the cost of insurance charge and mortality and expense risk charge, may be used in part to cover those expenses. We can profit from certain policy charges.

  DEDUCTIONS FROM PAYMENTS. We do not deduct charges from the initial premium before allocation to the Sub-Accounts.

  We will deduct the following charges from an additional payment before allocation to the Sub-Accounts:

  -- 6.5% sales charge (reduced to 5.10% for Policies with initial premiums of $2,000,000 or more).

  -- 2.5% state premium tax charge.

  MONTHLY DEDUCTION FROM CASH VALUE. We deduct a charge from the cash value on each Monthly Deduction Date after the Policy Date. This Monthly Deduction includes the following charges, shown below at their current annual rates:

  -- Cost of insurance charge,* currently ranging from:

      Single Insured Policy: 0.45% to 1.25% for standard risk class (0.70% to 1.90% for substandard risk class)

      Last Survivor Policy: 0.25% to 1.05% for standard risk class (0.40% to 1.60% for substandard risk class)

  -- 0.35% Administrative Charge (currently reduced to 0.10% after the first ten Policy Years)**

  -- 0.40% sales charge (deducted during the first ten Policy Years only)**

  -- 0.25% state premium tax charge (deducted during the first ten Policy
     Years only)**

  -- 0.90% mortality and expense risk charge

  -- For Policies with cumulative premiums less than $50,000, a $2.50 Monthly
     Maintenance Charge also is included in the Monthly Deduction.
--------
 * We do not deduct the cost of insurance charge on or after the Policy Anniversary when the age of the insured(s) is equal to 100.
** For Policies with initial premiums of $2,000,000 or more, we will waive the 0.40% sales charge and 0.25% premium tax charge, and we will waive the Administrative Charge currently after the tenth Policy Year.

  We calculate each charge, except the $2.50 Monthly Maintenance Charge, as a percentage of cash value (including cash value transferred to the general account as collateral for Policy loans). We first calculate all charges, other than the cost of insurance charge, based on the cash value on the Monthly Deduction Date (before we deduct monthly charges, but reflecting daily charges deducted from Eligible Fund Assets), and then deduct the charges. We then calculate the cost of insurance charge based on the cash value for that date, as reduced by all other charges deducted that day. We deduct the Monthly Deduction pro rata from the cash value in the Sub-Accounts.

  SALES CHARGES. We deduct a sales charge calculated as a percentage of cash value at an annual rate of 0.40%. In no event will the aggregate amount deducted as part of the Monthly Deduction for sales charges plus the Surrender Charge exceed 9% of the initial premium. We currently waive the charge:

    . for Policies with initial premiums of $2,000,000 or more

    . after the first ten policy years (on amounts attributable to the initial premium)

  If a Policy lapses and is reinstated, the lapsed period will not count towards the ten-year period during which the sales charges apply.

  STATE PREMIUM TAX CHARGE. We deduct this charge from your cash value in the Sub-Accounts for the first ten Policy Years, as part of the Monthly Deduction. The annual rate of this charge is 0.25% of cash value. Because net additional payments will have the immediate effect of increasing the cash value, the monthly charge for state premium tax is proportionately adjusted downward when you make an additional payment. Appendix C provides an example illustrating the effect of such an additional payment.

  For Policies with initial premiums of $2,000,000 or more, we will waive the 0.25% monthly charge for premium tax.

  If a Policy lapses and is reinstated, the lapsed period will not count towards the ten-year period during which the Monthly Deduction includes a deduction for state premium taxes.

  We designed the state premium tax charge to reimburse us for state premium taxes and administrative expenses. Premium taxes vary from state to state and the 2.5% charge reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

  CHARGES UNDER POLICIES ISSUED TO NEW YORK RESIDENTS. The charges described above apply to Policies issued to New York residents except as follows:

  -- We do not deduct any sales or premium tax charge from additional payments;

  -- The sales charge deducted as part of the Monthly Deduction is 0.65%
     (deducted for the first ten Policy Years only);

  -- The administrative charge deducted as part of the Monthly Deduction is 0.10% during the first ten Policy Years, and 0.35% thereafter, and

  -- We base the surrender charge on the initial premium AND each additional payment made within the first nine years.

  We limit sales and surrender charges so that any surrender charges you pay, plus 61.5385% of the sales charge on your initial premium, is never more than 9% of all the payments you make under this Policy.

  Your preferred surrender amount is the greater of (a) cash value on the surrender date in excess of your total premiums paid (less previous partial surrenders) and (b) 10% of premiums paid (less partial surrenders in that Policy Year).

  COST OF INSURANCE CHARGE. Until the Policy Anniversary when insured(s) reach age 100, we deduct this charge from the cash value in the Sub-Accounts as part of the Monthly Deduction.

  The cost of insurance charge covers the cost of providing insurance protection under your Policy. Currently, the amount of this charge is based on the risk class and issue age of the insured(s). (It does not currently vary by sex of the insured(s), although it may in the future.) We assign insureds to risk classes based on underwriting conducted when we receive an application for a Policy. The risk classes are:

  -- standard nonsmoker

  -- standard smoker

  -- substandard nonsmoker

  -- substandard smoker

Once we issue a Policy, an insured's risk class does not change except in the following circumstances. If you submit an additional payment that, if accepted, will have the effect of increasing the death benefit, acceptance of the payment is subject to underwriting review to determine whether the insured(s) qualify for the same or a better risk class.

  If the new risk class is better and has lower cost of insurance rates than the original risk class, the risk class for the additional payment will be used for cost of insurance charges under the entire Policy. If, however, the new risk class has higher cost of insurance rates than the original risk class, we will decline the additional payment.

  Currently, we calculate the cost of insurance charge for a Policy as a percentage of the cash value on the Monthly Deduction Date. For a Single Life Policy, we calculate the current charge based on whether the issue age is 70 or less, or over 70, is a smoker or non-smoker, and has been assigned to a standard or substandard risk class. The current monthly rates for these classes are equivalent to the annual percentage rates shown in the following table:

   RATING CLASS AND ISSUE AGE                                   NONSMOKER SMOKER
   --------------------------                                   --------- ------
   Standard issue age 70 or less...............................   0.45%   0.75%
   Standard over issue age 70..................................   0.85%   1.25%
   Substandard issue age 70 or less............................   0.70%   1.15%
   Substandard over issue age 70...............................   1.30%   1.90%

  In the case of a Last Survivor Policy, we calculate the current charge based on whether the joint equal issue age is 70 or less or over 70 (except in Texas and New Jersey in which case the age of the younger insured is used), the smoker/nonsmoker status of each insured, and whether at least one insured is substandard.

                                                      NONSMOKER NONSMOKER SMOKER
   RATING CLASS AND ISSUE AGE                         NONSMOKER  SMOKER   SMOKER
   --------------------------                         --------- --------- ------
   Standard issue age 70 or less.....................   0.25%     0.40%   0.55%
   Standard over issue age 70........................   0.65%     0.85%   1.05%
   Substandard issue age 70 or less..................   0.40%     0.60%   0.85%
   Substandard over issue age 70.....................   1.00%     1.30%   1.60%

  We guarantee the cost of insurance charge we deduct on a Monthly Deduction Date will not exceed the amount calculated using the guaranteed cost of insurance rates set forth in your Policy for that date. Guaranteed cost of insurance rates depend on the insured's sex, risk class, and age on the first day of a Policy Year. Guaranteed cost of insurance rates applicable to joint insureds under a Last Survivor Policy depend on the sex of each insured, their joint equal issue age (the age of the younger insured is used in Texas and New Jersey), their risk classes, and the Policy Year. The guaranteed cost of insurance rates change from month to month. The risk classes used for determining guaranteed cost of insurance rates for insureds are smoker standard, smoker substandard, nonsmoker standard, and nonsmoker substandard. Substandard ratings result in higher cost of insurance charges. We base the guaranteed cost of insurance rates for substandard ratings on multiples of or additives to the guaranteed standard rates provided by the 1980 Commissioners Standard Ordinary Mortality Tables.

  Cost of insurance rates--whether current or guaranteed--are generally more favorable for nonsmoker than for smoker insureds. Within a given rating class, guaranteed cost of insurance rates are generally more favorable for insureds of lower ages than for insureds of higher ages.

  If a Policy loan is outstanding, and the net cash value on a Monthly Deduction Date is not enough to cover the entire Monthly Deduction for the Policy Month, we will notify you that the Policy is going to terminate unless a sufficient payment is made within the 62-day grace period. (See "Effect of a Policy Loan.")

  Eligible group or sponsored arrangements may also elect to purchase Policies on a simplified underwriting basis above the underwriting limits applicable to other purchasers. Policies issued on a simplified underwriting basis will have the same cost of insurance rates as fully underwritten Policies.

  ADMINISTRATIVE CHARGE. This charge is currently set at an annual rate of 0.35% of cash value and decreases to 0.10% after the first 10 Policy Years. We guarantee the charge will never exceed an amount equivalent to an annual rate of 0.35% of cash value. This charge is for the cost of administering the Policies (such as the cost of processing Policy transactions, issuing Policy Owner statements and reports, and record keeping), as well as legal, actuarial, systems, mailing and other overhead costs connected with our variable life insurance operations.

  For Policies with initial premiums of $2,000,000 or more, we will waive the Administrative Charge after the tenth Policy Year.

  For purposes of calculating the 10-year period after which the Administrative Charge is reduced to 0.10%, the period that a Policy was lapsed will not count.

  MONTHLY MAINTENANCE CHARGE. If the initial premium paid for your Policy is less than $50,000, we will deduct a $2.50 fee from cash value on each Monthly Deduction Date to cover administrative expenses. This fee is in addition to the administrative charge. We will continue to deduct this monthly fee until cumulative premium payments made are at least $50,000. After cumulative premium payments of at least $50,000 have been made, we will not take this charge even if your Policy's cash value is reduced to less than $50,000 as a result of investment performance or partial surrenders.

  SURRENDER CHARGE. If, during the first nine Policy Years, a Policy is totally surrendered or lapses or a partial surrender (other than a preferred partial surrender) is made, we deduct a Surrender Charge from the amount requested to be surrendered. This charge is based on the portion of the initial premium deemed to be surrendered in accordance with the following rules. Appendix C provides an example of the effect of negative investment performance on Surrender Charges. If there has been negative investment performance under your Policy, we calculate the Surrender Charge by attributing negative performance first, to reducing additional payments, and then, to reducing the initial premium.

  When you make a full or partial surrender, we take the requested surrender amount first from the preferred surrender amount. The preferred surrender amount is equal to the greater of (a) the cash value on the date of surrender which exceeds the initial premium paid (minus any previous partial surrenders attributable to the initial premium) and (b) 10% of the initial premium paid (minus previous partial surrenders in that Policy Year). No Surrender Charge applies to the preferred surrender amount. The balance of the requested surrender amount is subject to a Surrender Charge, which we determine by multiplying the balance by the applicable percentage for the Policy Year. The Surrender Charge period and the amount of the Surrender Charge are shown in the following table:

             POLICY YEAR                        CHARGE
             -----------                        ------
               1...............................  8.0%
               2...............................  8.0%
               3...............................  7.0%
               4...............................  6.0%
               5...............................  5.0%
               6...............................  4.0%
               7...............................  3.0%
               8...............................  2.0%
               9...............................  1.0%
              10...............................  0.0%

  We credit back to the Policy's cash value upon reinstatement any surrender charge we deducted upon lapse. The Surrender Charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the Surrender Charge on any date after reinstatement, the lapsed period will not count.

  MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge from your cash value in the Sub-Accounts on each Monthly Deduction Date for the mortality and expense risks that we assume. This charge is currently set at the equivalent of an annual rate of 0.90% of cash value. The rate is applied against cash value in the Variable Account and against the amount of cash value held in the general account that represents a Policy loan. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

  DAILY CHARGES DEDUCTED FROM THE VARIABLE ACCOUNT ASSETS. Currently, we do not deduct any daily charges from the Variable Account. However, we reserve the right to make deductions from the Variable Account for federal or state income taxes with respect to earnings or capital gains that may be attributable to the Variable Account. Should we determine that this type of tax will be imposed, we may make deductions from the Variable Account to pay these taxes. The imposition of such taxes would reduce your cash value.

  CHARGES DEDUCTED FROM ELIGIBLE FUND ASSETS. The value of shares of the Eligible Funds reflect charges and deductions from assets for investment advisory fees and operating expenses. See "Introduction to the Policies" and the prospectus for the Zenith Fund for more information.

  CHARGES FOR ADDITIONAL SERVICES. We reserve the right to charge a nominal fee, which we will bill directly to you, in the event that a Policy re-issue or re-dating is requested.

  We may sell the Policies directly, without compensation, to a registered representative, to employees, officers, directors, and trustees of the Company and its affiliated companies, and certain family members of the foregoing, and to employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Policies or any bank affiliated with such a broker-dealer and of any sub-adviser to the Eligible Funds, and certain family members of the foregoing.

  If consistent with applicable state insurance law, we may sell the Policies, without compensation, to the Company or MetLife for use with deferred compensation plans for agents, employees, officers, directors, and trustees of the Company and its affiliated companies, subject to any restrictions imposed by the terms of such plans, or to persons who obtain their Policies through a bank, adviser or consultant to whom they pay a fee for investment or planning advice. If sold under these circumstances, and the policy has an initial premium of less than $2,000,000, we may credit the Policies with an additional percentage of premium to reflect in part or in whole any cost savings associated with the direct sale, but only if such credit will not be unfairly discriminatory to any person. We will not credit any additional premium to Policies purchased by persons described above in exchange for another variable life policy issued by the Company or its affiliated companies.

GROUP OR SPONSORED ARRANGEMENTS

  We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. An example of such an arrangement is a non-tax qualified deferred compensation plan. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual policies.

  We may waive or reduce any of the Policy charges sold to a group or sponsored plan (unless prohibited in certain states). We may also increase the interest rate credited to loaned amounts under these Policies. The amount of reductions and our eligibility rules may vary from time to time. In general they will reflect cost savings we anticipate for Policies sold to the eligible group or sponsored arrangements and will relate to factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. The amount of reduction and the criteria will reflect the reduced sales and administrative efforts resulting from sales to qualifying group or sponsored arrangements. Reductions in or waiver of these charges will not be unfairly discriminatory against any person.

  Some group or sponsored arrangements may be eligible to purchase Policies on a simplified underwriting basis. There may be limits on the age of the insured and the amount of premium.

  The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                             THE VARIABLE ACCOUNT

  We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when NELICO changed its domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. The Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

  Although NELICO owns the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business NELICO may conduct. NELICO believes this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of NELICO's general creditors, and may only be used to support the cash values under its variable life insurance policies issued by the Variable Account. NELICO may transfer to its general account assets which exceed the reserves and other liabilities of the Variable Account. NELICO will consider any possible adverse impact such a transfer might have on the Variable Account.

  Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of NELICO's other income or capital gains and losses.


INVESTMENTS OF THE VARIABLE ACCOUNT

  Sub-Accounts of the Variable Account that are available in this Policy invest in the following Eligible Funds:

  The BACK BAY ADVISORS MONEY MARKET SERIES. Its investment objective is the highest possible level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series.

  The BACK BAY ADVISORS BOND INCOME SERIES. Its investment objective is a high level of current income consistent with protection of capital.

  The SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES. Its investment objective is a high level of total return consistent with preservation of capital.

  The SALOMON BROTHERS U.S. GOVERNMENT SERIES. Its investment objective is a high level of current income consistent with preservation of capital and maintenance of liquidity.

  The BACK BAY ADVISORS MANAGED SERIES. Its investment objective is a favorable total return through investment in a diversified portfolio.

  The BALANCED SERIES (formerly, the Loomis Sayles Balanced Series). Its investment objective is long-term total return from a combination of capital appreciation and current income.

  The ALGER EQUITY GROWTH SERIES. Its investment objective is long-term capital appreciation.

  The DAVIS VENTURE VALUE SERIES. Its investment objective is growth of capital.

  The HARRIS OAKMARK MID CAP VALUE SERIES (formerly, the Goldman Sachs Midcap Value Series). Its investment objective is long-term capital appreciation.

  The LOOMIS SAYLES SMALL CAP SERIES. Its investment objective is long-term capital growth from investments in common stocks or their equivalents.

  The MFS INVESTORS SERIES. Its investment objective is reasonable current income and long-term growth of capital and income.

  The MFS RESEARCH MANAGERS SERIES. Its investment objective is long-term growth of capital.

  The WESTPEAK GROWTH AND INCOME SERIES. Its investment objective is long-term total return through investment in equity securities.

  The WESTPEAK STOCK INDEX SERIES. Its investment objective is investment results that correspond to the composite price and yield performance of the S&P 500 Index.

  The MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES. Its investment objective is long-term capital appreciation through investment primarily in international equity securities. In addition to the risks associated with equity securities generally, foreign securities present additional risks.*

  The PUTNAM LARGE CAP GROWTH PORTFOLIO. Its investment objective is capital appreciation.**

  The PUTNAM INTERNATIONAL STOCK PORTFOLIO. Its investment objective is long-term growth of capital.**

--------
 * The Morgan Stanley International Magnum Equity Series is only available to Policies issued before May 1, 2000.
**Availability is subject to any necessary state insurance department approvals.

  WE INTEND TO SUBSTITUTE SHARES OF THE PUTNAM INTERNATIONAL STOCK PORTFOLIO OF THE METROPOLITAN FUND, FOR SHARES OF THE MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES ONCE WE RECEIVE NECESSARY REGULATORY APPROVAL (CURRENTLY ANTICIPATED DURING THE FOURTH QUARTER OF 2000).

 The Zenith Fund and the Metropolitan Fund are open-end management investment companies, more commonly known as mutual funds. These funds are available as investment vehicles for separate investment accounts of MetLife, NELICO and of other life insurance companies.

  An investment adviser or affiliates thereof may compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. Some advisers and/or affiliates may pay us more than others.

  The Variable Account purchases and sells Eligible Fund Shares at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

  The Eligible Funds' investment objectives may not be met. More about the Eligible Funds, including their investments, expenses, and risks is in the attached Eligible Fund prospectuses and the Eligible Funds' Statements of Additional Information.

  The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

  The policy's basic objective is to provide benefits which increase when the Sub-Account's performance is favorable. Historically, the performance of common stocks over the long term has been superior to that of long or short term debt securities, although common stocks have been subject to more dramatic changes in value over certain periods. Policy owners may want to select the Small Cap, International Magnum Equity, Equity Growth, Mid Cap Value, Venture Value, Investors, Research Managers, Stock Index or Growth and Income Sub-Accounts, or some combination of these sub-accounts, for a long-term time horizon, if willing to accept such risks of short- term fluctuations in value. See Appendix E: Long-Term Market Trends.

INVESTMENT MANAGEMENT

  NEIM, which is an indirect, wholly-owned subsidiary of NELICO, is the investment adviser of each Series of the Zenith Fund. The chart below lists the sub-adviser of each Series. NEIM and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

             SERIES                               SUB-ADVISER

Back Bay Advisors Money Market Series  Back Bay Advisors, L.P.*

                                       Back Bay Advisors, L.P.*

Back Bay Advisors Bond Income Series   Salomon Brothers Asset Management
                                       Inc***

Salomon Brothers Strategic Bond        Salomon Brothers Asset Management Inc
Opportunities Series

Salomon Brothers U.S. Government       Back Bay Advisors, L.P.*
Series
                                       Wellington Management Company LLP

Back Bay Advisors Managed Series       Fred Alger Management, Inc.

Balanced Series                        Davis Selected Advisers, L.P.**

Alger Equity Growth Series             Harris Associates L.P.*

Davis Venture Value Series             Loomis, Sayles & Company, L.P.*

Harris Oakmark Mid Cap Value Series    Massachusetts Financial Services
                                       Company

Loomis Sayles Small Cap Series         Massachusetts Financial Services
                                       Company
MFS Investors Series

MFS Research Managers Series           Westpeak Investment Advisors, L.P.*

Westpeak Growth and Income Series
                                       Westpeak Investment Advisors, L.P.*

Westpeak Stock Index Series

Morgan Stanley International Magnum    Morgan Stanley Dean Witter Investment
 Equity Series****                     Management Inc.
--------

   * An affiliate of NELICO

  ** Davis Selected may also delegate any of its responsibilities to Davis
     Selected Advisers-NY, Inc., a wholly-owned subsidiary of Davis Selected.

 *** In connection with Salomon Brothers Asset Management's service as sub-adviser to the Strategic Bond Opportunities Series, Salomon Brothers' London-based affiliate, Salomon Brothers Asset Management Limited, provides certain sub-advisory services to Salomon Brothers Asset Management.

**** Available only to Policies issued before May 1, 2000.

  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Harris Oakmark Mid Cap Value Series, and Loomis Sayles Small Cap Series, New England Investment Management became the adviser on May 1, 1995. The Harris Oakmark Mid Cap Value Series' sub-adviser was Loomis, Sayles until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis, Sayles until May 1, 2000, when Wellington Management Company became the sub-adviser. For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.

  MetLife is the investment adviser for the Metropolitan Fund Portfolios. Putnam Investment Management, Inc. is the sub-investment manager of the Putnam Large Cap Growth Portfolio and Putnam International Stock Portfolio. For more information regarding the investment adviser and sub-investment managers of the Metropolitan Fund Portfolios, see the Metropolitan Fund prospectus attached at the end of this prospectus and its Statement of Additional Information.

  The table on pages A-10 to A-11 shows the annual operating expenses of each Series and Portfolio.

SUBSTITUTION OF INVESTMENTS

  If investment in the Eligible Funds or a particular Series or Portfolio is no longer possible, in the judgment of the Company becomes inappropriate for the purposes of the Policy, or for any other reason in our sole discretion, the Company may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both. However, no such substitution will be made without any necessary approval of the Securities and Exchange Commission. Furthermore, we may close sub-accounts to allocations of purchase payments or cash value, or both, at any time in our sole discretion.

                             OTHER POLICY FEATURES

POLICY OWNER AND BENEFICIARY

  You name the Policy Owner in the application but may change the owner. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured (or the second death under a Last Survivor Policy) or the receipt of all death proceeds under an accelerated death benefits rider.

  You also name the beneficiary in the application. You may change the beneficiary of the Policy at any time before the death of the insured. The beneficiary has no rights under the Policy until the death of the insured(s) and must survive the insured(s) in order to receive the death proceeds. The beneficiary may have no rights if the Owner elects to receive all death proceeds payable under an accelerated death benefits rider. If no named beneficiary survives the insured(s), we will pay the proceeds to the Policy Owner.

  A change of Policy Owner or beneficiary must be in written form satisfactory to us and must be dated and signed by the Policy Owner making the change. The change will be subject to all payments made and actions taken by us under the Policy before we receive the signed change form at our Home Office.

  You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments will be subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form at our Home Office. We will not be responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

EXCHANGE OF POLICY

  You may exchange the Policy within 24 months after it was issued for a policy that provides fixed benefit insurance. The new policy will be issued by us or MetLife, as described below, on any plan of whole life or endowment insurance (or, if the Policy exchanged is a Last Survivor Policy, on any plan of survivorship insurance) with a level face amount.

  The new policy will be issued with:

  -- the same insured, Face Amount, Policy Date and risk class(es)

  -- the age of the insured on the Policy Date

  -- a rider that purchases paid-up additions if the cash value is more than is required to purchase the new policy.

  The new policy will be issued subject to any cost or credit and the repayment of any Policy loan balance, and subject to any assignments of this Policy.

                        NELICO'S DISTRIBUTION AGREEMENT

  We sell the Policies through licensed insurance agents. These agents are also registered representatives of New England Securities Corporation. New England Securities, the principal underwriter of the variable life insurance policies, is a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO. New England Securities is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. New England Securities intends to enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. In some states, Policies may be sold by representatives or employees of banks that may be acting as broker-dealers.

  We will pay compensation to the New England Securities registered representatives or other broker-dealers or banks involved in the sale of a Policy. Such compensation will generally have a present value that does not exceed 8% of premiums under the Policy (although a lower amount may be paid in some circumstances, such as sales of the Policies to a person over age 75). Such compensation may be paid either as a percentage of premiums at the time we receive them, as a percentage of cash value on an ongoing basis, or in some combination of both.

  New England Securities distributes mutual funds, variable annuity contracts and variable life insurance policies. It is the principal underwriter for the Zenith Fund; The New England Variable Account; New England Retirement Investment Account; New England Variable Annuity Separate Account; and New England Variable Annuity Fund I. New England Securities also sells interests in various investment partnerships.

               LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

  We can challenge that amount of the death benefit that results from the initial premium for two years during an insured's lifetime from the date of issue, based on misrepresentations made in the application. We can challenge any amount of the death benefit that results from an additional payment for which proof of insurability is required for two years during an insured's lifetime from receipt of the payment. However, if an insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. If an insured dies within two years of the receipt of an additional payment for which proof of insurability is required, NELICO can challenge any amount of the death benefit resulting from that additional payment at any time with respect to misrepresentation.

MISSTATEMENT OF AGE OR SEX

  If the application misstates the insured's age (or either insured's age under a Last Survivor Policy) or sex, the Policy's death benefit will be the amount that the most recent Monthly Deduction (for Policies issued in Maryland, the most recent cost of insurance deduction) which was made would provide, based on the insured's correct age(s) and sex(es).

SUICIDE

  Single Insured Policies. If the Insured dies by suicide while sane or insane within two years (or less, in some states) from the date of issue (or the Policy Date, if earlier, in some states), the Death Benefit is limited to: the initial premium; plus any additional payments made; less any outstanding Policy Loan Balance and partial surrenders (or such greater amount, in some states).

  Last Survivor Policies. If either of the Insureds dies by suicide while sane or insane within two years (or less, in some states) from the date of issue (or the Policy Date, if earlier, in some states) set forth in the Policy, the Death Benefit is limited to: the initial premium; plus any additional payments made; less any outstanding Policy Loan Balance and partial surrenders (or such greater amount, in some states). The Policy will terminate on the first death by suicide.

  Within 60 days after the first death by suicide under a Last Survivor Policy, the Owner can purchase new life insurance on an Eligible Insured without evidence of insurability. An Eligible Insured is a surviving Insured whom we would have issued a single life policy on the Policy Date of this Policy. The new policy will be issued subject to certain conditions. Contact your agent or us.

                              TAX CONSIDERATIONS

INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

  In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. We believe that the Policy should satisfy the applicable requirements. However, with respect to Policies issued on a rated or Last Survivor basis, it is not clear whether such Policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

  In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

  In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

  IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

  Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy Cash Value until there is a distribution.

  MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Although the rules are rather complex, in general, a contract which requires fewer than seven level annual premiums to provide fully paid-up future benefits will be a Modified Endowment Contract. Since the Policy only requires a single premium payment to provide such paid-up benefits, the Policy will in most cases be a Modified Endowment Contract. As a result, when distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences will generally be governed by the rules applicable to Modified Endowment Contracts. These rules are as follows:

  (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

  (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

  (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

  If the Policy is issued in a Section 1035 tax-free exchange for a life insurance policy that is not a Modified Endowment Contract, the new Policy may not be classified as a Modified Endowment Contract if the death benefit of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of premiums at the time of or after the exchange or a reduction in benefits after the exchange may, however, cause the newly issued Policy to become a Modified Endowment Contract. In the event the Policy is not classified as a Modified Endowment Contract, the following rules will apply:

  (1) Distributions other than death benefits will generally be treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

  (2) Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred loans and loans where the interest rate we credit is only slightly lower than the interest rate we charge is less clear and a tax advisor should be consulted about such loans.

  (3) Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

  If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

  INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

  POLICY LOANS. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

  MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

  ACCELERATED BENEFITS RIDER. If such a rider is made available, we believe that payments received under the accelerated benefit rider should be fully excludable from the gross income of the Policy Owner. (See "Acceleration of Death Benefit Rider" for more information regarding the rider.) However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

  OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance, transfer and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

  The tax consequences of continuing the Policy beyond an insured's 100th year are unclear. You should consult a tax advisor if you intend to keep the Policy in force beyond an insured's 100th year.

  If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified advisor regarding ERISA.

  Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.

  Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

  We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax advisor with respect to Puerto Rican tax law governing the Policies.

  POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

  Under current Federal income tax law, NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

  Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                  MANAGEMENT

  The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              DIRECTORS OF NELICO

        NAME AND PRINCIPAL                PRINCIPAL BUSINESS EXPERIENCE
         BUSINESS ADDRESS                   DURING THE PAST FIVE YEARS
        ------------------                -----------------------------
 James M. Benson................. Chairman, President and Chief Executive
                                   Officer of NELICO since 1998 and President,
                                   Individual Business of Metropolitan Life
                                   Insurance Company since 1999; formerly,
                                   Director, President and Chief Operating
                                   Officer 1997-1998 of NELICO; President and
                                   Chief Executive Officer 1996-1997 of
                                   Equitable Life Assurance Society and
                                   President and Chief Operating Officer 1996-
                                   1997 of Equitable Companies, Inc.; President
                                   and Chief Operating Officer 1994-1996 of
                                   Equitable Life Assurance Society.
 Robert H. Benmosche ............ Director of NELICO since 1998 and Chairman,
  Metropolitan Life Insurance Co.  President and Chief Executive Officer of
  One Madison Avenue               Metropolitan Life Insurance Company since
  New York, NY 10010               1998; formerly, Director, President and
                                   Chief Operating Officer 1997-1998; Executive
                                   Vice President 1995-1997 of Metropolitan
                                   Life; Executive Vice President 1989-1995 of
                                   PaineWebber.
 Susan C. Crampton............... Director of NELICO since 1996 and serves as
  6 Tarbox Road                    Principal of The Vermont Partnership, a
  Jericho, VT 05465                business consulting firm located in Jericho,
                                   Vermont since 1989; formerly, Director 1989-
                                   1996 of New England Mutual.
 Edward A. Fox................... Director of NELICO since 1996 and Chairman of
  RR Box 67-15                     the Board of SLM Holdings since 1997;
  Harborside, ME 04642             formerly, Director 1994-1996 of New England
                                   Mutual.
 George J. Goodman............... Director of NELICO since 1996 and author,
  Adam Smith's Global Television   television journalist, and editor.
  50th Floor, Craig Drill Capital
  General Motors Building
  767 Fifth Street
  New York, NY 10153

     NAME AND PRINCIPAL                PRINCIPAL BUSINESS EXPERIENCE
      BUSINESS ADDRESS                  DURING THE PAST FIVE YEARS
     ------------------                -----------------------------
 Dr. Evelyn E. Handler..... Director of NELICO since 1996 and President of
  Ten Sterling Place         Merrimack Higher Education Associates, Inc. since
  Bow, NH 03304              1998; formerly Director 1987-1996 of New England
                             Mutual and Executive Director and Chief Executive
                             Officer 1994-1997 of the California Academy of
                             Sciences.
 Philip K. Howard, Esq..... Director of NELICO since 1996 and Partner of the
  Covington & Burling        law firm of Covington & Burling in New York City.
  1330 Avenue of the
  Americas
  New York, NY 10019
 Bernard A. Leventhal...... Director of NELICO since 1996; formerly, Vice
  Burlington Industries      Chairman of the Board of Directors 1995-1998 of
  1345 Avenue of the         Burlington Industries, Inc.; Director and
  Americas                   Executive Vice President 1993-1995 of Burlington
  New York, NY 10105         Menswear Division.
 Thomas J. May............. Director of NELICO since 1996 and Chairman,
  Boston Edison Company      President and Chief Executive Officer of Boston
  800 Boylston Street        Edison Company since 1994; formerly, Director
  Boston, MA 02199           1994-1996 of New England Mutual.
 Stewart G. Nagler......... Director of NELICO since 1996 and Vice Chairman
  Metropolitan Life          and Chief Financial Officer of Metropolitan Life
  One Madison Avenue         Insurance Company since 1998; formerly, Senior
  New York, NY 10010         Executive Vice President and Chief Financial
                             Officer 1986-1998 of Metropolitan Life Insurance
                             Company.
 Catherine A. Rein......... Director of NELICO since 1998 and President and
  Metropolitan Property      Chief Executive Officer since 1999 of
  and Casualty Insurance     Metropolitan Property and Casualty Insurance
  Company                    Company; formerly, Senior Executive Vice
  700 Quaker Lane            President 1998-1999 and Executive Vice President
  Warwick, RI 02887          1989-1998 of Metropolitan Life Insurance Company.
 Rand N. Stowell........... Director of NELICO since 1996 and President of
  P.O. Box 60                United Timber Corp. and President, Randwell Co.
  Weld, ME 04285             since 2000 of Weld, Maine; formerly, Director
                             1990-1996 of New England Mutual.

                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS

                                       PRINCIPAL BUSINESS EXPERIENCE
            NAME                        DURING THE PAST FIVE YEARS
            ----                       -----------------------------
 James M. Benson........... See Directors above
 David W. Allen............ Senior Vice President of NELICO since 1996;
                             formerly, Senior Vice President 1994-1996 of New
                             England Mutual.
 A. Frank Beaz............. Executive Vice President since 1999; formerly,
                             Senior Vice President 1998-1999 of NELICO; Chief
                             Administrative Officer and Senior Vice President
                             1997-1998 of Equitable Distributors, Inc. and
                             Senior Vice President 1994-1997 of The Equitable
                             Life Insurance Companies.
 Pauline V. Belisle........ Senior Vice President of NELICO since 1996;
                             formerly, Senior Vice President 1994-1996 of New
                             England Mutual.
 Mary Ann Brown............ President, New England Products and Services (a
                             business unit of NELICO) since 1998; formerly,
                             Director, Worldwide Life Insurance 1997-1998 of
                             Swiss Reinsurance New Markets; President and
                             Chief Executive Officer 1996-1998 of Atlantic
                             International Reinsurance Company; Executive Vice
                             President 1996-1997 of Swiss Re Atrium and Swiss
                             Re Services and Principal 1987-1996 of
                             Tillinghast/Towers Perrin.

                                       PRINCIPAL BUSINESS EXPERIENCE
            NAME                        DURING THE PAST FIVE YEARS
            ----                       -----------------------------
 Anthony J. Candito........ President, NEF Information Services (a business unit of NELICO) and Chief Information Officer
                             since 1998; formerly, Senior Vice President 1996-
                             1998 of NELICO; Senior Vice President 1995-1996
                             and Vice President 1994-1995 of New England
                             Mutual.
 Anne Marie Faria.......... Senior Vice President of NELICO since 1996;
                             formerly, Vice President 1990-1996 of New England
                             Mutual.
 Thom A. Faria............. President, Career Agency System (a business unit of NELICO) since 1996; formerly, Executive Vice
                             President in 1996 and Senior Vice President 1993-
                             1996 of New England Mutual.
 Anne M. Goggin............ Senior Vice President and Associate General
                             Counsel of NELICO since 1997; formerly, Vice
                             President and Counsel of NELICO in 1996; Vice
                             President and Counsel 1994-1996 of New England
                             Mutual.
 Daniel D. Jordan.......... Second Vice President, Counsel, Secretary and
                             Clerk since 1996; formerly, Counsel and Assistant
                             Secretary 1990-1996 of New England Mutual.
 Alan C. Leland, Jr........ Senior Vice President of NELICO since 1996;
                             formerly, Vice President 1984-1996 of New England
                             Mutual.
 George J. Maloof.......... Senior Vice President of NELICO since 1996;
                             formerly, Vice President 1991-1996 of New England
                             Mutual.
 Kenneth D. Martinelli..... Senior Vice President of NELICO since 1999;
                             formerly, Vice President 1997-1999 of NELICO and
                             Vice President 1994-1997 of The Equitable Life
                             Assurance Company.
 Thomas W. McConnell....... Senior Vice President of NELICO since 1996 and
                             Director, Chief Executive Officer and President
                             of New England Securities Corporation since 1993.
 Hugh C. McHaffie.......... Senior Vice President of NELICO since 1999;
                             formerly, Vice President 1994-1999 of
                             Manufacturers Life Insurance Company of North
                             America.
 Stephen J. McLaughlin..... Senior Vice President of NELICO since 1999;
                             formerly, Vice President 1996-1999 of NELICO and
                             Vice President 1994-1996 of New England Mutual.
 Thomas W. Moore........... Senior Vice President of NELICO since 1996;
                             formerly, Vice President 1990-1996 of New England
                             Mutual.
 David Y. Rogers........... Executive Vice President and Chief Financial
                             Officer of NELICO since 1999; formerly, Partner,
                             Actuarial Consulting 1992-1999 of Price
                             Waterhouse Coopers LLP.
 John G. Small, Jr......... President, New England Services (a business unit of NELICO) since 1997; formerly, Senior Vice
                             President 1996-1997 of NELICO and Senior Vice
                             President 1990-1996 of New England Mutual.
 H. James Wilson........... Executive Vice President and General Counsel of
                             NELICO since 1996; formerly, Executive Vice
                             President and General Counsel 1993-1996 of New
                             England Mutual.

  The principal business address for each of the directors and officers is the same as NELICO's except where indicated.

                                 VOTING RIGHTS

  We own the Eligible Fund shares held in the Variable Account and vote those shares at meetings of the Eligible Fund shareholders. As required by applicable Federal securities law, you have the right to instruct us how to vote the shares that are attributable to your Policy.

  We determine Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies as of the meeting record date. If we do not receive timely instructions, we will vote shares in the same proportion as the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to the total cash value in that Sub-Account for all policies for which voting instructions are received. No voting privileges apply to cash value removed from the Variable Account as a result of a Policy loan. We will vote all Zenith Fund shares held in our or an affiliate's general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which we received voting instructions and (ii) shares that we vote in proportion to such voting instructions.

  The Eligible Funds' Board of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of any of the Eligible Funds, or differences in voting instructions given by variable life and variable annuity contract owners. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Sub-Accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

  We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of the Eligible Fund portfolio if required by state insurance law or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is contrary to state law, prohibited by state regulatory authorities, inconsistent with a sub-account's investment objectives, or quality of investments purchased by the sub-account or similar sub-accounts with investments similar to those of the sub-account. If we do disregard voting instructions, the next report to Policy owners will include a summary of that action and the reasons for it.

                           RIGHTS RESERVED BY NELICO

  We and our affiliates may change the voting procedures described above, and vote Eligible Fund shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add sub-accounts; (2) to combine sub-accounts; (3) to invest some or all of the assets of the Variable Account other than in the Zenith Fund; (4) to invest some or all of the assets of the Variable Account in any other investment company chosen by us; (5) to remove a portfolio in which the Sub-Account is invested or to substitute a different portfolio; (6) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; and (7) to deregister the Variable Account under the Investment Company Act of 1940. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.

                               TOLL-FREE NUMBERS

  For Sub-Account transfers or premium reallocations, call 1-877-633-7785.

  To request a copy of the Statement of Additional Information for the New England Zenith Fund, call 1-800-356-5015.

  You may also call our Customer Service at 1-877-633-7785 to request current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or to request Dollar Cost Averaging, Asset Reallocation or Policy loans of less than $25,000. Requests must be in writing if the Policy is owned by a corporation or a pension trust.

  To obtain information about daily unit values of the Variable Account Sub-Accounts, call 1-800-333-2501.

  For all other Policy changes, please contact your registered representative.

                                    REPORTS

  We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan balance. We will also confirm Policy loans, sub-account transfers, lapses, surrenders and other Policy transactions.

  You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                             ADVERTISING PRACTICES

  Professional organizations may endorse the Policies. We may use such endorsements in Policy sales material. We may pay the professional organization for the use of its customer or mailing lists to distribute Policy promotional materials. An endorsement by a third party does not predict the future performance of the Policies.

  Articles discussing the Variable Account's investment performance, rankings and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. We may use references to or reprints of such articles or rankings as sales material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience. We may also use "unit values" to provide information about the Variable Account's investment performance in this prospectus, marketing materials and historical illustrations.

  Publications may use articles and releases, developed by us, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds. We may use references to or reprints of such articles in sales material for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style and include excerpts from media articles.

  We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

  Policy sales material may refer to historical, current and prospective economic trends. In addition, sales material may discuss topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

  Legal matters in connection with the Policies described in this prospectus have been passed on by H. James Wilson, General Counsel of NELICO. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to the federal securities laws.

                            REGISTRATION STATEMENT

  This prospectus omits certain information contained in the Registration Statement which we filed with the SEC. You may obtain copies of such additional information from the SEC upon payment of the prescribed fee, or for free by accessing the SEC's internet site at http://www.sec.gov.

                                    EXPERTS

  The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") and the consolidated financial statements of NELICO and subsidiaries included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Rodney
J. Chandler, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                  APPENDIX A:

                       ILLUSTRATIONS OF DEATH BENEFITS,
             CASH VALUES, NET CASH VALUES AND ACCUMULATED PREMIUMS

  The tables in Appendix A illustrate the way the Policies work. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after-tax annual rates of 0%, 6% and 12%. We based the tables on an initial premium of $50,000 and show the initial death benefit based on that premium. We assumed the insureds to be in the standard nonsmoker underwriting class. We first give values based on current Policy charges and then based on guaranteed Policy charges. (See "Charges and Expenses.") The issue ages represented in the illustrations are age 70 or less; if an issue age were over age 70, the death benefit, net cash value and cash value in the illustrations based on current Policy charges would be lower, all other things being equal, because the current cost of insurance charge under the Policy increases for issue ages over 70. These tables may assist in the comparison of death benefits, net cash values and cash values for the Policies with those under other variable life insurance policies that may be issued by NELICO or other companies.

  The illustrated death benefits, net cash values and cash values for a Policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average during the period, if the initial premium was paid in another amount, or additional payments were made. They would also be different depending on the allocation of cash value among the Variable Account's Sub-Accounts, if the actual gross rate of return for all Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Sub-Accounts. They would also differ if a Policy loan or partial surrender were made during the period of time illustrated, or if the insured were in another risk class.

  The death benefits, net cash values and cash values shown in the tables reflect a Monthly Deduction (consisting of an administrative charge, a charge for the cost of insurance, a mortality and expense risk charge, and, during the first ten Policy Years, a sales charge and state premium tax charge) from cash value on each Monthly Deduction Date. (Because an initial premium of $50,000 has been assumed for purposes of these illustrations, no Monthly Maintenance Charge is reflected in the illustrations. If we assumed an initial premium of less than $50,000, a $2.50 Monthly Maintenance Charge would apply.) The net cash values shown in the tables reflect the fact that we deduct a Surrender Charge (consisting of a deferred sales charge) from cash value upon surrender or lapse during the first nine Policy Years. (See "Charges and Expenses.") The illustrations reflect an average of the investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of .77% of the average daily net assets of the Eligible Funds. This average reflects voluntary expense cap and expense deferral arrangements between NEIM and the Zenith Fund, under which NEIM bears operating expenses of the Zenith Fund that exceed certain amounts. NEIM could terminate the expense cap and expense deferral arrangements at any time. This average also reflects our voluntary expense cap arrangement between MetLife and the Metropolitan Fund, that MetLife can terminate at any time upon notice to the Board of Directors and to Fund shareholders.

  Taking account of the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -0.77%, 5.19%, and 11.14%, respectively. (See "Net Investment Experience.")

  The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, net cash values and cash values illustrated. (See "Charge for NELICO's Income Taxes.")

  The second column of each table shows the amount which would accumulate if the initial premium of $50,000 were invested to earn interest, after taxes, of 5% per year, compounded annually.

  The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the initial premium could have been invested outside the Policy to arrive at the net cash value of the Policy.

The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at an amount equal to the rate that the initial premium would have to have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually.

  We will furnish upon request a personalized illustration reflecting the proposed insured's age, sex, and underwriting classification. Where applicable, we will also furnish upon request an illustration for a Policy which is not affected by the sex of the insured.

                             SINGLE INSURED POLICY

                               MALE ISSUE AGE 50

                $50,000 INITIAL PREMIUM FOR STANDARD NONSMOKER

                        $129,122 INITIAL DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                                                                                                INTERNAL RATE OF RETURN
          INITIAL         DEATH BENEFIT            NET CASH VALUE             CASH VALUE           ON NET CASH VALUE
          PREMIUM     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL
        ACCUMULATED       GROSS ANNUAL              GROSS ANNUAL             GROSS ANNUAL            GROSS ANNUAL
END OF     AT 5%        RATE OF RETURN OF        RATE OF RETURN OF        RATE OF RETURN OF        RATE OF RETURN OF
POLICY   INTEREST   ------------------------- ------------------------ ------------------------ ---------------------------
 YEAR    PER YEAR     0%      6%       12%      0%     6%       12%      0%     6%       12%       0%       6%      12%
------  ----------- ------- ------- --------- ------ ------- --------- ------ ------- --------- --------  -------  --------
   1       52,500   121,292 128,577   135,850 44,462  47,373    50,278 48,462  51,373    54,278   -11.08%   -5.25%   0.56%
   2       55,125   113,970 128,072   142,970 42,971  48,783    54,923 46,971  52,783    58,923    -7.30    -1.22    4.81
   3       57,881   107,126 127,611   150,514 42,026  50,732    60,465 45,526  54,232    63,965    -5.63     0.49    6.54
   4       60,775   100,731 127,200   158,515 41,126  52,721    66,438 44,126  55,721    69,438    -4.77     1.33    7.36
   5       63,814    94,755 126,841   167,009 40,268  54,750    72,880 42,768  57,250    75,380    -4.24     1.83    7.83
   6       67,005    89,172 126,537   176,032 39,453  56,822    79,831 41,453  58,822    81,831    -3.87     2.15    8.11
   7       70,355    83,954 126,287   185,623 38,677  58,937    87,333 40,177  60,437    88,833    -3.60     2.38    8.29
   8       73,873    79,072 126,089   195,814 37,941  61,096    95,434 38,941  62,096    96,434    -3.39     2.54    8.42
   9       77,566    74,506 125,944   206,652 37,243  63,301   104,186 37,743  63,801   104,686    -3.22     2.66    8.50
  10       81,445    70,236 125,856   218,189 36,582  65,552   113,644 36,582  65,552   113,644    -3.08     2.75    8.56
  15      103,946    55,133 132,247   301,873 32,733  78,517   179,226 32,733  78,517   179,226    -2.78     3.05    8.88
  20      132,665    50,000 141,092   424,054 29,289  94,045   282,654 29,289  94,045   282,654    -2.64     3.21    9.05
  25      169,318    50,000 153,111   605,904 26,207 112,645   445,769 26,207 112,645   445,769    -2.55     3.30    9.15
  30      216,097    50,000 169,465   882,997 23,450 134,923   703,015 23,450 134,923   703,015    -2.49     3.36    9.21
  35      275,801    50,000 190,621 1,307,760 20,983 161,607 1,108,713 20,983 161,607 1,108,713    -2.45     3.41    9.26
               INTERNAL
            RATE OF RETURN
           ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL
             GROSS ANNUAL
END OF     RATE OF RETURN OF
POLICY  --------------------------
 YEAR     0%       6%       12%
------  -------- -------- --------
   1     142.58%  157.15%  171.70%
   2      50.98    60.04    69.10
   3      28.92    36.66    44.39
   4      19.14    26.29    33.44
   5      13.64    20.46    27.28
   6      10.12    16.74    23.34
   7       7.68    14.15    20.61
   8       5.90    12.26    18.61
   9       4.53    10.81    17.08
  10       3.46     9.67    15.87
  15       0.65     6.70    12.73
  20       0.00     5.32    11.28
  25       0.00     4.58    10.49
  30       0.00     4.15    10.04
  35       0.00     3.90     9.77

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, WHETHER ADDITIONAL PAYMENTS ARE MADE, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN OR PARTIAL SURRENDER WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             SINGLE INSURED POLICY

                               MALE ISSUE AGE 50

                $50,000 INITIAL PREMIUM FOR STANDARD NONSMOKER

                        $129,122 INITIAL DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

          INITIAL        DEATH BENEFIT         NET CASH VALUE          CASH VALUE          INTERNAL RATE OF RETURN
          PREMIUM    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL       ON NET CASH VALUE
        ACCUMULATED      GROSS ANNUAL           GROSS ANNUAL          GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%       RATE OF RETURN OF      RATE OF RETURN OF     RATE OF RETURN OF     ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ----------------------- --------------------- --------------------- --------------------------------
 YEAR    PER YEAR     0%      6%      12%     0%     6%     12%     0%     6%     12%       0%         6%        12%
------  ----------- ------- ------- ------- ------ ------ ------- ------ ------ ------- ----------  ---------  ---------
   1       52,500   120,874 128,139 135,391 44,295 47,197  50,095 48,295 51,197  54,095     -11.41%     -5.61%     0.19%
   2       55,125   113,152 127,163 141,966 42,634 48,408  54,509 46,634 52,408  58,509      -7.66      -1.60      4.41
   3       57,881   105,924 126,195 148,860 41,515 50,130  59,762 45,015 53,630  63,262      -6.01       0.09      6.13
   4       60,775    99,157 125,234 156,089 40,436 51,859  65,376 43,436 54,859  68,376      -5.17       0.92      6.93
   5       63,814    92,823 124,280 163,669 39,396 53,594  71,373 41,896 56,094  73,873      -4.66       1.40      7.38
   6       67,005    86,892 123,334 171,618 38,393 55,333  77,778 40,393 57,333  79,778      -4.31       1.70      7.64
   7       70,355    81,341 122,395 179,953 37,427 57,074  84,619 38,927 58,574  86,119      -4.05       1.91      7.81
   8       73,873    76,144 121,463 188,693 36,499 58,818  91,927 37,499 59,818  92,927      -3.86       2.05      7.91
   9       77,566    71,279 120,538 197,858 35,608 60,562  99,731 36,108 61,062 100,231      -3.70       2.15      7.97
  10       81,445    66,724 119,620 207,468 34,753 62,304 108,060 34,753 62,304 108,060      -3.57       2.22      8.01
  15      103,946    50,000 118,945 271,711 29,417 70,619 161,318 29,417 70,619 161,318      -3.47       2.33      8.12
  20      132,665    50,000 118,275 355,870 23,455 78,836 237,206 23,455 78,836 237,206      -3.71       2.30      8.10
  25      169,318    50,000 117,608 466,131 14,259 86,525 342,937 14,259 86,525 342,937      -4.89       2.22      8.01
  30      216,097           116,944 610,610        93,108 486,149        93,108 486,149                  2.09      7.88
  35      275,801           116,285 799,929        98,586 678,177        98,586 678,177                  1.96      7.73
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------  ---------- ---------- ----------
   1       141.75%    156.28%    170.78%
   2        50.43      59.48      68.50
   3        28.43      36.15      43.86
   4        18.67      25.80      32.92
   5        13.17      19.97      26.77
   6         9.65      16.24      22.82
   7         7.20      13.64      20.08
   8         5.40      11.73      18.06
   9         4.02      10.27      16.51
  10         2.93       9.11      15.29
  15         0.00       5.95      11.95
  20         0.00       4.40      10.31
  25         0.00       3.48       9.34
  30                    2.87       8.70
  35                    2.44       8.24

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, WHETHER ADDITIONAL PAYMENTS ARE MADE, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN OR PARTIAL SURRENDER WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             SINGLE INSURED POLICY

                              FEMALE ISSUE AGE 50

                $50,000 INITIAL PREMIUM FOR STANDARD NONSMOKER

                        $145,611 INITIAL DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

          INITIAL         DEATH BENEFIT            NET CASH VALUE             CASH VALUE           INTERNAL RATE OF RETURN
          PREMIUM     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL         ON NET CASH VALUE
        ACCUMULATED       GROSS ANNUAL              GROSS ANNUAL             GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF        RATE OF RETURN OF        RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ------------------------- ------------------------ ------------------------  ---------------------------
 YEAR    PER YEAR     0%      6%       12%      0%     6%       12%      0%     6%       12%        0%         6%        12%
------  ----------- ------- ------- --------- ------ ------- --------- ------ ------- --------- ----------  ---------  ---------
   1       52,500   136,807 145,024   153,227 44,462  47,373    50,278 48,462  51,373    54,278     -11.08%     -5.25%     0.56%
   2       55,125   128,562 144,470   161,276 42,971  48,783    54,923 46,971  52,783    58,923      -7.30      -1.22      4.81
   3       57,881   120,845 143,954   169,790 42,026  50,732    60,465 45,526  54,232    63,965      -5.63       0.49      6.54
   4       60,775   113,622 143,479   178,802 41,126  52,721    66,438 44,126  55,721    69,438      -4.77       1.33      7.36
   5       63,814   106,856 143,039   188,336 40,268  54,750    72,880 42,768  57,250    75,380      -4.24       1.83      7.83
   6       67,005   100,515 142,633   198,425 39,453  56,822    79,831 41,453  58,822    81,831      -3.87       2.15      8.11
   7       70,355    94,568 142,255   209,092 38,677  58,937    87,333 40,177  60,437    88,833      -3.60       2.38      8.29
   8       73,873    88,984 141,894   220,359 37,941  61,096    95,434 38,941  62,096    96,434      -3.39       2.54      8.42
   9       77,566    83,735 141,544   232,250 37,243  63,301   104,186 37,743  63,801   104,686      -3.22       2.66      8.50
  10       81,445    78,804 141,210   244,807 36,582  65,552   113,644 36,582  65,552   113,644      -3.08       2.75      8.56
  15      103,946    61,126 146,620   334,683 32,733  78,517   179,226 32,733  78,517   179,226      -2.78       3.05      8.88
  20      132,665    50,000 153,878   462,483 29,289  94,045   282,654 29,289  94,045   282,654      -2.64       3.21      9.05
  25      169,318    50,000 163,353   646,437 26,207 112,645   445,769 26,207 112,645   445,769      -2.55       3.30      9.15
  30      216,097    50,000 176,847   921,458 23,450 134,923   703,015 23,450 134,923   703,015      -2.49       3.36      9.21
  35      275,801    50,000 195,220 1,339,315 20,983 161,607 1,108,713 20,983 161,607 1,108,713      -2.45       3.41      9.26
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------  ---------- ---------- ----------
   1       173.61%    190.05%    206.45%
   2        60.35      69.98      79.60
   3        34.20      42.26      50.31
   4        22.78      30.15      37.52
   5        16.40      23.39      30.37
   6        12.34      19.09      25.83
   7         9.53      16.11      22.68
   8         7.47      13.93      20.37
   9         5.90      12.26      18.61
  10         4.65      10.94      17.22
  15         1.35       7.44      13.51
  20         0.00       5.78      11.77
  25         0.00       4.85      10.78
  30         0.00       4.30      10.20
  35         0.00       3.97       9.85

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, WHETHER ADDITIONAL PAYMENTS ARE MADE, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN OR PARTIAL SURRENDER WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             SINGLE INSURED POLICY

                              FEMALE ISSUE AGE 50

                $50,000 INITIAL PREMIUM FOR STANDARD NONSMOKER

                        $145,611 INITIAL DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

          INITIAL        DEATH BENEFIT          NET CASH VALUE           CASH VALUE          INTERNAL RATE OF RETURN
          PREMIUM    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED      GROSS ANNUAL            GROSS ANNUAL           GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%       RATE OF RETURN OF      RATE OF RETURN OF      RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ----------------------- ---------------------- ----------------------  ---------------------------
 YEAR    PER YEAR     0%      6%      12%     0%     6%      12%     0%     6%      12%       0%         6%        12%
------  ----------- ------- ------- ------- ------ ------- ------- ------ ------- ------- ----------  ---------  ---------
   1       52,500   136,309 144,502 152,681 44,286  47,188  50,085 48,286  51,188  54,085     -11.43%     -5.62%     0.17%
   2       55,125   127,602 143,402 160,095 42,620  48,393  54,492 46,620  52,393  58,492      -7.67      -1.62      4.40
   3       57,881   119,450 142,310 167,870 41,501  50,112  59,742 45,001  53,612  63,242      -6.02       0.07      6.11
   4       60,775   111,820 141,226 176,022 40,426  51,846  65,359 43,426  54,846  68,359      -5.18       0.91      6.93
   5       63,814   104,676 140,151 184,570 39,396  53,594  71,373 41,896  56,094  73,873      -4.66       1.40      7.38
   6       67,005    97,989 139,084 193,533 38,411  55,358  77,813 40,411  57,358  79,813      -4.30       1.71      7.65
   7       70,355    91,729 138,025 202,932 37,471  57,140  84,716 38,971  58,640  86,216      -4.04       1.93      7.82
   8       73,873    85,869 136,974 212,788 36,578  58,943  92,121 37,578  59,943  93,121      -3.83       2.08      7.94
   9       77,566    80,383 135,931 223,122 35,732  60,770 100,071 36,232  61,270 100,571      -3.66       2.19      8.01
  10       81,445    75,247 134,896 233,958 34,931  62,621 108,607 34,931  62,621 108,607      -3.52       2.28      8.07
  15      103,946    55,881 134,135 306,386 29,925  71,831 164,072 29,925  71,831 164,072      -3.36       2.44      8.24
  20      132,665    50,000 133,379 401,255 25,100  81,517 245,234 25,100  81,517 245,234      -3.39       2.47      8.28
  25      169,318    50,000 132,628 525,527 18,852  91,457 362,392 18,852  91,457 362,392      -3.83       2.44      8.25
  30      216,097    50,000 131,880 688,348  8,041 100,616 525,167  8,041 100,616 525,167      -5.91       2.36      8.15
  35      275,801           131,136 901,693        108,557 746,441        108,557 746,441                  2.24      8.03
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------  ---------- ---------- ----------
   1       172.62%    189.00%    205.36%
   2        59.75      69.35      78.94
   3        33.68      41.72      49.74
   4        22.29      29.64      36.98
   5        15.92      22.89      29.85
   6        11.87      18.59      25.30
   7         9.06      15.61      22.16
   8         6.99      13.42      19.85
   9         5.42      11.75      18.08
  10         4.17      10.43      16.69
  15         0.74       6.80      12.85
  20         0.00       5.03      10.97
  25         0.00       3.98       9.87
  30         0.00       3.29       9.13
  35                    2.79       8.61

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, WHETHER ADDITIONAL PAYMENTS ARE MADE, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN OR PARTIAL SURRENDER WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             SINGLE INSURED POLICY

                               MALE ISSUE AGE 70

                $50,000 INITIAL PREMIUM FOR STANDARD NONSMOKER

                         $75,013 INITIAL DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

          INITIAL       DEATH BENEFIT          NET CASH VALUE           CASH VALUE          INTERNAL RATE OF RETURN
          PREMIUM   ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED      GROSS ANNUAL           GROSS ANNUAL           GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%      RATE OF RETURN OF      RATE OF RETURN OF      RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ---------------------- ---------------------- ---------------------- --------------------------------
 YEAR    PER YEAR     0%     6%      12%     0%     6%      12%     0%     6%      12%       0%         6%        12%
------  ----------- ------ ------- ------- ------ ------- ------- ------ ------- ------- ----------  ---------  ---------
   1       52,500   71,171  75,445  79,713 44,462  47,373  50,278 48,462  51,373  54,278     -11.08%     -5.25%     0.56%
   2       55,125   67,573  75,934  84,768 42,971  48,783  54,923 46,971  52,783  58,923      -7.30      -1.22      4.81
   3       57,881   64,210  76,489  90,216 42,026  50,732  60,465 45,526  54,232  63,965      -5.63       0.49      6.54
   4       60,775   61,068  77,115  96,100 41,126  52,721  66,438 44,126  55,721  69,438      -4.77       1.33      7.36
   5       63,814   58,132  77,817 102,459 40,268  54,750  72,880 42,768  57,250  75,380      -4.24       1.83      7.83
   6       67,005   55,384  78,591 109,332 39,453  56,822  79,831 41,453  58,822  81,831      -3.87       2.15      8.11
   7       70,355   52,807  79,435 116,757 38,677  58,937  87,333 40,177  60,437  88,833      -3.60       2.38      8.29
   8       73,873   50,385  80,343 124,772 37,941  61,096  95,434 38,941  62,096  96,434      -3.39       2.54      8.42
   9       77,566   50,000  81,310 133,416 37,243  63,301 104,186 37,743  63,801 104,686      -3.22       2.66      8.50
  10       81,445   50,000  82,334 142,738 36,582  65,552 113,644 36,582  65,552 113,644      -3.08       2.75      8.56
  15      103,946   50,000  92,613 211,402 32,733  78,517 179,226 32,733  78,517 179,226      -2.78       3.05      8.88
  20      132,665   50,000 105,860 318,163 29,289  94,045 282,654 29,289  94,045 282,654      -2.64       3.21      9.05
  25      169,318   50,000 120,659 477,483 26,207 112,645 445,769 26,207 112,645 445,769      -2.55       3.30      9.15
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------  ---------- ---------- ----------
   1        42.34%     50.89%     59.43%
   2        16.25      23.24      30.21
   3         8.70      15.22      21.74
   4         5.13      11.44      17.74
   5         3.06       9.25      15.43
   6         1.72       7.83      13.93
   7         0.78       6.84      12.88
   8         0.10       6.11      12.11
   9         0.00       5.55      11.52
  10         0.00       5.11      11.06
  15         0.00       4.19      10.09
  20         0.00       3.82       9.69
  25         0.00       3.59       9.45

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, WHETHER ADDITIONAL PAYMENTS ARE MADE, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN OR PARTIAL SURRENDER WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             SINGLE INSURED POLICY

                               MALE ISSUE AGE 70

                $50,000 INITIAL PREMIUM FOR STANDARD NONSMOKER

                         $75,013 INITIAL DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

          INITIAL       DEATH BENEFIT        NET CASH VALUE          CASH VALUE         INTERNAL RATE OF RETURN
          PREMIUM   ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL      ON NET CASH VALUE
        ACCUMULATED     GROSS ANNUAL          GROSS ANNUAL          GROSS ANNUAL      ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%      RATE OF RETURN OF     RATE OF RETURN OF     RATE OF RETURN OF    ANNUAL RATE OF RETURN OF
POLICY   INTEREST   --------------------- --------------------- --------------------- ------------------------------
 YEAR    PER YEAR     0%     6%     12%     0%     6%     12%     0%     6%     12%      0%         6%       12%
------  ----------- ------ ------ ------- ------ ------ ------- ------ ------ ------- ---------  --------  ---------
   1       52,500   70,217 74,441  78,658 43,813 46,689  49,560 47,813 50,689  53,560    -12.37%    -6.62%    -0.88%
   2       55,125   65,728 73,874  82,481 41,688 47,351  53,334 45,688 51,351  57,334     -8.69     -2.69      3.28
   3       57,881   61,526 73,311  86,490 40,123 48,479  57,823 43,623 51,979  61,323     -7.07     -1.02      4.96
   4       60,775   57,592 72,752  90,695 38,614 49,568  62,533 41,614 52,568  65,533     -6.26     -0.22      5.75
   5       63,814   53,909 72,198  95,104 37,161 50,617  67,469 39,661 53,117  69,969     -5.76      0.25      6.18
   6       67,005   50,461 71,647  99,727 35,768 51,625  72,641 37,768 53,625  74,641     -5.43      0.53      6.42
   7       70,355   50,000 71,101 104,576 34,358 52,596  78,065 35,858 54,096  79,565     -5.22      0.73      6.57
   8       73,873   50,000 70,559 109,661 32,754 53,534  83,755 33,754 54,534  84,755     -5.15      0.86      6.66
   9       77,566   50,000 70,021 114,993 30,904 54,443  89,730 31,404 54,943  90,230     -5.21      0.95      6.71
  10       81,445   50,000 69,487 120,585 28,741 55,324  96,006 28,741 55,324  96,006     -5.39      1.02      6.74
  15      103,946   50,000 69,095 157,972  6,971 58,579 133,928  6,971 58,579 133,928    -12.31      1.06      6.79
  20      132,665          68,705 206,966        61,037 183,867        61,037 183,867                1.00      6.73
  25      169,318          68,318 271,151        63,780 253,142        63,780 253,142                0.98      6.70
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------  ---------- ---------- ----------
   1        40.43%     48.88%     57.32%
   2        14.65      21.55      28.44
   3         7.16      13.61      20.04
   4         3.60       9.83      16.05
   5         1.52       7.62      13.72
   6         0.15       6.18      12.20
   7         0.00       5.16      11.12
   8         0.00       4.40      10.32
   9         0.00       3.81       9.70
  10         0.00       3.35       9.20
  15         0.00       2.18       7.97
  20                    1.60       7.36
  25                    1.26       7.00

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, WHETHER ADDITIONAL PAYMENTS ARE MADE, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN OR PARTIAL SURRENDER WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             SINGLE INSURED POLICY

                              FEMALE ISSUE AGE 70

                $50,000 INITIAL PREMIUM FOR STANDARD NONSMOKER

                         $81,811 INITIAL DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

          INITIAL       DEATH BENEFIT          NET CASH VALUE           CASH VALUE          INTERNAL RATE OF RETURN
          PREMIUM   ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED      GROSS ANNUAL           GROSS ANNUAL           GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%      RATE OF RETURN OF      RATE OF RETURN OF      RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ---------------------- ---------------------- ---------------------- --------------------------------
 YEAR    PER YEAR     0%     6%      12%     0%     6%      12%     0%     6%      12%       0%         6%        12%
------  ----------- ------ ------- ------- ------ ------- ------- ------ ------- ------- ----------  ---------  ---------
   1       52,500   77,304  81,947  86,582 44,462  47,373  50,278 48,462  51,373  54,278     -11.08%     -5.25%     0.56%
   2       55,125   73,081  82,124  91,677 42,971  48,783  54,923 46,971  52,783  58,923      -7.30      -1.22      4.81
   3       57,881   69,135  82,355  97,136 42,026  50,732  60,465 45,526  54,232  63,965      -5.63       0.49      6.54
   4       60,775   65,453  82,652 103,001 41,126  52,721  66,438 44,126  55,721  69,438      -4.77       1.33      7.36
   5       63,814   62,021  83,022 109,314 40,268  54,750  72,880 42,768  57,250  75,380      -4.24       1.83      7.83
   6       67,005   58,820  83,467 116,115 39,453  56,822  79,831 41,453  58,822  81,831      -3.87       2.15      8.11
   7       70,355   55,830  83,983 123,442 38,677  58,937  87,333 40,177  60,437  88,833      -3.60       2.38      8.29
   8       73,873   53,032  84,566 131,329 37,941  61,096  95,434 38,941  62,096  96,434      -3.39       2.54      8.42
   9       77,566   50,410  85,211 139,817 37,243  63,301 104,186 37,743  63,801 104,686      -3.22       2.66      8.50
  10       81,445   50,000  85,921 148,955 36,582  65,552 113,644 36,582  65,552 113,644      -3.08       2.75      8.56
  15      103,946   50,000  94,847 216,503 32,733  78,517 179,226 32,733  78,517 179,226      -2.78       3.05      8.88
  20      132,665   50,000 106,836 321,096 29,289  94,045 282,654 29,289  94,045 282,654      -2.64       3.21      9.05
  25      169,318   50,000 120,800 478,042 26,207 112,645 445,769 26,207 112,645 445,769      -2.55       3.30      9.15
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------  ---------- ---------- ----------
   1        54.61%     63.89%     73.16%
   2        20.90      28.16      35.41
   3        11.41      18.10      24.78
   4         6.96      13.39      19.80
   5         4.40      10.67      16.93
   6         2.74       8.92      15.08
   7         1.59       7.69      13.78
   8         0.74       6.79      12.83
   9         0.09       6.10      12.10
  10         0.00       5.56      11.53
  15         0.00       4.36      10.26
  20         0.00       3.87       9.74
  25         0.00       3.59       9.45

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, WHETHER ADDITIONAL PAYMENTS ARE MADE, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN OR PARTIAL SURRENDER WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             SINGLE INSURED POLICY

                              FEMALE ISSUE AGE 70

                $50,000 INITIAL PREMIUM FOR STANDARD NONSMOKER

                         $81,811 INITIAL DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                                                                                                            INTERNAL RATE OF
                                                                                       INTERNAL RATE OF          RETURN
                                                                                            RETURN          ON DEATH BENEFIT
                                             NET CASH VALUE                           ON NET CASH VALUE         ASSUMING
          INITIAL       DEATH BENEFIT           ASSUMING             CASH VALUE            ASSUMING           HYPOTHETICAL
          PREMIUM   ASSUMING HYPOTHETICAL  HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL HYPOTHETICAL GROSS          GROSS
        ACCUMULATED     GROSS ANNUAL             ANNUAL             GROSS ANNUAL        ANNUAL RATE OF       ANNUAL RATE OF
END OF     AT 5%      RATE OF RETURN OF     RATE OF RETURN OF     RATE OF RETURN OF       RETURN OF             RETURN OF
POLICY   INTEREST   --------------------- --------------------- --------------------- --------------------  -------------------
 YEAR    PER YEAR     0%     6%     12%     0%     6%     12%     0%     6%     12%     0%     6%     12%    0%     6%     12%
------  -----------   --   ------ ------- ------ ------ ------- ------ ------ ------- ------  -----  -----  -----  -----  -----
   1       52,500   76,582 81,188  85,785 44,010 46,897  49,779 48,010 50,897  53,779 -11.98% -6.21% -0.44% 53.16% 62.38% 71.57%
   2       55,125   71,688 80,569  89,953 42,076 47,784  53,815 46,076 51,784  57,815  -8.27  -2.24   3.74  19.74  26.94  34.13
   3       57,881   67,106 79,955  94,324 40,690 49,152  58,613 44,190 52,652  62,113  -6.64  -0.57   5.44  10.31  16.94  23.56
   4       60,775   62,817 79,346  98,907 39,348 50,492  63,679 42,348 53,492  66,679  -5.81   0.24   6.23   5.87  12.24  18.59
   5       63,814   58,801 78,742 103,713 38,048 51,798  69,018 40,548 54,298  71,518  -5.32   0.71   6.66   3.30   9.51  15.71
   6       67,005   55,042 78,142 108,753 36,790 53,069  74,642 38,790 55,069  76,642  -4.98   1.00   6.91   1.61   7.73  13.83
   7       70,355   51,523 77,546 114,039 35,578 54,305  80,566 37,078 55,805  82,066  -4.75   1.19   7.05   0.43   6.47  12.50
   8       73,873   50,000 76,955 119,582 34,393 55,508  86,808 35,393 56,508  87,808  -4.57   1.31   7.14   0.00   5.54  11.52
   9       77,566   50,000 76,369 125,394 33,094 56,680  93,387 33,594 57,180  93,887  -4.48   1.40   7.19   0.00   4.82  10.76
  10       81,445   50,000 75,787 131,490 31,622 57,821 100,318 31,622 57,821 100,318  -4.48   1.46   7.21   0.00   4.25  10.15
  15      103,946   50,000 75,359 172,243 17,532 62,384 142,587 17,532 62,384 142,587  -6.75   1.49   7.24   0.00   2.77   8.60
  20      132,665          74,934 225,648        65,963 198,633        65,963 198,633          1.39   7.14          2.04   7.83
  25      169,318          74,511 295,617        69,481 275,660        69,481 275,660          1.32   7.07          1.61   7.37

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, WHETHER ADDITIONAL PAYMENTS ARE MADE, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN OR PARTIAL SURRENDER WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             LAST SURVIVOR POLICY

                               MALE ISSUE AGE 65

                              FEMALE ISSUE AGE 60

                             (JOINT EQUAL AGE 63)

                $50,000 INITIAL PREMIUM FOR STANDARD NONSMOKER

                        $114,909 INITIAL DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

          INITIAL         DEATH BENEFIT            NET CASH VALUE             CASH VALUE           INTERNAL RATE OF RETURN
          PREMIUM     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL         ON NET CASH VALUE
        ACCUMULATED       GROSS ANNUAL              GROSS ANNUAL             GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF        RATE OF RETURN OF        RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ------------------------- ------------------------ ------------------------ --------------------------------
 YEAR    PER YEAR     0%      6%       12%      0%     6%       12%      0%     6%       12%        0%         6%        12%
------  ----------- ------- ------- --------- ------ ------- --------- ------ ------- --------- ----------  ---------  ---------
   1       52,500   107,573 114,034   120,485 44,668  47,591    50,509 48,668  51,591    54,509     -10.66%     -4.82%     1.02%
   2       55,125   100,706 113,167   126,332 43,344  49,202    55,391 47,344  53,202    59,391      -6.89      -0.80      5.25
   3       57,881    94,276 112,306   132,463 42,527  51,329    61,170 46,027  54,829    64,670      -5.25       0.88      6.95
   4       60,775    88,257 111,451   138,892 41,715  53,467    67,370 44,715  56,467    70,370      -4.43       1.69      7.74
   5       63,814    82,655 110,646   145,688 40,927  55,633    74,044 43,427  58,133    76,544      -3.93       2.16      8.17
   6       67,005    77,468 109,931   152,935 40,175  57,848    81,260 42,175  59,848    83,260      -3.58       2.46      8.43
   7       70,355    72,666 109,310   160,672 39,459  60,115    89,066 40,959  61,615    90,566      -3.33       2.67      8.60
   8       73,873    68,221 108,788   168,949 38,779  62,433    97,512 39,779  63,433    98,512      -3.13       2.81      8.71
   9       77,566    64,110 108,372   177,823 38,132  64,805   106,656 38,632  65,305   107,156      -2.97       2.92      8.78
  10       81,445    60,310 108,073   187,363 37,519  67,232   116,558 37,519  67,232   116,558      -2.83       3.01      8.83
  15      103,946    50,000 113,644   259,414 33,909  81,338   185,670 33,909  81,338   185,670      -2.56       3.30      9.14
  20      132,665    50,000 123,425   370,962 30,646  98,404   295,762 30,646  98,404   295,762      -2.42       3.44      9.29
  25      169,318    50,000 138,470   547,977 27,697 119,051   471,130 27,697 119,051   471,130      -2.34       3.53      9.39
  30      216,097    50,000 158,229   824,467 25,032 144,030   750,481 25,032 144,030   750,481      -2.28       3.59      9.45
  35      275,801    50,000 179,750 1,233,208 22,624 174,249 1,195,470 22,624 174,249 1,195,470      -2.24       3.63      9.49
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------  ---------- ---------- ----------
   1       115.15%    128.07%    140.97%
   2        41.92      50.44      58.95
   3        23.54      30.96      38.37
   4        15.26      22.19      29.10
   5        10.58      17.22      23.85
   6         7.57      14.03      20.48
   7         5.49      11.82      18.15
   8         3.96      10.20      16.44
   9         2.80       8.98      15.14
  10         1.89       8.01      14.12
  15         0.00       5.63      11.60
  20         0.00       4.62      10.54
  25         0.00       4.16      10.05
  30         0.00       3.91       9.79
  35         0.00       3.72       9.59

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, WHETHER ADDITIONAL PAYMENTS ARE MADE, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN OR PARTIAL SURRENDER WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             LAST SURVIVOR POLICY

                               MALE ISSUE AGE 65

                              FEMALE ISSUE AGE 60

                             (JOINT EQUAL AGE 63)

                $50,000 INITIAL PREMIUM FOR STANDARD NONSMOKER

                        $114,909 INITIAL DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

          INITIAL        DEATH BENEFIT          NET CASH VALUE           CASH VALUE          INTERNAL RATE OF RETURN
          PREMIUM    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED      GROSS ANNUAL            GROSS ANNUAL           GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%       RATE OF RETURN OF      RATE OF RETURN OF      RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ----------------------- ---------------------- ---------------------- --------------------------------
 YEAR    PER YEAR     0%      6%      12%     0%     6%      12%     0%     6%      12%       0%         6%        12%
------  ----------- ------- ------- ------- ------ ------- ------- ------ ------- ------- ----------  ---------  ---------
   1       52,500   107,573 114,034 120,485 44,668  47,591  50,509 48,668  51,591  54,509     -10.66%     -4.82%     1.02%
   2       55,125   100,706 113,167 126,332 43,344  49,202  55,391 47,344  53,202  59,391      -6.89      -0.80      5.25
   3       57,881    94,276 112,306 132,463 42,527  51,329  61,170 46,027  54,829  64,670      -5.25       0.88      6.95
   4       60,775    88,257 111,451 138,892 41,715  53,467  67,370 44,715  56,467  70,370      -4.43       1.69      7.74
   5       63,814    82,621 110,603 145,633 40,909  55,610  74,015 43,409  58,110  76,515      -3.93       2.15      8.16
   6       67,005    77,346 109,761 152,702 40,108  57,756  81,134 42,108  59,756  83,134      -3.61       2.43      8.40
   7       70,355    72,406 108,926 160,115 39,313  59,898  88,752 40,813  61,398  90,252      -3.38       2.61      8.54
   8       73,873    67,782 108,096 167,888 38,523  62,030  96,894 39,523  63,030  97,894      -3.21       2.73      8.62
   9       77,566    63,453 107,273 176,040 37,737  64,143 105,581 38,237  64,643 106,081      -3.08       2.81      8.66
  10       81,445    59,400 106,457 184,587 36,953  66,227 114,831 36,953  66,227 114,831      -2.98       2.85      8.67
  15      103,946    50,000 105,857 241,734 31,376  75,765 173,017 31,376  75,765 173,017      -3.06       2.81      8.63
  20      132,665    50,000 105,260 316,620 21,992  83,922 252,435 21,992  83,922 252,435      -4.02       2.62      8.43
  25      169,318           104,666 414,763         89,988 356,598         89,988 356,598                  2.38      8.18
  30      216,097           104,076 543,374         94,736 494,613         94,736 494,613                  2.15      7.94
  35      275,801           103,488 711,846        100,321 690,062        100,321 690,062                  2.01      7.79
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------  ---------- ---------- ----------
   1       115.15%    128.07%    140.97%
   2        41.92      50.44      58.95
   3        23.54      30.96      38.37
   4        15.26      22.19      29.10
   5        10.57      17.21      23.84
   6         7.54      14.00      20.45
   7         5.43      11.77      18.09
   8         3.88      10.12      16.35
   9         2.68       8.85      15.01
  10         1.74       7.85      13.95
  15         0.00       5.13      11.08
  20         0.00       3.79       9.67
  25                    3.00       8.83
  30                    2.47       8.28
  35                    2.10       7.88

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, WHETHER ADDITIONAL PAYMENTS ARE MADE, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN OR PARTIAL SURRENDER WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

  This Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not predict future performance.

  The Policies became available July, 1996. The Zenith Fund and the Variable Account commenced operations on August 26, 1983. The Westpeak Stock Index and Back Bay Advisors Managed Series of the Zenith Fund commenced operations on May 1, 1987. The Westpeak Growth and Income Series and Goldman Sachs Midcap Value Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series of the Zenith Fund commenced operations on May 2, 1994. The MFS Investors Series and the MFS Research Managers Series commenced operations on April 30, 1999. The remaining Zenith Fund Series commenced operations on October 31, 1994. The commencement of operations for the Putnam International Stock Portfolio of the Metropolitan Fund was May 1, 1991. The Putnam Large Cap Growth Portfolio of the Metropolitan Fund commenced operations on May 1, 2000 and is not included in this Appendix.

  The illustrations are based on the actual investment experience of the relevant Eligible Funds for the periods shown (net of actual charges and expenses incurred by the Eligible Funds). The illustrations assume that an initial premium of $50,000 was paid and that no loans, transfers or other Policy Owner transactions were made during the periods shown.

SUB-ACCOUNT INVESTMENT EXPERIENCE

  The Policies are supported by the Variable Account, which invests in the Eligible Funds. The investment experience of the Sub-Account or Sub-Accounts you choose will affect the values and benefits of your Policy.

  Many factors other than investment experience affect the values and benefits of your Policy. These investment experience figures do not reflect the charges deducted from additional Premiums and the Monthly Deductions from the cash value. (See "Charges and Expenses.")

NET RATES OF RETURN

  A Sub-Account's investment experience is expressed below as a net rate of return. The annual net rate is the effective earnings rate at which the Sub-Accounts increased or decreased over a one-year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the Sub-Accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

  The effective annual net rate of return since inception is the annualized effective interest rate at which the Sub-Accounts increased or decreased since the inception dates of the Sub-Accounts. For each Sub-Account, the rate is calculated by taking the difference between the Sub-Account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

               SUB-ACCOUNTS INVESTING IN NEW ENGLAND ZENITH FUND

                                                                                ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                                        FOR ONE YEAR ENDING
                 8/26/83- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Bond Income.....  3.20%    12.61%   18.76%   14.83%   2.27%    8.37%    12.30%   8.09%    17.96%   8.18%    12.61%   -3.36%
Money Market....  3.20     10.73     8.26     6.80    6.53     7.52      9.25    8.19      6.21    3.80      2.97     3.97
                                                              8/26/83- 8/28/83-
                                                              12/31/99 12/31/99
                                                               TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  RETURN   ANNUAL
-----------      -------- -------- -------- -------- -------- -------- ---------
Bond Income.....  21.20%   4.61%    10.89%   9.04%    -0.47%  351.72%    9.66%
Money Market....   5.70    5.13      5.34    5.26      4.97   173.07     6.34

                                                              ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                      FOR ONE YEAR ENDING
                 5/1/87-  --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index..... -12.20%   16.34%   30.15%   -4.14%   30.43%   7.30%     9.72%    1.12%   36.92%   22.47%   32.50%   27.93%
Managed.........  -0.66     9.48    19.08     3.21    20.17    6.70     10.65    -1.11    31.26    15.03    26.56    19.65
                          5/1/87-   5/1/87-
                          12/31/99 12/31/99
                           TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/99  RETURN   ANNUAL
-----------      -------- -------- ---------
Stock Index.....  20.38%  573.77%   16.25%
Managed.........   9.97   371.64    13.02

                                           ANNUAL NET RATE OF RETURN
                         -------------------------------------------------------------- 4/30/93- 4/30/93-
                                                   FOR ONE YEAR ENDING                  12/31/99 12/31/99
                         4/30/93- -----------------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT              12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  RETURN   ANNUAL
-----------              -------- -------- -------- -------- -------- -------- -------- -------- ---------
Growth and Income.......  14.24%   -1.21%   36.47%   18.10%   33.47%   24.45%   9.35%   230.38%   19.62%
Mid Cap Value*..........  14.74     -.27    30.35    17.61    17.32    -5.46    0.35     95.25    10.55

                                       ANNUAL NET RATE OF RETURN
                         ----------------------------------------------------- 5/2/94-   5/2/94-
                                              FOR ONE YEAR ENDING              12/31/99 12/31/99
                         5/2/94-  --------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT              12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  RETURN   ANNUAL
-----------              -------- -------- -------- -------- -------- -------- -------- ---------
Small Cap...............  -3.23%   28.84%   30.68%   24.85%   -1.69%   31.75%  163.49%   18.65%

                                        ANNUAL NET RATE OF RETURN
                          ------------------------------------------------------ 10/31/94- 10/31/94-
                                                FOR ONE YEAR ENDING              12/31/99  12/31/99
                          10/31/94- --------------------------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT               12/31/94  12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  RETURN    ANNUAL
-----------               --------- -------- -------- -------- -------- -------- --------- ---------
Equity Growth...........   -4.20%    48.69%   13.17%   25.63%   47.78%   34.13%   301.47%   30.87%
Balanced**..............    -.10     24.79    16.91    16.18     9.11    -5.06     75.41    11.49
Venture Value...........   -3.50     39.28    25.84    33.50    14.41    17.52    203.60    23.98
International Magnum Eq-
 uity***................    2.60      6.23     6.67    -1.30     7.27    24.61     53.41     8.64
U.S. Government.........    0.60     15.02     3.31     8.47     7.61     0.17     39.78     6.70
Strategic Bond Opportu-
 nities.................   -1.40     19.38    14.36    11.07     2.04     1.44     54.77     8.82

                                    ANNUAL NET RATE OF RETURN 4/30/99- 4/30/99-
                                    ------------------------- 12/31/99 12/31/99
                                            4/30/99-           TOTAL   EFFECTIVE
SUB-ACCOUNT                                 12/31/99           RETURN   ANNUAL
-----------                                 --------          -------- ---------
Investors..........................           2.85%             2.85%     N/A
Research Managers..................          19.80             19.80      N/A

-------

  * The Harris Oakmark Mid Cap Value Series' Sub-adviser was Loomis Sayles until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998, and .75% thereafter.

 ** The Balanced Series' sub-adviser was Loomis, Sayles until May 1, 2000, when
    Wellington Management Company became the sub-adviser.

*** Available only to Policies issued before May 1, 2000.

         SUB-ACCOUNTS INVESTING IN METROPOLITAN SERIES FUND, INC.

                                              ANNUAL NET RATE OF RETURN
                   -------------------------------------------------------------------------------- 5/1/91-   5/1/91-
                                                      FOR ONE YEAR ENDING                           12/31/99 12/31/99
                   5/1/91-  -----------------------------------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT        12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  RETURN   ANNUAL
-----------        -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
International
 Stock............  -1.55%   -10.21%  47.76%    5.03%    0.84%   -1.78%   -2.34%   22.56%   16.44%   39.02%    12.35%

POLICY PERFORMANCE

  The material below assumes a Policy had been available and issued with an initial premium of $50,000 paid on August 26, 1983, in the case of the Bond Income and Money Market Sub-Accounts (May 1, 1987, in the case of the Stock Index and Managed Sub-Accounts; April 30, 1993, in the case of the Growth and Income and Mid Cap Value Sub-Accounts; May 2, 1994, in the case of the Small Cap Sub-Account; October 31, 1994, in the case of the Balanced, International Magnum Equity, Equity Growth, Venture Value, U.S. Government and Strategic Bond Opportunities Sub-Accounts; April 30, 1999 in the case of the Investors and Research Managers Sub-Accounts; and May 1, 1991 in the case of the International Stock Sub-Account), to (1) a male age 50, (2) a female age 50,
(3) a male age 70, (4) a female age 70, and (5) a male age 65 and female age 60, each in the standard nonsmoker risk category. The death benefits, cash values and internal rates of return assume in each instance that the entire Policy value was invested in the particular Sub-Account for the period shown. These illustrations of policy investment experience reflect all Policy charges (except for the $2.50 Monthly Maintenance Charge) based on NELICO's current rates. (See Appendix A for the definition of the internal rate of return.)

                    MALE STANDARD NON SMOKER, ISSUE AGE 50
                            $50,000 INITIAL PREMIUM
                        $129,122 INITIAL DEATH BENEFIT

MONEY MARKET SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ------- -------- ------- -------- ------------- -------------
August 26, 1983......... $50,000  $50,000 $129,122 $50,000 $46,000         --             --
December 31, 1983.......  50,000   50,000  130,974  51,247  47,247     -15.02%      1,492.06%
December 31, 1984.......  50,000   50,000  137,164  55,371  51,371       2.03         111.42
December 31, 1985.......  50,000   50,000  140,631  58,552  55,052       4.19          55.34
December 31, 1986.......  50,000   50,000  142,293  61,083  58,083       4.58          36.67
December 31, 1987.......  50,000   50,000  143,656  63,557  61,057       4.70          27.47
December 31, 1988.......  50,000   65,444  146,543  66,793  64,793       4.97          22.27
December 31, 1989.......  50,000   65,444  151,824  71,260  69,760       5.39          19.12
December 31, 1990.......  50,000   65,444  155,804  75,274  74,274       5.53          16.73
December 31, 1991.......  50,000   65,444  157,095  78,093  77,593       5.41          14.70
December 31, 1992.......  50,000   65,444  154,861  79,175  79,175       5.04          12.86
December 31, 1993.......  50,000   79,450  151,970  79,872  79,872       4.63          11.34
December 31, 1994.......  50,000   79,450  151,626  81,883  81,883       4.44          10.27
December 31, 1995.......  50,000   79,450  153,789  85,291  85,291       4.42           9.53
December 31, 1996.......  50,000   79,450  155,211  88,350  88,350       4.36           8.86
December 31, 1997.......  50,000   79,450  157,100  91,726  91,726       4.32           8.31
December 31, 1998.......  50,000   93,939  159,001  95,164  95,164       4.28           7.83
December 31, 1999.......  50,000   93,939  160,571  98,451  98,451       4.23           7.40

BOND INCOME SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
August 26, 1983......... $50,000   $ 50,000  $129,122 $ 50,000 $ 46,000        --              --
December 31, 1983.......  50,000     50,000   130,654   51,122   47,122    -15.66%       1,480.91%
December 31, 1984.......  50,000     50,000   139,494   56,311   52,311      3.41          114.08
December 31, 1985.......  50,000     50,000   156,886   65,320   61,820      9.46           62.75
December 31, 1986.......  50,000     50,000   170,674   73,266   70,266     10.70           44.30
December 31, 1987.......  50,000     50,000   165,419   73,185   70,685      8.29           31.68
December 31, 1988.......  50,000     75,767   169,828   77,406   75,406      7.99           25.69
December 31, 1989.......  50,000     75,767   180,973   84,942   83,442      8.40           22.46
December 31, 1990.......  50,000     75,767   185,675   89,706   88,706      8.11           19.55
December 31, 1991.......  50,000     75,767   207,916  103,356  102,856      9.02           18.62
December 31, 1992.......  50,000     75,767   213,612  109,212  109,212      8.72           16.81
December 31, 1993.......  50,000    120,283   229,245  120,487  120,487      8.87           15.85
December 31, 1994.......  50,000    120,283   212,033  114,506  114,506      7.57           13.58
December 31, 1995.......  50,000    120,283   247,171  137,081  137,081      8.51           13.82
December 31, 1996.......  50,000    120,283   248,295  141,335  141,335      8.10           12.76
December 31, 1997.......  50,000    120,283   264,560  154,468  154,468      8.18           12.31
December 31, 1998.......  50,000    159,637   277,374  166,011  166,011      8.13           11.81
December 31, 1999.......  50,000    159,637   265,618  162,859  162,859      7.49           10.76

STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $ 50,000  $129,122 $ 50,000 $ 46,000        --              --
December 31, 1994.......  50,000     50,000   125,905   49,008   45,008    -46.71%      25,010.65%
December 31, 1995.......  50,000     50,000   142,849   57,369   53,369      5.75          145.82
December 31, 1996.......  50,000     50,000   154,412   63,963   60,463      9.16           68.26
December 31, 1997.......  50,000     50,000   162,474   69,396   66,396      9.37           45.08
December 31, 1998.......  50,000     50,000   157,108   69,164   66,664      7.15           31.62
December 31, 1999.......  50,000     67,822   151,096   68,532   66,532      5.68           23.87

U.S. GOVERNMENT SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $ 50,000  $129,122 $ 50,000 $ 46,000        --              --
December 31, 1994.......  50,000     50,000   128,589   50,053   46,053    -38.86%      28,388.84%
December 31, 1995.......  50,000     50,000   140,033   56,238   52,238      3.82          141.67
December 31, 1996.......  50,000     50,000   137,128   56,804   53,304      3.00           59.29
December 31, 1997.......  50,000     50,000   140,903   60,182   57,182      4.33           38.70
December 31, 1998.......  50,000     50,000   143,687   63,255   60,755      4.79           28.83
December 31, 1999.......  50,000     62,166   136,458   61,892   59,892      3.56           21.45

MANAGED SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 1, 1987............. $50,000   $ 50,000  $129,122 $ 50,000 $ 46,000        --              --
December 31, 1987.......  50,000     50,000   124,238   48,993   44,993    -14.60%         290.22%
December 31, 1988.......  50,000     50,000   128,321   52,204   48,204     -2.17           75.93
December 31, 1989.......  50,000     50,000   146,503   61,467   57,967      5.70           49.61
December 31, 1990.......  50,000     50,000   142,039   61,437   58,437      4.34           32.92
December 31, 1991.......  50,000     50,000   161,786   72,115   69,615      7.35           28.60
December 31, 1992.......  50,000     70,177   163,688   75,159   73,159      6.95           23.27
December 31, 1993.......  50,000     70,177   171,814   81,230   79,730      7.25           20.33
December 31, 1994.......  50,000     70,177   161,126   78,405   77,405      5.86           16.49
December 31, 1995.......  50,000     70,177   202,017  101,135  100,635      8.40           17.48
December 31, 1996.......  50,000     70,177   219,535  113,022  113,022      8.80           16.54
December 31, 1997.......  50,000    118,897   265,421  140,455  140,455     10.17           16.94
December 31, 1998.......  50,000    118,897   304,675  165,641  165,641     10.81           16.75
December 31, 1999.......  50,000    118,897   321,597  179,530  179,530     10.62           15.83

BALANCED SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $ 50,000  $129,122 $ 50,000 $ 46,000        --              --
December 31, 1994.......  50,000     50,000   127,694   49,705   45,705    -41.58%      22,223.56%
December 31, 1995.......  50,000     50,000   151,641   60,900   56,900     11.71          158.73
December 31, 1996.......  50,000     50,000   167,190   69,256   65,756     13.47           74.54
December 31, 1997.......  50,000     50,000   184,004   78,591   75,591     13.94           50.89
December 31, 1998.......  50,000     50,000   190,258   83,758   81,258     12.36           37.81
December 31, 1999.......  50,000     78,805   171,243   77,670   75,670      8.35           26.90

EQUITY GROWTH SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $ 50,000  $129,122 $ 50,000 $ 46,000        --              --
December 31, 1994.......  50,000     50,000   120,911   47,065   43,065    -59.08%      19,610.55%
December 31, 1995.......  50,000     50,000   172,803   69,399   65,399     25.86          189.37
December 31, 1996.......  50,000     50,000   184,931   76,605   73,105     19.16           82.86
December 31, 1997.......  50,000     50,000   220,083   94,002   91,002     20.81           59.67
December 31, 1998.......  50,000     50,000   308,218  135,687  133,187     26.50           54.72
December 31, 1999.......  50,000    154,859   391,937  177,768  175,768     27.54           48.96

VENTURE VALUE SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $ 50,000  $129,122 $ 50,000 $ 46,000        --              --
December 31, 1994.......  50,000     50,000   123,857   48,211   44,211    -52.11%      22,664.00%
December 31, 1995.......  50,000     50,000   163,803   65,784   61,784     19.88          176.41
December 31, 1996.......  50,000     50,000   194,017   80,369   76,869     21.95           86.95
December 31, 1997.......  50,000     50,000   245,356  104,796  101,796     25.17           65.24
December 31, 1998.......  50,000     50,000   266,031  117,115  114,615     22.03           49.35
December 31, 1999.......  50,000    126,240   296,391  134,432  132,432     20.74           41.12

MID CAP VALUE SUB-ACCOUNT*

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1993.......... $50,000   $ 50,000  $129,122 $ 50,000 $ 46,000        --            --
December 31, 1993.......  50,000     50,000   142,840   56,477   52,477      7.47%       377.72%
December 31, 1994.......  50,000     50,000   133,421   54,419   50,419       .50         79.91
December 31, 1995.......  50,000     50,000   166,943   70,222   66,722     11.41         57.04
December 31, 1996.......  50,000     50,000   185,560   80,465   77,465     12.67         42.93
December 31, 1997.......  50,000     50,000   206,351   92,209   89,709     13.33         35.45
December 31, 1998.......  50,000    104,570   184,989   85,149   83,149      9.38         25.95
December 31, 1999.......  50,000    104,570   176,106   83,462   81,962      7.69         20.77

SMALL CAP SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 2, 1994............. $50,000   $ 50,000  $129,122 $ 50,000 $ 46,000        --            --
December 31, 1994.......  50,000     50,000   120,049   47,342   43,342    -19.32%       272.71%
December 31, 1995.......  50,000     50,000   147,654   60,069   56,069      7.12         91.57
December 31, 1996.......  50,000     50,000   182,739   76,670   73,170     15.35         62.61
December 31, 1997.......  50,000     50,000   216,164   93,499   90,499     17.57         49.09
December 31, 1998.......  50,000     50,000   201,412   89,778   87,278     12.68         34.80
December 31, 1999.......  50,000     85,480   251,621  115,534  113,534     15.57         33.00

INVESTORS SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1999.......... $50,000   $ 50,000  $129,122 $ 50,000 $ 46,000        --            --
December 31, 1999.......  50,000     50,000   128,043   50,626   46,626     -9.89%       305.89%

RESEARCH MANAGERS SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1999.......... $50,000   $ 50,000  $129,122 $ 50,000 $ 46,000        --            --
December 31, 1999.......  50,000     50,000   149,142   58,968   54,968     15.16%       409.45%

GROWTH AND INCOME SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1993.......... $50,000   $ 50,000  $129,122 $ 50,000 $ 46,000        --            --
December 31, 1993.......  50,000     50,000   142,221   56,232   52,232      6.72%       374.63%
December 31, 1994.......  50,000     50,000   132,620   54,093   50,093       .11         79.26
December 31, 1995.......  50,000     50,000   172,204   72,435   68,935     12.77         58.88
December 31, 1996.......  50,000     50,000   192,400   83,431   80,431     13.82         44.35
December 31, 1997.......  50,000     50,000   243,407  108,768  106,268     17.52         40.33
December 31, 1998.......  50,000    124,211   287,242  132,215  130,215     18.39         36.11
December 31, 1999.......  50,000    124,211   297,975  141,219  139,719     16.65         30.68

--------

* Rates of return and Policy values and benefits shown reflect the Harris Oakmark Mid Cap Value Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998, and .75% thereafter.

STOCK INDEX SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 1, 1987............. $50,000   $ 50,000  $129,122 $ 50,000 $ 46,000        --              --
December 31, 1987.......  50,000     50,000   109,807   43,303   39,303    -30.24%         224.41%
December 31, 1988.......  50,000     50,000   119,943   48,796   44,796     -6.38           68.95
December 31, 1989.......  50,000     50,000   151,676   63,637   60,137      7.16           51.57
December 31, 1990.......  50,000     50,000   135,410   58,570   55,570      2.92           31.20
December 31, 1991.......  50,000     50,000   167,404   74,619   72,119      8.16           29.54
December 31, 1992.......  50,000     73,892   170,317   78,203   76,203      7.72           24.14
December 31, 1993.......  50,000     73,892   177,273   83,811   82,311      7.76           20.90
December 31, 1994.......  50,000     73,892   170,021   82,733   81,733      6.62           17.30
December 31, 1995.......  50,000     73,892   222,827  111,553  111,053      9.64           18.81
December 31, 1996.......  50,000     73,892   257,217  132,421  132,421     10.60           18.46
December 31, 1997.......  50,000    141,939   325,557  172,277  172,277     12.29           19.20
December 31, 1998.......  50,000    141,939   399,564  217,228  217,228     13.42           19.50
December 31, 1999.......  50,000    141,939   461,684  257,733  257,733     13.82           19.18

INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT*

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $ 50,000  $129,122 $ 50,000 $ 46,000        --              --
December 31, 1994.......  50,000     50,000   130,766   50,900   46,900    -31.81%      31,399.62%
December 31, 1995.......  50,000     50,000   132,641   53,270   49,270     -1.25          130.69
December 31, 1996.......  50,000     50,000   133,372   55,248   51,748      1.60           57.26
December 31, 1997.......  50,000     50,000   124,702   53,263   50,263       .17           33.45
December 31, 1998.......  50,000     50,000   126,771   55,808   53,308      1.55           25.01
December 31, 1999.......  50,000     61,404   149,765   67,928   65,928      5.50           23.65

INTERNATIONAL STOCK SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 1, 1991............. $50,000   $ 50,000  $129,122 $ 50,000 $ 46,000        --              --
December 31, 1991.......  50,000     50,000   123,125   48,554   44,554    -15.84%         285.00%
December 31, 1992.......  50,000     50,000   104,674   42,584   38,584    -14.39           55.71
December 31, 1993.......  50,000     50,000   146,484   61,459   57,959      5.69           49.60
December 31, 1994.......  50,000     50,000   144,975   62,707   59,707      4.96           33.67
December 31, 1995.......  50,000     50,000   139,894   62,356   59,856      3.93           24.66
December 31, 1996.......  50,000     62,628   129,760   59,581   57,581      2.52           18.32
December 31, 1997.......  50,000     62,628   120,209   56,832   55,332      1.53           14.06
December 31, 1998.......  50,000     62,628   139,811   68,033   67,033      3.90           14.35
December 31, 1999.......  50,000     62,628   154,566   77,379   76,879      5.09           13.91

--------

* Available only to Policies issued before May 1, 2000.

                    FEMALE STANDARD NON SMOKER, ISSUE AGE 50
                            $50,000 INITIAL PREMIUM
                         $145,611 INITIAL DEATH BENEFIT

MONEY MARKET SUB-ACCOUNT

                                                                        INTERNAL RATE
                          TOTAL    MINIMUM   VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
August 26, 1983......... $50,000   $ 50,000  $145,611 $ 50,000 $ 46,000        --             --
December 31, 1983.......  50,000     50,000   147,709   51,247   47,247    -15.02%      2,149.28%
December 31, 1984.......  50,000     50,000   154,715   55,371   51,371      2.03         131.17
December 31, 1985.......  50,000     50,000   158,639   58,552   55,052      4.19          63.52
December 31, 1986.......  50,000     50,000   160,511   61,083   58,083      4.58          41.68
December 31, 1987.......  50,000     50,000   162,027   63,557   61,057      4.70          31.05
December 31, 1988.......  50,000     65,444   165,232   66,793   64,793      4.97          25.05
December 31, 1989.......  50,000     65,444   171,098   71,260   69,760      5.39          21.38
December 31, 1990.......  50,000     65,444   175,446   75,274   74,274      5.53          18.63
December 31, 1991.......  50,000     65,444   176,708   78,093   77,593      5.41          16.33
December 31, 1992.......  50,000     65,444   173,946   79,175   79,175      5.04          14.27
December 31, 1993.......  50,000     79,450   170,395   79,872   79,872      4.63          12.58
December 31, 1994.......  50,000     79,450   169,657   81,883   81,883      4.44          11.37
December 31, 1995.......  50,000     79,450   171,681   85,291   85,291      4.42          10.51
December 31, 1996.......  50,000     79,450   172,838   88,350   88,350      4.36           9.74
December 31, 1997.......  50,000     79,450   174,486   91,726   91,726      4.32           9.10
December 31, 1998.......  50,000     93,939   176,116   95,164   95,164      4.28           8.55
December 31, 1999.......  50,000     93,939   177,342   98,451   98,451      4.23           8.05

BOND INCOME SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
August 26, 1983......... $50,000   $ 50,000  $145,611 $ 50,000 $ 46,000        --             --
December 31, 1983.......  50,000     50,000   147,348   51,122   47,122    -15.66%      2,133.53%
December 31, 1984.......  50,000     50,000   157,343   56,311   52,311      3.41         134.08
December 31, 1985.......  50,000     50,000   176,975   65,320   61,820      9.46          71.32
December 31, 1986.......  50,000     50,000   192,526   73,266   70,266     10.70          49.59
December 31, 1987.......  50,000     50,000   186,573   73,185   70,685      8.29          35.37
December 31, 1988.......  50,000     75,767   191,487   77,406   75,406      7.99          28.54
December 31, 1989.......  50,000     75,767   203,947   84,942   83,442      8.40          24.79
December 31, 1990.......  50,000     75,767   209,082   89,706   88,706      8.11          21.50
December 31, 1991.......  50,000     75,767   233,873  103,356  102,856      9.02          20.30
December 31, 1992.......  50,000     75,767   239,936  109,212  109,212      8.72          18.27
December 31, 1993.......  50,000    120,283   257,039  120,487  120,487      8.87          17.14
December 31, 1994.......  50,000    120,283   237,248  114,506  114,506      7.57          14.71
December 31, 1995.......  50,000    120,283   275,927  137,081  137,081      8.51          14.84
December 31, 1996.......  50,000    120,283   276,495  141,335  141,335      8.10          13.67
December 31, 1997.......  50,000    120,283   293,838  154,468  154,468      8.18          13.14
December 31, 1998.......  50,000    159,637   307,231  166,011  166,011      8.13          12.56
December 31, 1999.......  50,000    159,637   293,362  162,859  162,859      7.49          11.43

STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $ 50,000  $145,611 $ 50,000 $ 46,000        --              --
December 31, 1994.......  50,000     50,000   141,987   49,008   45,008    -46.71%      51,451.97%
December 31, 1995.......  50,000     50,000   161,124   57,369   53,369      5.75          172.53
December 31, 1996.......  50,000     50,000   174,183   63,963   60,463      9.16           77.88
December 31, 1997.......  50,000     50,000   183,279   69,396   66,396      9.37           50.70
December 31, 1998.......  50,000     50,000   177,206   69,164   66,664      7.15           35.48
December 31, 1999.......  50,000     67,822   170,378   68,532   66,532      5.68           26.78

U.S. GOVERNMENT SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $ 50,000  $145,611 $ 50,000 $ 46,000        --              --
December 31, 1994.......  50,000     50,000   145,014   50,053   46,053     38.86%      58,387.37%
December 31, 1995.......  50,000     50,000   157,948   56,238   52,238      3.82          167.93
December 31, 1996.......  50,000     50,000   154,686   56,804   53,304      3.00           68.39
December 31, 1997.......  50,000     50,000   158,946   60,182   57,182      4.33           44.08
December 31, 1998.......  50,000     50,000   162,069   63,255   60,755      4.79           32.61
December 31, 1999.......  50,000     62,166   153,872   61,892   59,892      3.56           24.30

MANAGED SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 1, 1987............. $50,000   $ 50,000  $145,611 $ 50,000 $ 46,000        --              --
December 31, 1987.......  50,000     50,000   140,118   48,993   44,993    -14.60%         367.15%
December 31, 1988.......  50,000     50,000   144,745   52,204   48,204     -2.17           89.09
December 31, 1989.......  50,000     50,000   165,263   61,467   57,967      5.70           56.52
December 31, 1990.......  50,000     50,000   160,222   61,437   58,437      4.34           37.36
December 31, 1991.......  50,000     50,000   182,464   72,115   69,615      7.35           31.95
December 31, 1992.......  50,000     70,177   184,543   75,159   73,159      6.95           25.91
December 31, 1993.......  50,000     70,177   193,592   81,230   79,730      7.25           22.51
December 31, 1994.......  50,000     70,177   181,395   78,405   77,405      5.86           18.30
December 31, 1995.......  50,000     70,177   227,163  101,135  100,635      8.40           19.08
December 31, 1996.......  50,000     70,177   246,487  113,022  113,022      8.80           17.94
December 31, 1997.......  50,000    118,897   297,453  140,455  140,455     10.17           18.19
December 31, 1998.......  50,000    118,897   340,716  165,641  165,641     10.81           17.88
December 31, 1999.......  50,000    118,897   358,793  179,530  179,530     10.62           16.83

BALANCED SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $ 50,000  $145,611 $ 50,000 $ 46,000        --              --
December 31, 1994.......  50,000     50,000   144,006   49,705   45,705    -41.58%      55,995.07%
December 31, 1995.......  50,000     50,000   171,041   60,900   56,900     11.71          186.84
December 31, 1996.......  50,000     50,000   188,598   69,256   65,756     13.47           84.52
December 31, 1997.......  50,000     50,000   207,566   78,591   75,591     13.94           56.74
December 31, 1998.......  50,000     50,000   214,598   83,758   81,258     12.36           41.85
December 31, 1999.......  50,000     78,805   193,097   77,670   75,670      8.35           29.89

EQUITY GROWTH SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $ 50,000  $145,611 $ 50,000 $ 46,000        --              --
December 31, 1994.......  50,000     50,000   136,356   47,065   43,065    -59.08%      40,365.60%
December 31, 1995.......  50,000     50,000   194,910   69,399   65,399     25.86          220.82
December 31, 1996.......  50,000     50,000   208,610   76,605   73,105     19.16           93.31
December 31, 1997.......  50,000     50,000   248,266   94,002   91,002     20.81           65.86
December 31, 1998.......  50,000     50,000   347,649  135,687  133,187     26.50           59.26
December 31, 1999.......  50,000    154,859   441,954  177,768  175,768     27.54           52.46

VENTURE VALUE SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $ 50,000  $145,611 $ 50,000 $ 46,000        --              --
December 31, 1994.......  50,000     50,000   139,678   48,211   44,211    -52.11%      46,634.32%
December 31, 1995.......  50,000     50,000   184,758   65,784   61,784     19.88          206.45
December 31, 1996.......  50,000     50,000   218,859   80,369   76,869     21.95           97.64
December 31, 1997.......  50,000     50,000   276,775  104,796  101,796     25.17           71.65
December 31, 1998.......  50,000     50,000   300,064  117,115  114,615     22.03           53.73
December 31, 1999.......  50,000    126,240   334,215  134,432  132,432     20.74           44.44

MID CAP VALUE SUB-ACCOUNT*

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1993.......... $50,000   $ 50,000  $145,611 $ 50,000 $ 46,000        --              --
December 31, 1993.......  50,000     50,000   161,101   56,477   52,477      7.47%         471.49%
December 31, 1994.......  50,000     50,000   150,498   54,419   50,419       .50           93.35%
December 31, 1995.......  50,000     50,000   188,321   70,222   66,722     11.41           64.29
December 31, 1996.......  50,000     50,000   209,312   80,465   77,465     12.67           47.70
December 31, 1997.......  50,000     50,000   232,720   92,209   89,709     13.33           38.99
December 31, 1998.......  50,000    104,570   208,551   85,149   83,149      9.38           28.64
December 31, 1999.......  50,000    104,570   198,416   83,462   81,962      7.69           22.95

--------

* Rates of return and Policy values and benefits shown reflect the Harris Oakmark Mid Cap Value Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

SMALL CAP SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 2, 1994............. $50,000   $ 50,000  $145,611 $ 50,000 $ 46,000        --            --
December 31, 1994.......  50,000     50,000   135,395   47,342   43,342    -19.32%       346.52%
December 31, 1995.......  50,000     50,000   166,551   60,069   56,069      7.12        105.93
December 31, 1996.......  50,000     50,000   206,139   76,670   73,170     15.35         70.13
December 31, 1997.......  50,000     50,000   243,835   93,499   90,499     17.57         54.07
December 31, 1998.......  50,000     50,000   227,155   89,778   87,278     12.68         38.32
December 31, 1999.......  50,000     85,480   283,679  115,534  113,534     15.57         35.85

INVESTORS SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1999.......... $50,000   $ 50,000  $145,611 $ 50,000 $ 46,000        --            --
December 31, 1999.......  50,000     50,000   144,412   50,626   46,626     -9.89%       385.57%

RESEARCH MANAGERS SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1999.......... $50,000   $ 50,000  $145,611 $ 50,000 $ 46,000        --            --
December 31, 1999.......  50,000     50,000   168,209   58,968   54,968     15.16%       509.45%

GROWTH AND INCOME SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1993.......... $50,000   $ 50,000  $145,611 $ 50,000 $ 46,000        --            --
December 31, 1993.......  50,000     50,000   160,403   56,232   52,232      6.72%       467.80%
December 31, 1994.......  50,000     50,000   149,594   54,093   50,093       .11         92.66
December 31, 1995.......  50,000     50,000   194,256   72,435   68,935     12.77         66.21
December 31, 1996.......  50,000     50,000   217,029   83,431   80,431     13.82         49.16
December 31, 1997.......  50,000     50,000   274,512  108,768  106,268     17.52         43.99
December 31, 1998.......  50,000    124,211   323,827  132,215  130,215     18.39         39.02
December 31, 1999.......  50,000    124,211   335,725  141,219  139,719     16.65         33.04

STOCK INDEX SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 1, 1987............. $50,000   $ 50,000  $145,611 $ 50,000 $ 46,000        --              --
December 31, 1987.......  50,000     50,000   123,843   43,303   39,303    -30.24%         288.36%
December 31, 1988.......  50,000     50,000   135,293   48,796   44,796     -6.38           81.59
December 31, 1989.......  50,000     50,000   171,099   63,637   60,137      7.16           58.57
December 31, 1990.......  50,000     50,000   152,745   58,570   55,570      2.92           35.58
December 31, 1991.......  50,000     50,000   188,801   74,619   72,119      8.16           32.92
December 31, 1992.......  50,000     73,892   192,017   78,203   76,203      7.72           26.79
December 31, 1993.......  50,000     73,892   199,743   83,811   82,311      7.76           23.08
December 31, 1994.......  50,000     73,892   191,409   82,733   81,733      6.62           19.13
December 31, 1995.......  50,000     73,892   250,564  111,553  111,053      9.64           20.43
December 31, 1996.......  50,000     73,892   288,795  132,421  132,421     10.60           19.89
December 31, 1997.......  50,000    141,939   364,847  172,277  172,277     12.29           20.48
December 31, 1998.......  50,000    141,939   446,830  217,228  217,228     13.42           20.65
December 31, 1999.......  50,000    141,939   515,082  257,733  257,733     13.82           20.21

INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT*

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $ 50,000  $145,611 $ 50,000 $ 46,000        --              --
December 31, 1994.......  50,000     50,000   147,469   50,900   46,900    -31.81%      64,568.47%
December 31, 1995.......  50,000     50,000   149,611   53,270   49,270     -1.25          155.76
December 31, 1996.......  50,000     50,000   150,449   55,248   51,748      1.60           66.25
December 31, 1997.......  50,000     50,000   140,671   53,263   50,263       .17           38.63
December 31, 1998.......  50,000     50,000   142,988   55,808   53,308      1.55           28.68
December 31, 1999.......  50,000     61,404   168,877   67,928   65,928      5.50           26.56

INTERNATIONAL STOCK SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 1, 1991............. $50,000   $ 50,000  $145,611 $ 50,000 $ 46,000        --              --
December 31, 1991.......  50,000     50,000   138,863   48,554   44,554    -15.84%         360.90%
December 31, 1992.......  50,000     50,000   118,071   42,584   38,584    -14.39           67.36
December 31, 1993.......  50,000     50,000   165,241   61,459   57,959      5.69           56.51
December 31, 1994.......  50,000     50,000   163,533   62,707   59,707      4.96           38.13
December 31, 1995.......  50,000     50,000   157,774   62,356   59,856      3.93           27.91
December 31, 1996.......  50,000     62,628   146,292   59,581   57,581      2.52           20.85
December 31, 1997.......  50,000     62,628   135,445   56,832   55,332      1.53           16.12
December 31, 1998.......  50,000     62,628   157,399   68,033   67,033      3.90           16.13
December 31, 1999.......  50,000     62,628   173,806   77,379   76,879      5.09           15.46

--------

* Available only to Policies issued before May 1, 2000.

                     MALE STANDARD NON SMOKER, ISSUE AGE 70
                            $50,000 INITIAL PREMIUM
                         $75,013 INITIAL DEATH BENEFIT

MONEY MARKET SUB-ACCOUNT

                                                                        INTERNAL RATE
                          TOTAL    MINIMUM   VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
August 26, 1983......... $50,000   $50,000   $ 75,013 $ 50,000 $ 46,000        --            --
December 31, 1983.......  50,000    50,000     76,344   51,247   47,247    -15.02%       237.49%
December 31, 1984.......  50,000    50,000     80,764   55,371   51,371      2.03         42.72
December 31, 1985.......  50,000    50,000     83,684   58,552   55,052      4.19         24.53
December 31, 1986.......  50,000    50,000     85,612   61,083   58,083      4.58         17.43
December 31, 1987.......  50,000    50,000     87,435   63,557   61,057      4.70         13.72
December 31, 1988.......  50,000    65,444     90,269   66,793   64,793      4.97         11.68
December 31, 1989.......  50,000    65,444     94,690   71,260   69,760      5.39         10.58
December 31, 1990.......  50,000    65,444     98,417   75,274   74,274      5.53          9.65
December 31, 1991.......  50,000    65,444    100,528   78,093   77,593      5.41          8.73
December 31, 1992.......  50,000    65,444    100,408   79,175   79,175      5.04          7.74
December 31, 1993.......  50,000    65,444     99,846   79,872   79,872      4.63          6.91
December 31, 1994.......  50,000    65,444    100,957   81,883   81,883      4.44          6.39
December 31, 1995.......  50,000    65,444    103,785   85,291   85,291      4.42          6.09
December 31, 1996.......  50,000    65,444    106,182   88,350   88,350      4.36          5.80
December 31, 1997.......  50,000    65,444    108,965   91,726   91,726      4.32          5.58
December 31, 1998.......  50,000    65,444    111,829   95,164   95,164      4.28          5.38
December 31, 1999.......  50,000    65,444    114,522   98,451   98,451      4.23          5.20

BOND INCOME SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
August 26, 1983......... $50,000   $50,000   $ 75,013 $ 50,000 $ 46,000        --            --
December 31, 1983.......  50,000    50,000     76,157   51,122   47,122    -15.66%       235.12%
December 31, 1984.......  50,000    50,000     82,136   56,311   52,311      3.41         44.52
December 31, 1985.......  50,000    50,000     93,357   65,320   61,820      9.46         30.47
December 31, 1986.......  50,000    50,000    102,688   73,266   70,266     10.70         23.98
December 31, 1987.......  50,000    50,000    100,681   73,185   70,685      8.29         17.47
December 31, 1988.......  50,000    75,767    104,613   77,406   75,406      7.99         14.80
December 31, 1989.......  50,000    75,767    112,870   84,942   83,442      8.40         13.69
December 31, 1990.......  50,000    75,767    117,286   89,706   88,706      8.11         12.30
December 31, 1991.......  50,000    75,767    133,050  103,356  102,856      9.02         12.44
December 31, 1992.......  50,000    75,767    138,501  109,212  109,212      8.72         11.52
December 31, 1993.......  50,000    75,767    150,616  120,487  120,487      8.87         11.24
December 31, 1994.......  50,000    75,767    141,177  114,506  114,506      7.57          9.58
December 31, 1995.......  50,000    75,767    166,804  137,081  137,081      8.51         10.25
December 31, 1996.......  50,000    75,767    169,862  141,335  141,335      8.10          9.60
December 31, 1997.......  50,000    75,767    183,500  154,468  154,468      8.18          9.49
December 31, 1998.......  50,000    75,767    195,084  166,011  166,011      8.13          9.28
December 31, 1999.......  50,000    75,767    189,444  162,859  162,859      7.49          8.49

STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $ 75,013 $ 50,000 $ 46,000        --             --
December 31, 1994.......  50,000    50,000     73,266   49,008   45,008    -46.71%        883.77%
December 31, 1995.......  50,000    50,000     83,966   57,369   53,369      5.75          55.92
December 31, 1996.......  50,000    50,000     91,718   63,963   60,463      9.16          32.31
December 31, 1997.......  50,000    50,000     97,569   69,396   66,396      9.37          23.50
December 31, 1998.......  50,000    50,000     95,434   69,164   66,664      7.15          16.78
December 31, 1999.......  50,000    67,822     92,884   68,532   66,532      5.68          12.73

U.S. GOVERNMENT SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $ 75,013 $ 50,000 $ 46,000        --             --
December 31, 1994.......  50,000    50,000     74,828   50,053   46,053    -38.86%      1,016.11%
December 31, 1995.......  50,000    50,000     82,311   56,238   52,238      3.82          53.28
December 31, 1996.......  50,000    50,000     81,452   56,804   53,304      3.00          25.25
December 31, 1997.......  50,000    50,000     84,616   60,182   57,182      4.33          18.07
December 31, 1998.......  50,000    50,000     87,282   63,255   60,755      4.79          14.30
December 31, 1999.......  50,000    62,166     83,886   61,892   59,892      3.56          10.53

MANAGED SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 1, 1987............. $50,000   $50,000   $ 75,013 $ 50,000 $ 46,000        --             --
December 31, 1987.......  50,000    50,000     72,598   48,993   44,993    -14.60%         74.69%
December 31, 1988.......  50,000    50,000     75,754   52,204   48,204     -2.17          28.28
December 31, 1989.......  50,000    50,000     87,415   61,467   57,967      5.70          23.29
December 31, 1990.......  50,000    50,000     85,703   61,437   58,437      4.34          15.82
December 31, 1991.......  50,000    50,000     98,762   72,115   69,615      7.35          15.70
December 31, 1992.......  50,000    70,177    101,141   75,159   73,159      6.95          13.23
December 31, 1993.......  50,000    70,177    107,496   81,230   79,730      7.25          12.16
December 31, 1994.......  50,000    70,177    102,108   78,405   77,405      5.86           9.76
December 31, 1995.......  50,000    70,177    129,698  101,135  100,635      8.40          11.62
December 31, 1996.......  50,000    70,177    142,811  113,022  113,022      8.80          11.47
December 31, 1997.......  50,000    70,177    174,963  140,455  140,455     10.17          12.46
December 31, 1998.......  50,000    70,177    203,540  165,641  165,641     10.81          12.78
December 31, 1999.......  50,000    70,177    217,766  179,530  179,530     10.62          12.32

BALANCED SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $ 50,000  $ 75,013 $ 50,000 $ 46,000        --            --
December 31, 1994.......  50,000     50,000    74,308   49,705   45,705    -41.58%       970.46%
December 31, 1995.......  50,000     50,000    89,133   60,900   56,900     11.71         64.10
December 31, 1996.......  50,000     50,000    99,308   69,256   65,756     13.47         37.25
December 31, 1997.......  50,000     50,000   110,499   78,591   75,591     13.94         28.45
December 31, 1998.......  50,000     50,000   115,571   83,758   81,258     12.36         22.27
December 31, 1999.......  50,000     78,805   105,270   77,670   75,670      8.35         15.50

EQUITY GROWTH SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $ 50,000  $ 75,013 $ 50,000 $ 46,000        --            --
December 31, 1994.......  50,000     50,000    70,361   47,065   43,065    -59.08%       672.20%
December 31, 1995.......  50,000     50,000   101,572   69,399   65,399     25.86         83.54
December 31, 1996.......  50,000     50,000   109,846   76,605   73,105     19.16         43.79
December 31, 1997.......  50,000     50,000   132,165   94,002   91,002     20.81         35.92
December 31, 1998.......  50,000     50,000   187,225  135,687  133,187     26.50         37.28
December 31, 1999.......  50,000    154,859   240,939  177,768  175,768     27.54         35.57

VENTURE VALUE SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $ 50,000  $ 75,013 $ 50,000 $ 46,000        --            --
December 31, 1994.......  50,000     50,000    72,075   48,211   44,211    -52.11%       791.83%
December 31, 1995.......  50,000     50,000    96,282   65,784   61,784     19.88         75.32
December 31, 1996.......  50,000     50,000   115,242   80,369   76,869     21.95         47.01
December 31, 1997.......  50,000     50,000   147,342  104,796  101,796     25.17         40.67
December 31, 1998.......  50,000     50,000   161,599  117,115  114,615     22.03         32.51
December 31, 1999.......  50,000    126,240   182,203  134,432  132,432     20.74         28.44

MID CAP VALUE SUB-ACCOUNT*

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1993.......... $50,000   $ 50,000  $ 75,013 $ 50,000 $ 46,000        --            --
December 31, 1993.......  50,000     50,000    83,538   56,477   52,477      7.47%       114.83%
December 31, 1994.......  50,000     50,000    78,833   54,419   50,419       .50         31.32
December 31, 1995.......  50,000     50,000    99,702   70,222   66,722     11.41         29.48
December 31, 1996.......  50,000     50,000   112,069   80,465   77,465     12.67         24.59
December 31, 1997.......  50,000     50,000   126,092   92,209   89,709     13.33         21.90
December 31, 1998.......  50,000    104,570   114,420   85,149   83,149      9.38         15.72
December 31, 1999.......  50,000    104,570   110,298   83,462   81,962      7.69         12.59

--------

* Rates of return and Policy values and benefits shown reflect the Harris Oakmark Mid Cap Value Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998, and .75% thereafter.

SMALL CAP SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 2, 1994............. $50,000   $ 50,000  $ 75,013 $ 50,000 $ 46,000        --            --
December 31, 1994.......  50,000     50,000    70,151   47,342   43,342    -19.32%        66.30%
December 31, 1995.......  50,000     50,000    87,167   60,069   56,069      7.12         39.61
December 31, 1996.......  50,000     50,000   109,037   76,670   73,170     15.35         33.97
December 31, 1997.......  50,000     50,000   130,428   93,499   90,499     17.57         29.89
December 31, 1998.......  50,000     50,000   122,952   89,778   87,278     12.68         21.27
December 31, 1999.......  50,000     85,480   155,473  115,534  113,534     15.57         22.17

INVESTORS SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1999.......... $50,000   $ 50,000   $75,013 $ 50,000 $ 46,000        --            --
December 31, 1999.......  50,000     50,000    74,884   50,626   46,626     -9.89%        82.53%

RESEARCH MANAGERS SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1999.......... $50,000   $ 50,000   $75,013 $ 50,000 $ 46,000        --            --
December 31, 1999.......  50,000     50,000    87,223   58,968   54,968     15.16%       129.10%

GROWTH AND INCOME SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1993.......... $50,000   $ 50,000  $ 75,013 $ 50,000 $ 46,000        --            --
December 31, 1993.......  50,000     50,000    83,176   56,232   52,232      6.72%       113.44%
December 31, 1994.......  50,000     50,000    78,360   54,093   50,093       .11         30.84
December 31, 1995.......  50,000     50,000   102,844   72,435   68,935     12.77         30.99
December 31, 1996.......  50,000     50,000   116,200   83,431   80,431     13.82         25.82
December 31, 1997.......  50,000     50,000   148,735  108,768  106,268     17.52         26.29
December 31, 1998.......  50,000    124,211   177,666  132,215  130,215     18.39         25.05
December 31, 1999.......  50,000    124,211   186,627  141,219  139,719     16.65         21.83

STOCK INDEX SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 1, 1987............. $50,000   $50,000   $ 75,013 $ 50,000 $ 46,000        --             --
December 31, 1987.......  50,000    50,000     64,166   43,303   39,303    -30.24%         45.23%
December 31, 1988.......  50,000    50,000     70,808   48,796   44,796     -6.38          23.19
December 31, 1989.......  50,000    50,000     90,502   63,637   60,137      7.16          24.90
December 31, 1990.......  50,000    50,000     81,703   58,570   55,570      2.92          14.32
December 31, 1991.......  50,000    50,000    102,192   74,619   72,119      8.16          16.55
December 31, 1992.......  50,000    73,892    105,237   78,203   76,203      7.72          14.03
December 31, 1993.......  50,000    73,892    110,912   83,811   82,311      7.76          12.69
December 31, 1994.......  50,000    73,892    107,745   82,733   81,733      6.62          10.53
December 31, 1995.......  50,000    73,892    143,059  111,553  111,053      9.64          12.89
December 31, 1996.......  50,000    73,892    167,323  132,421  132,421     10.60          13.31
December 31, 1997.......  50,000    73,892    214,604  172,277  172,277     12.29          14.63
December 31, 1998.......  50,000    73,892    266,932  217,228  217,228     13.42          15.44
December 31, 1999.......  50,000    73,892    312,624  257,733  257,733     13.82          15.57

INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT*

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $ 75,013 $ 50,000 $ 46,000        --             --
December 31, 1994.......  50,000    50,000     76,095   50,900   46,900    -31.81%      1,134.07%
December 31, 1995.......  50,000    50,000     77,966   53,270   49,270     -1.25          46.32
December 31, 1996.......  50,000    50,000     79,221   55,248   51,748      1.60          23.66
December 31, 1997.......  50,000    50,000     74,887   53,263   50,263       .17          13.60
December 31, 1998.......  50,000    50,000     77,006   55,808   53,308      1.55          10.92
December 31, 1999.......  50,000    61,404     92,066   67,928   65,928      5.50          12.54

INTERNATIONAL STOCK SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 1, 1991............. $50,000   $50,000   $ 75,013 $ 50,000 $ 46,000        --             --
December 31, 1991.......  50,000    50,000     71,948   48,554   44,554    -15.84%         72.35%
December 31, 1992.......  50,000    50,000     61,794   42,584   38,584    -14.39          13.53
December 31, 1993.......  50,000    50,000     87,404   61,459   57,959      5.69          23.28
December 31, 1994.......  50,000    50,000     87,474   62,707   59,707      4.96          16.47
December 31, 1995.......  50,000    50,000     85,398   62,356   59,856      3.93          12.15
December 31, 1996.......  50,000    62,628     80,177   59,581   57,581      2.52           8.69
December 31, 1997.......  50,000    62,628     75,209   56,832   55,332      1.53           6.31
December 31, 1998.......  50,000    62,628     88,600   68,033   67,033      3.90           7.75
December 31, 1999.......  50,000    62,628     99,234   77,379   76,879      5.09           8.23

--------

* Available only to Policies issued before May 1, 2000.

                    FEMALE STANDARD NON SMOKER, ISSUE AGE 70
                            $50,000 INITIAL PREMIUM
                         $81,811 INITIAL DEATH BENEFIT

MONEY MARKET SUB-ACCOUNT

                                                                        INTERNAL RATE
                          TOTAL    MINIMUM   VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
August 26, 1983......... $50,000   $50,000   $ 81,811 $ 50,000 $ 46,000        --            --
December 31, 1983.......  50,000    50,000     83,150   51,247   47,247    -15.02%       331.37%
December 31, 1984.......  50,000    50,000     87,600   55,371   51,371      2.03         51.59
December 31, 1985.......  50,000    50,000     90,373   58,552   55,052      4.19         28.67
December 31, 1986.......  50,000    50,000     92,042   61,083   58,083      4.58         19.99
December 31, 1987.......  50,000    50,000     93,574   63,557   61,057      4.70         15.51
December 31, 1988.......  50,000    65,444     96,167   66,793   64,793      4.97         13.01
December 31, 1989.......  50,000    65,444    100,419   71,260   69,760      5.39         11.61
December 31, 1990.......  50,000    65,444    103,905   75,274   74,274      5.53         10.47
December 31, 1991.......  50,000    65,444    105,667   78,093   77,593      5.41          9.38
December 31, 1992.......  50,000    65,444    105,088   79,175   79,175      5.04          8.27
December 31, 1993.......  50,000    65,444    104,064   79,872   79,872      4.63          7.34
December 31, 1994.......  50,000    65,444    104,800   81,883   81,883      4.44          6.74
December 31, 1995.......  50,000    65,444    107,322   85,291   85,291      4.42          6.38
December 31, 1996.......  50,000    65,444    109,397   88,350   88,350      4.36          6.04
December 31, 1997.......  50,000    65,444    111,870   91,726   91,726      4.32          5.77
December 31, 1998.......  50,000    65,444    114,422   95,164   95,164      4.28          5.54
December 31, 1999.......  50,000    65,444    116,799   98,451   98,451      4.23          5.33

BOND INCOME SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
August 26, 1983......... $50,000   $50,000   $ 81,811 $ 50,000 $ 46,000        --            --
December 31, 1983.......  50,000    50,000     82,947   51,122   47,122    -15.66%       328.85%
December 31, 1984.......  50,000    50,000     89,088   56,311   52,311      3.41         53.50
December 31, 1985.......  50,000    50,000    100,818   65,320   61,820      9.46         34.81
December 31, 1986.......  50,000    50,000    110,400   73,266   70,266     10.70         26.69
December 31, 1987.......  50,000    50,000    107,750   73,185   70,685      8.29         19.31
December 31, 1988.......  50,000    75,767    111,447   77,406   75,406      7.99         16.17
December 31, 1989.......  50,000    75,767    119,699   84,942   83,442      8.40         14.74
December 31, 1990.......  50,000    75,767    123,826   89,706   88,706      8.11         13.14
December 31, 1991.......  50,000    75,767    139,851  103,356  102,856      9.02         13.11
December 31, 1992.......  50,000    75,767    144,956  109,212  109,212      8.72         12.06
December 31, 1993.......  50,000    75,767    156,979  120,487  120,487      8.87         11.69
December 31, 1994.......  50,000    75,767    146,552  114,506  114,506      7.57          9.94
December 31, 1995.......  50,000    75,767    172,489  137,081  137,081      8.51         10.55
December 31, 1996.......  50,000    75,767    175,005  141,335  141,335      8.10          9.84
December 31, 1997.......  50,000    75,767    188,391  154,468  154,468      8.18          9.69
December 31, 1998.......  50,000    75,767    199,606  166,011  166,011      8.13          9.44
December 31, 1999.......  50,000    75,767    193,210  162,859  162,859      7.49          8.62

STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $ 81,811 $ 50,000 $ 46,000        --             --
December 31, 1994.......  50,000    50,000     79,852   49,008   45,008    -46.71%      1,546.53%
December 31, 1995.......  50,000    50,000     91,137   57,369   53,369      5.75          67.26
December 31, 1996.......  50,000    50,000     99,122   63,963   60,463      9.16          37.13
December 31, 1997.......  50,000    50,000    104,975   69,396   66,396      9.37          26.39
December 31, 1998.......  50,000    50,000    102,211   69,164   66,664      7.15          18.72
December 31, 1999.......  50,000    67,822     99,026   68,532   66,532      5.68          14.14

U.S. GOVERNMENT SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $ 81,811 $ 50,000 $ 46,000        --             --
December 31, 1994.......  50,000    50,000     81,555   50,053   46,053    -38.86%      1,768.04%
December 31, 1995.......  50,000    50,000     89,340   56,238   52,238      3.82          64.43
December 31, 1996.......  50,000    50,000     88,027   56,804   53,304      3.00          29.82
December 31, 1997.......  50,000    50,000     91,038   60,182   57,182      4.33          20.83
December 31, 1998.......  50,000    50,000     93,480   63,255   60,755      4.79          16.20
December 31, 1999.......  50,000    62,166     89,433   61,892   59,892      3.56          11.91

MANAGED SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 1, 1987............. $50,000   $50,000   $ 81,811 $ 50,000 $ 46,000        --             --
December 31, 1987.......  50,000    50,000     78,989   48,993   44,993    -14.60%         98.19%
December 31, 1988.......  50,000    50,000     82,078   52,204   48,204     -2.17          34.59
December 31, 1989.......  50,000    50,000     94,297   61,467   57,967      5.70          26.84
December 31, 1990.......  50,000    50,000     92,035   61,437   58,437      4.34          18.10
December 31, 1991.......  50,000    50,000    105,576   72,115   69,615      7.35          17.36
December 31, 1992.......  50,000    70,177    107,626   75,159   73,159      6.95          14.48
December 31, 1993.......  50,000    70,177    113,873   81,230   79,730      7.25          13.14
December 31, 1994.......  50,000    70,177    107,683   78,405   77,405      5.86          10.52
December 31, 1995.......  50,000    70,177    136,181  101,135  100,635      8.40          12.25
December 31, 1996.......  50,000    70,177    149,310  113,022  113,022      8.80          11.98
December 31, 1997.......  50,000    70,177    182,171  140,455  140,455     10.17          12.88
December 31, 1998.......  50,000    70,177    211,085  165,641  165,641     10.81          13.14
December 31, 1999.......  50,000    70,177    224,980  179,530  179,530     10.62          12.61

BALANCED SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $ 50,000  $ 81,811 $ 50,000 $ 46,000        --             --
December 31, 1994.......  50,000     50,000    80,987   49,705   45,705    -41.58%      1,691.63%
December 31, 1995.......  50,000     50,000    96,746   60,900   56,900     11.71          76.04
December 31, 1996.......  50,000     50,000   107,324   69,256   65,756     13.47          42.26
December 31, 1997.......  50,000     50,000   118,886   78,591   75,591     13.94          31.45
December 31, 1998.......  50,000     50,000   123,778   83,758   81,258     12.36          24.30
December 31, 1999.......  50,000     78,805   112,231   77,670   75,670      8.35          16.94

EQUITY GROWTH SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $ 50,000  $ 81,811 $ 50,000 $ 46,000        --             --
December 31, 1994.......  50,000     50,000    76,685   47,065   43,065    -59.08%      1,192.44%
December 31, 1995.......  50,000     50,000   110,247   69,399   65,399     25.86          96.89
December 31, 1996.......  50,000     50,000   118,713   76,605   73,105     19.16          49.03
December 31, 1997.......  50,000     50,000   142,197   94,002   91,002     20.81          39.10
December 31, 1998.......  50,000     50,000   200,521  135,687  133,187     26.50          39.56
December 31, 1999.......  50,000    154,859   256,870  177,768  175,768     27.54          37.26

VENTURE VALUE SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $ 50,000  $ 81,811 $ 50,000 $ 46,000        --             --
December 31, 1994.......  50,000     50,000    78,554   48,211   44,211    -52.11%      1,392.66%
December 31, 1995.......  50,000     50,000   104,505   65,784   61,784     19.88          88.07
December 31, 1996.......  50,000     50,000   124,545   80,369   76,869     21.95          52.37
December 31, 1997.......  50,000     50,000   158,526  104,796  101,796     25.17          43.96
December 31, 1998.......  50,000     50,000   173,075  117,115  114,615     22.03          34.71
December 31, 1999.......  50,000    126,240   194,251  134,432  132,432     20.74          30.04

MID CAP VALUE SUB-ACCOUNT*

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1993.......... $50,000   $ 50,000  $ 81,811 $ 50,000 $ 46,000        --             --
December 31, 1993.......  50,000     50,000    90,861   56,477   52,477      7.47%        143.48%
December 31, 1994.......  50,000     50,000    85,382   54,419   50,419       .50          37.74
December 31, 1995.......  50,000     50,000   107,511   70,222   66,722     11.41          33.19
December 31, 1996.......  50,000     50,000   120,302   80,465   77,465     12.67          27.02
December 31, 1997.......  50,000     50,000   134,739   92,209   89,709     13.33          23.64
December 31, 1998.......  50,000    104,570   121,710   85,149   83,149      9.38          16.98
December 31, 1999.......  50,000    104,570   116,796   83,462   81,962      7.69          13.56

--------

* Rates of return and Policy values and benefits shown reflect the Harris Oakmark Mid Cap Value Series former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

SMALL CAP SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 2, 1994............. $50,000   $ 50,000  $ 81,811 $ 50,000 $ 46,000        --            --
December 31, 1994.......  50,000     50,000    76,327   47,342   43,342    -19.32%        88.77%
December 31, 1995.......  50,000     50,000    94,443   60,069   56,069      7.12         46.49
December 31, 1996.......  50,000     50,000   117,621   76,670   73,170     15.35         37.84
December 31, 1997.......  50,000     50,000   140,064   93,499   90,499     17.57         32.45
December 31, 1998.......  50,000     50,000   131,435   89,778   87,278     12.68         23.02
December 31, 1999.......  50,000     85,480   165,443  115,534  113,534     15.57         23.52

INVESTORS SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1999.......... $50,000   $ 50,000  $ 81,811 $ 50,000 $ 46,000       --            --
December 31, 1999.......  50,000     50,000    81,448   50,626   46,626     -9.89%       106.87%

RESEARCH MANAGERS SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1999.......... $50,000   $ 50,000  $ 81,811 $ 50,000 $ 46,000       --            --
December 31, 1999.......  50,000     50,000    94,870   58,968   54,968     15.16%       159.66%

GROWTH AND INCOME SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1993.......... $50,000   $ 50,000  $ 81,811 $ 50,000 $ 46,000        --            --
December 31, 1993.......  50,000     50,000    90,467   56,232   52,232      6.72%       141.91%
December 31, 1994.......  50,000     50,000    84,870   54,093   50,093       .11         37.24
December 31, 1995.......  50,000     50,000   110,899   72,435   68,935     12.77         34.74
December 31, 1996.......  50,000     50,000   124,737   83,431   80,431     13.82         28.28
December 31, 1997.......  50,000     50,000   158,935  108,768  106,268     17.52         28.09
December 31, 1998.......  50,000    124,211   188,986  132,215  130,215     18.39         26.42
December 31, 1999.......  50,000    124,211   197,622  141,219  139,719     16.65         22.88

STOCK INDEX SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 1, 1987............. $50,000   $50,000   $ 81,811 $ 50,000 $ 46,000        --             --
December 31, 1987.......  50,000    50,000     69,815   43,303   39,303    -30.24%         64.77%
December 31, 1988.......  50,000    50,000     76,718   48,796   44,796     -6.38          29.25
December 31, 1989.......  50,000    50,000     97,627   63,637   60,137      7.16          28.50
December 31, 1990.......  50,000    50,000     87,740   58,570   55,570      2.92          16.57
December 31, 1991.......  50,000    50,000    109,242   74,619   72,119      8.16          18.22
December 31, 1992.......  50,000    73,892    111,985   78,203   76,203      7.72          15.29
December 31, 1993.......  50,000    73,892    117,491   83,811   82,311      7.76          13.67
December 31, 1994.......  50,000    73,892    113,627   82,733   81,733      6.62          11.30
December 31, 1995.......  50,000    73,892    150,209  111,553  111,053      9.64          13.53
December 31, 1996.......  50,000    73,892    174,938  132,421  132,421     10.60          13.83
December 31, 1997.......  50,000    73,892    223,445  172,277  172,277     12.29          15.07
December 31, 1998.......  50,000    73,892    276,826  217,228  217,228     13.42          15.80
December 31, 1999.......  50,000    73,892    322,981  257,733  257,733     13.82          15.87

INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT*

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $ 81,811 $ 50,000 $ 46,000        --             --
December 31, 1994.......  50,000    50,000     82,935   50,900   46,900    -31.81%      1,965.46%
December 31, 1995.......  50,000    50,000     84,624   53,270   49,270     -1.25          56.96
December 31, 1996.......  50,000    50,000     85,615   55,248   51,748      1.60          28.17
December 31, 1997.......  50,000    50,000     80,571   53,263   50,263       .17          16.26
December 31, 1998.......  50,000    50,000     82,475   55,808   53,308      1.55          12.76
December 31, 1999.......  50,000    61,404     98,154   67,928   65,928      5.50          13.94

INTERNATIONAL STOCK SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 1, 1991............. $50,000   $50,000   $ 81,811 $ 50,000 $ 46,000       --             --
December 31, 1991.......  50,000    50,000     78,282   48,554   44,554    -15.84%         95.54%
December 31, 1992.......  50,000    50,000     66,952   42,584   38,584    -14.39          19.12
December 31, 1993.......  50,000    50,000     94,285   61,459   57,959      5.69          26.83
December 31, 1994.......  50,000    50,000     93,937   62,707   59,707      4.96          18.76
December 31, 1995.......  50,000    50,000     91,290   62,356   59,856      3.93          13.76
December 31, 1996.......  50,000    62,628     85,318   59,581   57,581      2.52           9.89
December 31, 1997.......  50,000    62,628     79,670   56,832   55,332      1.53           7.24
December 31, 1998.......  50,000    62,628     93,438   68,033   67,033      3.90           8.50
December 31, 1999.......  50,000    62,628    104,194   77,379   76,879      5.09           8.84

--------

* Available only to Policies issued before May 1, 2000.

                     MALE STANDARD NON SMOKER, ISSUE AGE 65
                    FEMALE STANDARD NON SMOKER, ISSUE AGE 60
                              (JOINT EQUAL AGE 63)
                            $50,000 INITIAL PREMIUM
                         $114,909 INITIAL DEATH BENEFIT

MONEY MARKET SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
August 26, 1983......... $50,000   $ 50,000  $114,909 $ 50,000 $ 46,000        --             --
December 31, 1983.......  50,000     50,000   116,420   51,320   47,320    -14.64%      1,034.84%
December 31, 1984.......  50,000     50,000   121,496   55,674   51,674      2.47          93.22
December 31, 1985.......  50,000     50,000   124,093   59,077   55,577      4.61          47.28
December 31, 1986.......  50,000     50,000   125,037   61,803   58,803      4.96          31.49
December 31, 1987.......  50,000     50,000   125,682   64,451   61,951      5.05          23.61
December 31, 1988.......  50,000     66,453   127,657   67,868   65,868      5.29          19.16
December 31, 1989.......  50,000     66,453   131,737   72,553   71,053      5.69          16.49
December 31, 1990.......  50,000     66,453   134,714   76,793   75,793      5.82          14.44
December 31, 1991.......  50,000     66,453   135,418   79,828   79,328      5.68          12.68
December 31, 1992.......  50,000     66,453   133,164   81,096   81,096      5.31          11.05
December 31, 1993.......  50,000     81,486   130,440   81,975   81,975      4.89           9.71
December 31, 1994.......  50,000     81,486   130,002   84,207   84,207      4.70           8.78
December 31, 1995.......  50,000     81,486   131,814   87,887   87,887      4.67           8.17
December 31, 1996.......  50,000     81,486   133,089   91,221   91,221      4.61           7.61
December 31, 1997.......  50,000     81,486   134,862   94,896   94,896      4.57           7.16
December 31, 1998.......  50,000     81,486   136,739   98,650   98,650      4.53           6.77
December 31, 1999.......  50,000     81,486   138,423  102,262  102,262      4.47           6.43

BOND INCOME SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
August 26, 1983......... $50,000   $ 50,000  $114,909 $ 50,000 $ 46,000        --             --
December 31, 1983.......  50,000     50,000   116,136   51,194   47,194    -15.29%      1,026.89%
December 31, 1984.......  50,000     50,000   123,559   56,620   52,620      3.86          95.65
December 31, 1985.......  50,000     50,000   138,437   65,906   62,406      9.90          54.30
December 31, 1986.......  50,000     50,000   149,980   74,131   71,131     11.10          38.83
December 31, 1987.......  50,000     50,000   144,723   74,216   71,716      8.65          27.69
December 31, 1988.......  50,000     76,937   147,943   78,654   76,654      8.32          22.49
December 31, 1989.......  50,000     76,937   157,032   86,484   84,984      8.72          19.76
December 31, 1990.......  50,000     76,937   160,543   91,517   90,517      8.41          17.21
December 31, 1991.......  50,000     76,937   179,230  105,654  105,154      9.31          16.52
December 31, 1992.......  50,000     76,937   183,685  111,864  111,864      9.00          14.94
December 31, 1993.......  50,000    123,368   196,769  123,659  123,659      9.14          14.16
December 31, 1994.......  50,000    123,368   181,797  117,756  117,756      7.84          12.05
December 31, 1995.......  50,000    123,368   211,855  141,254  141,254      8.77          12.40
December 31, 1996.......  50,000    123,368   212,910  145,930  145,930      8.36          11.47
December 31, 1997.......  50,000    123,368   227,113  159,809  159,809      8.44          11.12
December 31, 1998.......  50,000    123,368   238,541  172,096  172,096      8.39          10.72
December 31, 1999.......  50,000    123,368   228,984  169,166  169,166      7.74           9.75

STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $ 50,000  $114,909 $ 50,000 $ 46,000        --              --
December 31, 1994.......  50,000     50,000   111,979   49,043   45,043    -46.46%      12,352.84%
December 31, 1995.......  50,000     50,000   126,611   57,648   53,648      6.22          121.68
December 31, 1996.......  50,000     50,000   136,347   64,504   61,004      9.61           58.87
December 31, 1997.......  50,000     50,000   142,880   70,188   67,188      9.78           39.31
December 31, 1998.......  50,000     50,000   137,553   70,114   67,614      7.51           27.49
December 31, 1999.......  50,000     68,868   131,713   69,612   67,612      6.01           20.62

U.S. GOVERNMENT SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $ 50,000  $114,909 $ 50,000 $ 46,000        --              --
December 31, 1994.......  50,000     50,000   114,367   50,088   46,088    -38.58%      14,028.19%
December 31, 1995.......  50,000     50,000   124,115   56,512   52,512      4.29          117.93
December 31, 1996.......  50,000     50,000   121,085   57,284   53,784      3.42           50.40
December 31, 1997.......  50,000     50,000   123,910   60,869   57,869      4.72           33.18
December 31, 1998.......  50,000     50,000   125,803   64,124   61,624      5.14           24.78
December 31, 1999.......  50,000     63,125   118,953   62,868   60,868      3.88           18.26

MANAGED SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 1, 1987............. $50,000   $ 50,000  $114,909 $ 50,000 $ 46,000        --              --
December 31, 1987.......  50,000     50,000   110,338   49,114   45,114    -14.26%         226.75%
December 31, 1988.......  50,000     50,000   113,557   52,538   48,538     -1.76           63.50
December 31, 1989.......  50,000     50,000   129,144   62,065   58,565      6.10           42.70
December 31, 1990.......  50,000     50,000   124,677   62,198   59,198      4.71           28.28
December 31, 1991.......  50,000     50,000   141,388   73,167   70,667      7.96           24.94
December 31, 1992.......  50,000     71,261   142,449   76,409   74,409      7.27           20.29
December 31, 1993.......  50,000     71,261   148,947   82,746   81,246      7.55           17.78
December 31, 1994.......  50,000     71,261   139,206   80,028   79,028      6.15           14.28
December 31, 1995.......  50,000     71,261   174,028  103,435  102,935      8.69           15.47
December 31, 1996.......  50,000     71,261   188,682  115,824  115,824      9.08           14.72
December 31, 1997.......  50,000    121,946   227,744  144,226  144,226     10.44           15.72
December 31, 1998.......  50,000    121,946   261,190  170,428  170,428     11.08           15.22
December 31, 1999.......  50,000    121,946   275,661  185,089  185,089     10.88           14.43

BALANCED SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $ 50,000  $114,909 $ 50,000 $ 46,000        --              --
December 31, 1994.......  50,000     50,000   113,571   49,740   45,740    -41.31%      13,450.30%
December 31, 1995.......  50,000     50,000   134,404   61,196   57,196     12.21          133.32
December 31, 1996.......  50,000     50,000   147,631   69,842   66,342     13.94           64.81
December 31, 1997.......  50,000     50,000   161,815   79,489   76,489     14.37           44.89
December 31, 1998.......  50,000     50,000   166,580   84,909   82,409     12.74           33.48
December 31, 1999.......  50,000     80,022   149,279   78,895   76,895      8.69           23.58

EQUITY GROWTH SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $ 50,000  $114,909 $ 50,000 $ 46,000        --              --
December 31, 1994.......  50,000     50,000   107,538   47,098   43,098    -58.89%       9,674.78%
December 31, 1995.......  50,000     50,000   153,160   69,736   65,736     26.42          160.95
December 31, 1996.......  50,000     50,000   163,296   77,253   73,753     19.65           72.66
December 31, 1997.......  50,000     50,000   193,545   95,076   92,076     21.26           53.32
December 31, 1998.......  50,000     50,000   269,870  137,558  135,058     26.93           49.87
December 31, 1999.......  50,000    157,256   341,677  180,580  178,580     27.94           45.05

VENTURE VALUE SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $ 50,000  $114,909 $ 50,000 $ 46,000        --              --
December 31, 1994.......  50,000     50,000   110,158   48,245   44,245    -51.89%      11,189.07%
December 31, 1995.......  50,000     50,000   145,183   66,104   62,104     20.41          149.26
December 31, 1996.......  50,000     50,000   171,321   81,049   77,549     22.45           76.52
December 31, 1997.......  50,000     50,000   215,775  105,996  102,996     25.63           58.67
December 31, 1998.......  50,000     50,000   232,929  118,729  116,229     22.44           44.66
December 31, 1999.......  50,000    128,193   258,382  136,557  134,557     21.12           37.42

MID CAP VALUE SUB-ACCOUNT*

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1993.......... $50,000   $ 50,000  $114,909 $ 50,000 $ 46,000        --              --
December 31, 1993.......  50,000     50,000   126,824   56,636   52,636      7.96%         300.15%
December 31, 1994.......  50,000     50,000   118,034   54,784   50,784       .94           67.19
December 31, 1995.......  50,000     50,000   147,115   70,924   67,424     11.84           49.78
December 31, 1996.......  50,000     50,000   162,823   81,480   78,480     13.07           37.93
December 31, 1997.......  50,000     50,000   180,270   93,571   91,071     13.70           31.59
December 31, 1998.......  50,000    106,185   160,933   86,580   84,580      9.71           22.89
December 31, 1999.......  50,000    106,185   152,621   85,034   83,534      8.00           18.21

--------

* Rates of return and Policy values and benefits shown reflect the Harris Oakmark Mid Cap Value Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

SMALL CAP SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 2, 1994............. $50,000   $ 50,000  $114,909 $ 50,000 $ 46,000        --            --
December 31, 1994.......  50,000     50,000   106,618   47,459   43,459    -18.99%       211.86%
December 31, 1995.......  50,000     50,000   130,666   60,454   56,454      7.56         78.01
December 31, 1996.......  50,000     50,000   161,089   77,417   73,917     15.79         55.10
December 31, 1997.......  50,000     50,000   189,750   94,662   91,662     17.98         43.88
December 31, 1998.......  50,000     50,000   176,028   91,093   88,593     13.04         30.96
December 31, 1999.......  50,000     86,805   218,983  117,461  115,461     15.92         29.78

INVESTORS SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1999.......... $50,000   $ 50,000  $114,909 $ 50,000 $ 46,000        --            --
December 31, 1999.......  50,000     50,000   113,685   50,769   46,769     -9.47%       239.99%

RESEARCH MANAGERS SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1999.......... $50,000   $ 50,000  $114,909 $ 50,000 $ 46,000        --            --
December 31, 1999.......  50,000     50,000   132,419   59,135   55,135     15.68%       326.73%

GROWTH AND INCOME SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1993.......... $50,000   $ 50,000  $114,909 $ 50,000 $ 46,000        --            --
December 31, 1993.......  50,000     50,000   126,274   56,391   52,391      7.21%       297.57%
December 31, 1994.......  50,000     50,000   117,325   54,455   50,455       .54         66.59
December 31, 1995.......  50,000     50,000   151,752   73,160   69,660     13.22         51.53
December 31, 1996.......  50,000     50,000   168,827   84,484   81,484     14.23         39.30
December 31, 1997.......  50,000     50,000   212,647  110,377  107,877     17.89         36.33
December 31, 1998.......  50,000    126,133   249,894  134,440  132,440     18.74         32.81
December 31, 1999.......  50,000    126,133   258,245  143,883  142,383     16.98         27.90

STOCK INDEX SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 1, 1987............. $50,000   $ 50,000  $114,909 $ 50,000 $ 46,000        --              --
December 31, 1987.......  50,000     50,000    97,521   43,409   39,409    -29.96%         171.65%
December 31, 1988.......  50,000     50,000   106,142   49,107   45,107     -5.99           57.01
December 31, 1989.......  50,000     50,000   133,705   64,257   60,757      7.58           44.57
December 31, 1990.......  50,000     50,000   118,857   59,295   56,295      3.29           26.62
December 31, 1991.......  50,000     50,000   146,300   75,709   73,209      8.51           25.86
December 31, 1992.......  50,000     75,033   148,219   79,503   77,503      8.04           21.13
December 31, 1993.......  50,000     75,033   153,680   85,376   83,876      8.07           18.34
December 31, 1994.......  50,000     75,033   146,891   84,446   83,446      6.91           15.09
December 31, 1995.......  50,000     75,033   191,956  114,091  113,591      9.93           16.79
December 31, 1996.......  50,000     75,033   221,069  135,706  135,706     10.88           16.62
December 31, 1997.......  50,000    145,580   279,345  176,903  176,903     12.57           17.50
December 31, 1998.......  50,000    145,580   342,539  223,508  223,508     13.69           17.93
December 31, 1999.......  50,000    145,580   395,741  265,715  265,715     14.09           17.74

INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT*

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $ 50,000  $114,909 $ 50,000 $ 46,000        --              --
December 31, 1994.......  50,000     50,000   116,303   50,936   46,936    -31.50%      15,521.33%
December 31, 1995.......  50,000     50,000   117,564   53,529   49,529      -.81          108.03
December 31, 1996.......  50,000     50,000   117,768   55,715   52,215      2.02           48.49
December 31, 1997.......  50,000     50,000   109,661   53,869   50,869       .55           28.14
December 31, 1998.......  50,000     50,000   110,990   56,574   54,074      1.90           21.09
December 31, 1999.......  50,000     62,350   130,551   68,998   66,998      5.83           20.41

INTERNATIONAL STOCK SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 1, 1991............. $50,000   $ 50,000  $114,909 $ 50,000 $ 46,000        --              --
December 31, 1991.......  50,000     50,000   109,349   48,674   44,674    -15.50%         222.38%
December 31, 1992.......  50,000     50,000    92,630   42,856   38,856    -14.03           44.71
December 31, 1993.......  50,000     50,000   129,127   62,056   58,556      6.10           42.70
December 31, 1994.......  50,000     50,000   127,253   63,484   60,484      5.33           29.00
December 31, 1995.......  50,000     50,000   122,254   63,265   60,765      4.27           21.11
December 31, 1996.......  50,000     63,593   112,921   60,570   58,570      2.83           15.46
December 31, 1997.......  50,000     63,593   104,207   57,892   56,392      1.82           11.64
December 31, 1998.......  50,000     63,593   120,788   69,440   68,440      4.18           12.19
December 31, 1999.......  50,000     63,593   133,149   79,138   78,638      5.36           11.96

--------

* Available only to Policies issued before May 1, 2000.

                                  APPENDIX C

             EXAMPLE OF EFFECT OF NEGATIVE INVESTMENT PERFORMANCE
                      ON CALCULATION OF SURRENDER CHARGES

  If there has been negative investment performance under your Policy (that is, cash value is less than your total premium payments because net investment experience of the Sub-Accounts has not been at least equal to total charges or has been negative), we will calculate any Surrender Charge by deeming additional payments to have been reduced before the initial premium. If we consider negative investment performance to completely reduce additional payments and to further reduce initial premium, we will consider any subsequent increase in cash value (from earnings or net additional payments) to increase initial premium before additional payments.

  For example, assume that an initial premium of $30,000 and a net additional payment of $20,000 have been paid, so that total net premium payments equal $50,000. Assume further that because of negative investment performance, cash value is equal to $40,000, or $10,000 less than total net premium payments. For purposes of calculating the Surrender Charge upon a surrender, we would consider the amount of additional payments at this time to equal $10,000, and the amount of the initial premium to equal $30,000. If, because of negative investment performance, cash value were equal to $20,000, we will consider the negative investment performance to have completely reduced additional payments, and the initial premium remaining would be $20,000. If, in this last situation, there was a subsequent increase in cash value (from earnings or net additional payments) of $15,000 occurring after the negative investment performance, $10,000 will be deemed to increase the initial premium first back to $30,000, and the remaining $5,000 would be deemed then to increase additional payments to $5,000.

EXAMPLE OF ADJUSTMENT TO PREMIUM TAX CHARGE RESULTING FROM ADDITIONAL PAYMENTS

  As described under "Charges and Expenses," if an additional payment is accepted, a proportional adjustment will be made in the rate of the state premium tax charge deducted as part of the Monthly Deduction.

  For example, assume that the cash value immediately before the additional payment is $30,000, and the net additional payment would increase the cash value to $50,000. As a result, the state premium tax charge deducted monthly as part of the Monthly Deduction would be 60% of what it was originally, resulting in deductions thereafter at an annual rate of 0.15% for the state premium tax charge.

                                  APPENDIX D

                 EXAMPLES OF EFFECT OF SURRENDERS AND PARTIAL
                       SURRENDERS ON OPERATION OF POLICY

  The following examples assume that an initial premium of $40,000 was paid. The examples further assume that no additional payments have been made and that there have been no partial surrenders.

  Based on these hypothetical assumptions, the examples demonstrate the effect of surrenders and partial surrenders on a hypothetical Policy at the beginning of Policy Year 5, assuming that current cash value is either $60,000 or $30,000.

  THE HYPOTHETICAL CURRENT CASH VALUES OF $60,000 AND $30,000 ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT PERFORMANCE.

SURRENDER CHARGE ON FULL SURRENDER

 $60,000 current cash value:

Preferred Surrender          $20,000 [The maximum of (1) $20,000 (cash value
Amount:                      calculated on the date of surrender, or $60,000,
                             in excess of the initial premium paid, or $40,000); and (2) $4,000 (10% of the initial premium paid, or $40,000)]

Surrender Charge Imposed:    $2,000[5% of $40,000 ($60,000, the amount being
                             surrendered, less $20,000, the preferred surrender amount)]

Surrender Proceeds:
                             $58,000 [$60,000, the cash value of the Policy, less $2,000, the Surrender Charge]

 $30,000 current cash value:

Preferred Surrender          $4,000 [The maximum of (1)--$10,000 (cash value
Amount:                      calculated on the date of surrender, or $30,000,
                             in excess of the initial premium paid, or $40,000); and (2) $4,000 (10% of the initial premium paid, or $40,000)]

Surrender Charge Imposed:    $1,300 [5% of $26,000 ($30,000, or the amount
                             being surrendered, less $4,000, the preferred surrender amount)]

Surrender Proceeds:
                             $28,700 [$30,000, the cash value of the Policy, less $1,300, the Surrender Charge]

SURRENDER CHARGE ON PARTIAL SURRENDER AND EFFECT ON CASH VALUE

 $60,000 current cash value:

Partial Surrender:           $30,000

Preferred Surrender
Amount:
                             $20,000[The maximum of (1) $20,000 (cash value calculated on the date of surrender, or $60,000, in excess of the initial premium paid, or $40,000); and (2) $4,000 (10% of the initial premium paid, or $40,000)]

Surrender Charge Imposed:
                             $500 [5% of $10,000 ($30,000, the amount being
                             surrendered, less $20,000, the preferred surrender amount)]

Surrender Proceeds:          $29,500($30,000, the amount being surrendered,
                             less $500, the Surrender Charge being imposed)

Remaining Cash Value:        $30,000

Remaining Initial Premium:   $30,000

Remaining Surrender          $1,500 [5% of $30,000]
Charge:

Remaining Cash Surrender     $28,500
Value:

 $30,000 current cash value:

Partial Surrender:           $20,000

Preferred Surrender          $4,000 [The maximum of (1)--$10,000 (cash value
Amount:                      calculated on the date of surrender, or $30,000,
                             in excess of the initial premium paid, or $40,000); and (2) $4,000 (10% of the initial premium paid, or $40,000)]

Surrender Charge Imposed:    $800 [5% of $16,000 ($20,000, or the amount being
                             surrendered, less $4,000, the preferred surrender amount)]

Surrender Proceeds:          $19,200[$20,000, the amount being surrendered,
                             less $800, the surrender charge being imposed]

Remaining Cash Value:        $10,000

Remaining Initial Premium:   $20,000

Remaining Surrender          $1,000 [5% of $20,000]
Charge:

Remaining Cash Surrender     $9,000
Value:

EFFECT OF PARTIAL SURRENDER ON GUARANTEED DEATH BENEFIT

  Making a partial surrender will reduce the amount of the minimum guaranteed death benefit on a proportionate basis, based on the amount of the reduction in cash value (including any Surrender Charge) because of the partial surrender, as compared to the cash value before the reduction (but not more than the partial surrender amount).

Cash Value:                  $60,000

Partial Surrender:           $15,000

Cash Value after             $45,000
Surrender:

Minimum Guaranteed Death
Benefit before partial       $40,000 [Initial premium paid]
surrender:

Minimum Guaranteed Death
Benefit after partial        $30,000 [$40,000, or the minimum guaranteed death
surrender:                   benefit before partial surrender, multiplied by
                             $45,000, the cash value after the partial surrender, divided by $60,000, the cash value before the partial surrender]

                                  APPENDIX E

                            LONG-TERM MARKET TRENDS

  The information below compares the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and does not predict future performance. The information does not reflect policy charges.

  The data indicates that, historically, the investment performance of common stocks over long periods has been positive and generally superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods.

  Over the 55 20-year time periods beginning in 1926 and ending in 1999 (i.e., 1926-1945, 1927-1946, and so on through 1980-1999):

  -- The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 52 of the 55 periods.

  -- The average annual return of common stocks surpassed that of U.S.
     Treasury bills in each of the 55 periods.

  -- Common stock average annual returns exceeded the average annual rate of inflation in each of the 55 periods.

  Over the 45 30-year periods beginning in 1926 and ending in 1999, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 45 periods.

  From 1926 through 1999 the average annual return for common stocks was 11.3%, compared to 5.6% for high grade, long-term corporate bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.
--------

* Used with permission. (C)2000 Ibbotson Associates, Inc. All rights reserved. (Certain portions of this work were derived from copyrighted works of Roger
  G. Ibbotson and Rex Sinquefield.)

                               ----------------

    SUMMARY: HISTORIC S&P STOCK INDEX RESULTS FOR SPECIFIC HOLDING PERIODS

  The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index, with dividends reinvested, over one-year, five-year and twenty-year periods beginning in 1926 and ending in 1999.

  The chart does not predict future stock market results. It shows the historic performance of a broad index of stocks and not the performance of any fund or investment.

                               ----------------

            PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:

                                                                             GREATER
                                            5.01-      10.01-     15.01-      THAN
       HOLDING     NEGATIVE     0-5.00%     10.00%     15.00%     20.00%     20.00%
        PERIOD      RETURN      RETURN      RETURN     RETURN     RETURN     RETURN
       --------    --------     -------     ------     ------     ------     -------
        1 year       27%           4%        11%         7%        11%         40%
        5 years      10%          14%        14%        30%        19%         13%
       10 years       3%          10%        33%        24%        28%          2%
       20 years       0%           6%        31%        53%        10%          0%

--------

Used with permission. (C)2000 Ibbotson Associates, Inc. All rights reserved. (Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.)

                                  APPENDIX F

                             DOLLAR COST AVERAGING

  Dollar cost averaging does not guarantee a profit or protect against a loss. If an investor follows a program of dollar cost averaging on a long-term basis, and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely--not guaranteed--that the price at which shares are surrendered, for whatever reason, will be higher than the average cost per share.

  An investor using dollar cost averaging invests the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Under dollar cost averaging, an investor does not invest more when the price of shares is high and less when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If you have the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which you sell shares should be higher than their average cost. This price could be lower, however, if the fund you choose does not follow these historical trends.

  You should consider your ability to continue on-going dollar cost averaging purchases so that you can take advantage of periods of low price levels if you are considering dollar cost averaging.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

REPORT OF INDEPENDENT AUDITORS

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of the following Sub-
Accounts: Capital Growth, Bond Income, Money Market, Stock Index, Managed, Midcap Value (formerly Avanti Growth), Growth and Income (formerly Value Growth), Small Cap, U.S. Government, Balanced, Equity Growth, International Magnum Equity (formerly International Equity), Venture Value, Bond Opportunities, Investors, Research Managers, Equity-Income, Overseas, High Income and Asset Manager) of New England Life Insurance Company (the "Company") as of December 31, 1999, and the related statements of operations and changes in net assets for each of the three years in the period then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned Sub-Accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 1999, and the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 2000

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1999

ASSETS
Investments in New England Zenith Fund,
 Variable Insurance Products Fund, and
 Variable Insurance Products Fund II at
 value (Note 2)..........................
                   SHARES        COST
                  --------- --------------
Capital Growth
 Series.........  2,831,583 $1,086,202,933
Back Bay
 Advisors Bond
 Income Series..    738,049     79,337,797
Back Bay
 Advisors Money
 Market Series..  1,481,735    148,173,522
Westpeak Stock
 Index Series...    796,217    120,113,367
Back Bay
 Advisors
 Managed Series.    356,133     60,490,121
Goldman Sachs
 Midcap Value
 Series.........    303,945     41,326,387
Westpeak Growth
 and Income
 Series.........    476,840     86,077,139
Loomis Sayles
 Small Cap
 Series.........    494,133     72,214,392
Salomon Brothers
 U.S. Government
 Series.........     72,858        844,414
Loomis Sayles
 Balanced
 Series.........  1,214,912     18,213,928
Alger Equity
 Growth Series..  7,670,932    172,788,088
Morgan Stanley
 International
 Magnum Equity
 Series.........  1,284,810     14,534,170
Davis Venture
 Value Series...  6,183,625    126,513,387
Salomon Brothers
 Bond
 Opportunities
 Series.........    104,337      1,267,848
MFS Investors
 Series.........     77,411        773,570
MFS Research
 Managers
 Series.........     78,902        806,954
VIP Equity-
 Income
 Portfolio......  6,551,702    126,034,149
VIP Overseas
 Portfolio......  5,064,896     87,116,523
VIP High Income
 Portfolio......  1,322,300     15,875,113
VIP II Asset
 Manager
 Portfolio......    707,988     11,460,518
                            --------------
Total...........            $2,270,164,320
                            ==============
Amount due and accrued (payable) from
 policy-related transactions, net........
Dividends receivable.....................
  Total Assets
LIABILITIES
Due to New England Life Insurance
 Company.................................
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES................................
                                                                                               NEW ENGLAND ZENITH FUND
                  ------------------------------------------------------------------------------------------------------
                                                                                                   GROWTH
                     CAPITAL         BOND        MONEY        STOCK                    MIDCAP        AND        SMALL
                      GROWTH        INCOME       MARKET       INDEX       MANAGED       VALUE      INCOME        CAP
                       SUB-          SUB-         SUB-         SUB-        SUB-         SUB-        SUB-        SUB-
                     ACCOUNT        ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT
                  --------------- ----------- ------------ ------------ ------------ ----------- ----------- -----------
ASSETS
Investments in New England Zenith Fund,
 Variable Insurance Products Fund, and
 Variable Insurance Products Fund II at
 value (Note 2).. $1,230,974,235  $74,838,213 $148,173,522 $183,798,637 $70,090,490  $36,996,243 $94,643,283 $99,681,359
Capital Growth
 Series.........
Back Bay
 Advisors Bond
 Income Series..
Back Bay
 Advisors Money
 Market Series..
Westpeak Stock
 Index Series...
Back Bay
 Advisors
 Managed Series.
Goldman Sachs
 Midcap Value
 Series.........
Westpeak Growth
 and Income
 Series.........
Loomis Sayles
 Small Cap
 Series.........
Salomon Brothers
 U.S. Government
 Series.........
Loomis Sayles
 Balanced
 Series.........
Alger Equity
 Growth Series..
Morgan Stanley
 International
 Magnum Equity
 Series.........
Davis Venture
 Value Series...
Salomon Brothers
 Bond
 Opportunities
 Series.........
MFS Investors
 Series.........
MFS Research
 Managers
 Series.........
VIP Equity-
 Income
 Portfolio......
VIP Overseas
 Portfolio......
VIP High Income
 Portfolio......
VIP II Asset
 Manager
 Portfolio......
Total...........
Amount due and accrued (payable) from
 policy-related transactions,
 net...............     (136,071)      21,370      560,723       49,113     (11,519)      39,928       7,685      84,454
Dividends receivable..        --           --           --           --          --           --          --          --
                  --------------- ----------- ------------ ------------ ------------ ----------- ----------- -----------
  Total Assets     1,230,838,164   74,859,583  148,734,245  183,847,750  70,078,971   37,036,171  94,650,968  99,765,813
LIABILITIES
Due to New England Life Insurance
 Company...........   84,134,782    6,819,176   11,964,362   19,325,681   5,908,740    3,542,818   9,540,656  10,713,149
                  --------------- ----------- ------------ ------------ ------------ ----------- ----------- -----------
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES.......   $1,146,703,382 $68,040,407 $136,769,883 $164,522,069 $64,170,231  $33,493,353 $85,110,312 $89,052,664
                  =============== =========== ============ ============ ============ =========== =========== ===========

                       See Notes to Financial Statements

-------------------------------------------------------------------------------------------------
                                     INTERNATIONAL
   U.S.                    EQUITY       MAGNUM       VENTURE        BOND                 RESEARCH
GOVERNMENT   BALANCED      GROWTH       EQUITY        VALUE     OPPORTUNITIES INVESTORS  MANAGERS
   SUB-        SUB-         SUB-         SUB-          SUB-         SUB-        SUB-       SUB-
 ACCOUNT      ACCOUNT     ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT     ACCOUNT   ACCOUNT
----------  ----------- ------------ ------------- ------------ ------------- ---------  --------
 $787,592   $16,826,533 $225,065,146  $18,180,067  $164,917,275  $1,113,279   $794,240   $945,245
   10,965       157,461      236,677       96,973       124,826       5,544     (2,239)    (2,139)
       --            --           --           --            --          --         --         --
 --------   ----------- ------------  -----------  ------------  ----------   --------   --------
  798,557    16,983,994  225,301,823   18,277,040   165,042,101   1,118,823    792,001    943,106
   41,247     1,694,626   26,656,245    2,058,494    18,572,069      57,789     99,163    154,903
 --------   ----------- ------------  -----------  ------------  ----------   --------   --------
 $757,310   $15,289,368 $198,645,578  $16,218,546  $146,470,032  $1,061,034   $692,838   $788,203
 ========   =========== ============  ===========  ============  ==========   ========   ========
                                        VARIABLE
                                        INSURANCE
         VARIABLE INSURANCE             PRODUCTS
            PRODUCTS FUND                FUND II
-----------------------------------------------------------------
  EQUITY-                     HIGH        ASSET
   INCOME       OVERSEAS     INCOME      MANAGER
    SUB-          SUB-        SUB-        SUB-
  ACCOUNT       ACCOUNT      ACCOUNT     ACCOUNT       TOTAL
------------- ------------ ----------- ----------- --------------
$168,444,262  $138,980,751 $14,955,213 $13,218,146 $2,703,423,731
      (5,066)      101,197       2,344         592      1,342,818
          --            --          --          --             --
------------- ------------ ----------- ----------- --------------
 168,439,196   139,081,948  14,957,557  13,218,738  2,704,766,549
  16,380,286    12,743,559   1,476,634   1,448,557    233,332,936
------------- ------------ ----------- ----------- --------------
$152,058,910  $126,338,389 $13,480,923 $11,770,181 $2,471,433,613
============= ============ =========== =========== ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999




                                                                                               NEW ENGLAND ZENITH FUND
                          --------------------------------------------------------------------------------------------------
                                                                                                      GROWTH
                            CAPITAL        BOND       MONEY       STOCK                   MIDCAP        AND         SMALL
                             GROWTH       INCOME      MARKET      INDEX      MANAGED      VALUE       INCOME         CAP
                              SUB-         SUB-        SUB-       SUB-         SUB-        SUB-        SUB-         SUB-
                            ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
INCOME
 Dividends..............  $239,049,928  $5,475,221  $5,083,165 $ 4,154,533  $9,783,326  $  459,624  $12,174,462  $   260,319
EXPENSE
 Mortality and expense
 risk charge (Note 3)...     6,723,595     471,818     638,578   1,013,735     421,255     330,436      578,297      538,571
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net investment income
 (loss).................   232,326,333   5,003,403   4,444,587   3,140,798   9,362,071     129,188   11,596,165     (278,252)
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
 appreciation
 (depreciation) on
 investments:
  Beginning of period...   215,969,495   1,209,273          --  39,965,167  13,285,666  (3,807,527)  13,616,695    3,516,783
  End of period.........   144,771,302  (4,499,584)         --  63,685,270   9,600,369  (4,330,144)   8,566,144   27,466,967
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net change in
 unrealized appreciation
 (depreciation).........   (71,198,193) (5,708,857)         --  23,720,103  (3,685,297)   (522,617)  (5,050,551)  23,950,184
 Net realized gain
 (loss) on investments..      (572,298)      1,487          --     (52,322)    (65,614)     (9,202)     (33,403)       2,146
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net realized and
 unrealized gain (loss)
 on investments.........   (71,770,491) (5,707,370)         --  23,667,781  (3,750,911)   (531,819)  (5,083,954)  23,952,330
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $160,555,842  $ (703,967) $4,444,587 $26,808,579  $5,611,160  $ (402,631) $ 6,512,211  $23,674,078
                          ============  ==========  ========== ===========  ==========  ==========  ===========  ===========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements

---------------------------------------------------------------------------------------------------
                                      INTERNATIONAL
   U.S.                    EQUITY        MAGNUM       VENTURE        BOND                 RESEARCH
GOVERNMENT   BALANCED      GROWTH        EQUITY        VALUE     OPPORTUNITIES INVESTORS* MANAGERS*
   SUB-        SUB-         SUB-          SUB-         SUB-          SUB-         SUB-      SUB-
 ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT     ACCOUNT    ACCOUNT
----------  -----------  -----------  ------------- -----------  ------------- ---------- ---------
 $ 46,383   $   998,875  $26,651,028   $   60,426   $ 3,101,039    $ 90,809     $ 1,921   $     --
   10,668       126,629    1,069,420      119,372       961,922      24,177         533      1,540
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
   35,715       872,246   25,581,608      (58,946)    2,139,117      66,632       1,388     (1,540)
   15,209     1,036,991   30,707,168      194,954    20,008,648     (46,594)         --         --
  (56,822)   (1,387,395)  52,277,058    3,645,897    38,403,888    (154,569)     20,670    138,291
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
  (72,031)   (2,424,386)  21,569,890    3,450,943    18,395,240    (107,975)     20,670    138,291
   (1,634)      (14,874)    (116,438)      (4,634)      (47,139)      1,097       8,670    (34,566)
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
  (73,665)   (2,439,260)  21,453,452    3,446,309    18,348,101    (106,878)     29,340    103,725
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
 $(37,950)  $(1,567,014) $47,035,060   $3,387,363   $20,487,218    $(40,246)    $30,728   $102,185
 ========   ===========  ===========   ==========   ===========    ========     =======   ========
                                       VARIABLE
                                      INSURANCE
          VARIABLE INSURANCE           PRODUCTS
            PRODUCTS FUND              FUND II
---------------------------------------------------------------------------------------------------
  EQUITY-                    HIGH       ASSET
  INCOME      OVERSEAS      INCOME     MANAGER
   SUB-         SUB-         SUB-        SUB-
  ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT       TOTAL
------------ ------------ ----------- ----------- -------------
$ 7,478,140  $ 3,746,050  $1,147,254  $  713,060  $320,475,563
  1,005,310      681,381      87,077      74,260    14,878,574
------------ ------------ ----------- ----------- -------------
  6,472,830    3,064,669   1,060,177     638,800   305,596,989
 39,593,709   14,768,529    (611,552)  1,247,559   390,670,173
 42,410,113   51,864,228    (919,900)  1,757,628   433,259,411
------------ ------------ ----------- ----------- -------------
  2,816,404   37,095,699    (308,348)    510,069    42,589,238
   (592,373)    (370,244)     48,706      (3,669)   (1,856,304)
------------ ------------ ----------- ----------- -------------
  2,224,031   36,725,455    (259,642)    506,400    40,732,934
------------ ------------ ----------- ----------- -------------
$ 8,696,861  $39,790,124  $  800,535  $1,145,200  $346,329,923
============ ============ =========== =========== =============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                      NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------------
                                                                                                     GROWTH
                            CAPITAL       BOND      MONEY       STOCK                   MIDCAP         AND
                             GROWTH      INCOME     MARKET      INDEX      MANAGED      VALUE        INCOME
                              SUB-        SUB-       SUB-       SUB-        SUB-         SUB-         SUB-
                            ACCOUNT     ACCOUNT    ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT       ACCOUNT
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
INCOME
 Dividends..............  $136,031,595 $4,500,888 $2,243,738 $ 1,665,717 $ 4,920,327 $  8,522,091  $ 4,438,526
EXPENSE
 Mortality and expense
  risk charge (Note 3)..     5,675,180    329,452    281,233     574,859     295,717      213,136      321,673
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net investment income
  (loss)................   130,356,415  4,171,436  1,962,505   1,090,858   4,624,610    8,308,955    4,116,853
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of period....    91,366,363    892,059         --  19,889,059   9,447,437    6,964,381    6,858,665
 End of period..........   215,969,495  1,209,273         --  39,965,167  13,285,666   (3,807,527)  13,616,695
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net change in
  unrealized
  appreciation
  (depreciation)........   124,603,132    317,214         --  20,076,109   3,838,229  (10,771,908)   6,758,031
 Net realized gain on
  investments...........     5,610,899      1,800         --     190,803     163,910      236,891       14,655
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net realized and
  unrealized gain (loss)
  on investments........   130,214,031    319,014         --  20,266,912   4,002,139  (10,535,017)   6,772,686
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $260,570,446 $4,490,449 $1,962,505 $21,357,770 $ 8,626,750 $ (2,226,063) $10,889,538
                          ============ ========== ========== =========== =========== ============  ===========

                       See Notes to Financial Statements

                                                                                                VARIABLE INSURANCE
                                                                                                  PRODUCTS FUND
--------------------------------------------------------------------------------------- ----------------------------------
                                                INTERNATIONAL
   SMALL         U.S.                 EQUITY       MAGNUM       VENTURE       BOND        EQUITY-                 HIGH
    CAP       GOVERNMENT  BALANCED    GROWTH       EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS    INCOME
   SUB-          SUB-       SUB-       SUB-         SUB-         SUB-         SUB-         SUB-        SUB-       SUB-
  ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT
-----------   ---------- ---------- ----------- ------------- ----------- ------------- ----------- ---------- -----------
$ 1,148,975    $32,331   $  607,129 $ 3,598,904   $ 251,292   $ 2,912,129   $ 81,480    $ 8,088,940 $6,093,523 $ 1,064,286
    380,727     (2,318)      52,939     452,661      48,632       512,333     (9,440)       902,569    550,070      67,547
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
    768,248     34,649      554,190   3,146,243     202,660     2,399,796     90,920      7,186,371  5,543,453     996,739
  5,422,058     (1,916)     642,612   5,391,267    (155,005)   10,716,783     (2,256)    32,699,163 11,137,299     964,520
  3,516,783     15,209    1,036,991  30,707,168     194,954    20,008,648    (46,594)    39,593,709 14,768,529    (611,552)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,905,274)    17,125      394,379  25,315,901     349,959     9,291,865    (44,337)     6,894,545  3,631,231  (1,576,072)
     20,862         11        6,840      56,142       5,897        22,521        493        561,003    333,272      20,913
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,884,412)    17,136      401,219  25,372,043     355,856     9,314,386    (43,844)     7,455,548  3,964,503  (1,555,159)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
$(1,116,164)   $51,785   $  955,409 $28,518,286   $ 558,517   $11,714,181   $ 47,076    $14,641,919 $9,507,956 $  (558,420)
 VARIABLE
INSURANCE
 PRODUCTS
 FUND II
-------------------------------------------------------------------------
  ASSET
 MANAGER
   SUB-
 ACCOUNT      TOTAL
---------- ------------
$  835,511 $187,037,382
    50,140   10,697,110
---------- ------------
   785,371  176,340,272
   971,097  203,203,584
 1,247,559  390,670,172
---------- ------------
   276,461  187,466,588
     4,137    7,251,049
---------- ------------
   280,598  194,717,637
---------- ------------
$1,065,969 $371,057,909
=======    ========== ===========   =========   ===========   ========    =========== ========== ===========
========== ============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                  NEW ENGLAND ZENITH FUND
                          --------------------------------------------------------------------------------
                                                                                                  GROWTH
                            CAPITAL        BOND      MONEY       STOCK                 MIDCAP      AND
                             GROWTH       INCOME     MARKET      INDEX     MANAGED     VALUE      INCOME
                              SUB-         SUB-       SUB-       SUB-        SUB-       SUB-       SUB-
                            ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
INCOME
 Dividends..............  $184,229,729  $3,419,409 $1,852,865 $ 1,082,727 $5,025,764 $2,781,138 $3,928,553
EXPENSE
 Mortality and expense
  risk charge (Note 3)..     4,170,905     253,374    241,048     333,771    229,423    207,451    190,264
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net investment income
  (loss)................   180,058,824   3,166,035  1,611,817     748,956  4,796,341  2,573,687  3,738,289
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of year......   138,009,405      40,519         --   7,633,013  6,137,629  4,823,316  3,107,090
 End of year............    91,366,363     892,059         --  19,889,059  9,447,437  6,964,381  6,858,664
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net change in
  unrealized
  appreciation
  (depreciation)........   (46,643,042)    851,540         --  12,256,046  3,309,808  2,141,065  3,751,574
 Net realized gain on
  investments...........     1,699,829      15,488         --      35,165    242,079     87,159     17,721
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net realized and
  unrealized gain (loss)
  on investments........   (44,943,213)    867,028         --  12,291,211  3,551,887  2,228,224  3,769,295
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $135,115,611  $4,033,063 $1,611,817 $13,040,167 $8,348,228 $4,801,911 $7,507,584
                          ============  ========== ========== =========== ========== ========== ==========

                       See Notes to Financial Statements

                                                                                                                   VARIABLE
                                                                                                                   INSURANCE
                                                                                         VARIABLE INSURANCE        PRODUCTS
                                                                                            PRODUCTS FUND           FUND II
---------------------------------------------------------------------------------- ------------------------------- ---------
                                           INTERNATIONAL
  SMALL        U.S.               EQUITY      MAGNUM       VENTURE       BOND        EQUITY-                HIGH     ASSET
   CAP      GOVERNMENT BALANCED   GROWTH      EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS   INCOME   MANAGER
   SUB-        SUB-      SUB-      SUB-        SUB-         SUB-         SUB-         SUB-        SUB-      SUB-     SUB-
 ACCOUNT     ACCOUNT   ACCOUNT   ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT   ACCOUNT   ACCOUNT
----------  ---------- -------- ---------- ------------- ----------- ------------- ----------- ---------- -------- ---------
$6,279,206    $9,089   $438,430 $4,721,050   $ 209,389   $ 1,822,395    $43,914    $ 8,872,794 $5,434,055 $393,295 $528,401
   275,141     2,290     50,941    265,599      51,702       276,055      9,400        676,059    447,597   41,502   33,135
----------    ------   -------- ----------   ---------   -----------    -------    ----------- ---------- -------- --------
 6,004,065     6,799    387,489  4,455,451     157,687     1,546,340     34,514      8,196,735  4,986,458  351,793  495,266
 3,059,565      (819)   236,625  2,084,389     136,191     2,398,023     (1,153)    16,409,989  9,502,216  362,600  547,647
 5,422,058    (1,916)   642,612  5,391,267    (155,006)   10,716,783     (2,256)    32,699,163 11,137,299  964,520  971,097
----------    ------   -------- ----------   ---------   -----------    -------    ----------- ---------- -------- --------
 2,362,493    (1,097)   405,987  3,306,878    (291,197)    8,318,760     (1,103)    16,289,174  1,635,083  601,920  423,450
    20,956         1     55,231     75,802       8,303        21,718        201        126,489     67,905   12,234    5,368
----------    ------   -------- ----------   ---------   -----------    -------    ----------- ---------- -------- --------
 2,383,449    (1,096)   461,218  3,382,680    (282,894)    8,340,478       (902)    16,415,663  1,702,988  614,154  428,818
----------    ------   -------- ----------   ---------   -----------    -------    ----------- ---------- -------- --------
$8,387,514    $5,703   $848,707 $7,838,131   $(125,207)  $ 9,886,818    $33,612    $24,612,398 $6,689,446 $965,947 $924,084
==========    ======   ======== ==========   =========   ===========    =======    =========== ========== ======== ========
----------------------------------------------------------------------------------



   TOTAL
------------
$231,072,203
   7,755,657
------------
 223,316,546
 194,486,245
 203,203,584
------------
   8,717,339
   2,491,649
------------
  11,208,988
------------
$234,525,534
============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1999

                        CAPITAL         BOND          MONEY         STOCK                     MIDCAP
                         GROWTH        INCOME        MARKET         INDEX        MANAGED       VALUE
                          SUB-          SUB-          SUB-           SUB-         SUB-         SUB-
                        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT
                     --------------  -----------  -------------  ------------  -----------  -----------
 FROM OPERATING
  ACTIVITIES
 Net investment
  income (loss)...   $  232,326,333  $ 5,003,403  $   4,444,587  $  3,140,798  $ 9,362,071  $   129,188
 Net realized and
  unrealized gain
  (loss) on
  investments.....      (71,770,491)  (5,707,370)            --    23,667,781   (3,750,911)    (531,819)
                     --------------  -----------  -------------  ------------  -----------  -----------
  Net Increase
   (decrease) in
   net assets
   resulting from
   operations.....      160,555,842     (703,967)     4,444,587    26,808,579    5,611,160     (402,631)
 FROM POLICY-
  RELATED
  TRANSACTIONS
 Net premiums
  transferred from
  New England Life
  Insurance
  Company (Note
  4)..............      142,211,177   13,805,688    214,469,972    29,988,746   10,115,433    7,098,841
 Net transfers
  (to) from other
  sub-accounts....       (3,426,057)   5,993,183   (132,180,032)   28,975,401    3,130,211   (1,928,318)
 Net transfers
  (to) from New
  England Life
  Insurance
  Company.........     (127,342,172)  (8,870,541)   (35,295,568)  (21,960,448)  (7,936,560)  (3,985,601)
                     --------------  -----------  -------------  ------------  -----------  -----------
  Net Increase in
   net assets
   resulting from
   policy related
   transactions...       11,442,948   10,928,330     46,994,372    37,003,699    5,309,084    1,184,922
                     --------------  -----------  -------------  ------------  -----------  -----------
 Net increase
  (decrease) in
  net assets......      171,998,790   10,224,363     51,438,959    63,812,278   10,920,244      782,291
 NET ASSETS, AT
  BEGINNING OF THE
  PERIOD..........      974,704,592   57,816,044     85,330,924   100,709,791   53,249,987   32,711,062
                     --------------  -----------  -------------  ------------  -----------  -----------
 NET ASSETS, AT
  END OF THE
  PERIOD..........   $1,146,703,382  $68,040,407  $ 136,769,883  $164,522,069  $64,170,231  $33,493,353
                     ==============  ===========  =============  ============  ===========  ===========
                            NEW ENGLAND ZENITH FUND
                     --------------------------------------
                        GROWTH
                         AND          SMALL         U.S.
                        INCOME         CAP       GOVERNMENT
                         SUB-          SUB-         SUB-
                       ACCOUNT       ACCOUNT      ACCOUNT
                     ------------- ------------- ----------
 FROM OPERATING
  ACTIVITIES
 Net investment
  income (loss)...   $ 11,596,165  $   (278,252)  $ 35,715
 Net realized and
  unrealized gain
  (loss) on
  investments.....     (5,083,954)   23,952,330    (73,665)
                     ------------- ------------- ----------
  Net Increase
   (decrease) in
   net assets
   resulting from
   operations.....      6,512,211    23,674,078    (37,950)
 FROM POLICY-
  RELATED
  TRANSACTIONS
 Net premiums
  transferred from
  New England Life
  Insurance
  Company (Note
  4)..............     15,769,644    16,994,060         --
 Net transfers
  (to) from other
  sub-accounts....     14,513,514    (3,433,209)    79,255
 Net transfers
  (to) from New
  England Life
  Insurance
  Company.........    (10,636,850)  (11,981,152)    24,393
                     ------------- ------------- ----------
  Net Increase in
   net assets
   resulting from
   policy related
   transactions...     19,646,308     1,579,699    103,648
                     ------------- ------------- ----------
 Net increase
  (decrease) in
  net assets......     26,158,519    25,253,777     65,698
 NET ASSETS, AT
  BEGINNING OF THE
  PERIOD..........     58,951,793    63,798,887    691,612
                     ------------- ------------- ----------
 NET ASSETS, AT
  END OF THE
  PERIOD..........   $ 85,110,312  $ 89,052,664   $757,310
                     ============= ============= ==========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements

-----------------------------------------------------------------------------------------
                           INTERNATIONAL
                EQUITY        MAGNUM       VENTURE         BOND                 RESEARCH
 BALANCED       GROWTH        EQUITY        VALUE      OPPORTUNITIES INVESTORS* MANAGERS*
   SUB-          SUB-          SUB-          SUB-          SUB-         SUB-      SUB-
  ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT     ACCOUNT    ACCOUNT
-----------  ------------  ------------- ------------  ------------- ---------- ---------
$   872,246  $ 25,581,608   $   (58,946) $  2,139,117   $   66,632    $  1,388  $ (1,540)
 (2,439,260)   21,453,452     3,446,309    18,348,101     (106,878)     29,340   103,725
-----------  ------------   -----------  ------------   ----------    --------  --------
 (1,567,014)   47,035,060     3,387,363    20,487,218      (40,246)     30,728   102,185
  4,093,455    31,646,457     3,430,299    32,031,496           --      75,935    86,667
  1,865,860    59,949,102     1,463,742    22,546,367        1,100     684,756   763,549
 (1,579,581)  (30,858,890)   (2,381,414)  (23,867,517)       9,526     (98,581) (164,198)
-----------  ------------   -----------  ------------   ----------    --------  --------
  4,379,734    60,736,669     2,512,627    30,710,346       10,626     662,110   686,018
-----------  ------------   -----------  ------------   ----------    --------  --------
  2,812,720   107,771,729     5,899,990    51,197,564      (29,620)    692,838   788,203
 12,476,648    90,873,849    10,318,556    95,272,468    1,090,654          --        --
-----------  ------------   -----------  ------------   ----------    --------  --------
$15,289,368  $198,645,578   $16,218,546  $146,470,032   $1,061,034    $692,838  $788,203
===========  ============   ===========  ============   ==========    ========  ========
                                           VARIABLE
                                          INSURANCE
    VARIABLE INSURANCE                     PRODUCTS
      PRODUCTS FUND                        FUND II
-----------------------------------------------------------------------------------------
  EQUITY-                      HIGH         ASSET
   INCOME       OVERSEAS      INCOME       MANAGER
    SUB-          SUB-         SUB-         SUB-
  ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT        TOTAL
------------- ------------- ------------ ------------ ---------------
$  6,472,830  $  3,064,669  $ 1,060,177  $   638,800  $  305,596,989
   2,224,031    36,725,455     (259,642)     506,400      40,732,934
------------- ------------- ------------ ------------ ---------------
   8,696,861    39,790,124      800,535    1,145,200     346,329,923
  26,649,674    17,254,614    3,727,099    2,393,210     571,842,467
  (2,823,843)    1,086,949    1,354,057    1,384,413              --
 (19,017,183)  (16,067,097)  (2,389,723)  (1,339,833)   (325,738,990)
------------- ------------- ------------ ------------ ---------------
   4,808,648     2,274,466    2,691,433    2,437,790     246,103,477
------------- ------------- ------------ ------------ ---------------
  13,505,509    42,064,590    3,491,968    3,582,990     592,433,400
 138,553,401    84,273,799    9,988,955    8,187,191   1,879,000,213
------------- ------------- ------------ ------------ ---------------
$152,058,910  $126,338,389  $13,480,923  $11,770,181  $2,471,433,613
============= ============= ============ ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                 NEW ENGLAND ZENITH FUND
                   ------------------------------------------------------------------------------------------------------------
                                                                                                         GROWTH
                      CAPITAL        BOND          MONEY         STOCK                      MIDCAP         AND         SMALL
                      GROWTH        INCOME        MARKET         INDEX        MANAGED       VALUE        INCOME         CAP
                       SUB-          SUB-          SUB-           SUB-         SUB-          SUB-         SUB-         SUB-
                      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
FROM OPERATING
 ACTIVITIES
 Net investment
  income (loss)..  $ 130,356,415  $ 4,171,436  $   1,962,505  $  1,090,858  $ 4,624,610  $  8,308,955  $ 4,116,853  $   768,248
 Net realized and
  unrealized gain
  (loss) on
  investments....    130,214,031      319,014             --    20,266,912    4,002,139   (10,535,017)   6,772,686   (1,884,412)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase
  (decrease) in
  net assets
  resulting from
  operations.....    260,570,446    4,490,449      1,962,505    21,357,770    8,626,750    (2,226,063)  10,889,538   (1,116,164)
FROM POLICY-
 RELATED
 TRANSACTIONS
 Net premiums
  transferred
  from New
  England Life
  Insurance
  Company
  (Note 4).......    130,346,621   10,522,040    221,378,611    15,997,005    6,508,238     8,067,127   10,034,046   16,979,803
 Net transfers
  (to) from other
  sub-accounts...     28,412,166    9,220,311   (149,270,654)   22,094,429    6,317,021      (102,089)  15,004,643    9,499,585
 Net transfers to
  New England
  Life Insurance
  Company........   (136,266,249)  (7,932,456)   (21,844,962)  (16,290,249)  (6,742,406)   (4,094,516)  (8,744,105)  (9,074,771)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase in
  net assets
  resulting from
  policy related
  transactions...     22,492,538   11,809,895     50,262,995    21,801,185    6,082,853     3,870,522   16,294,584   17,404,617
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net increase in
  net assets.....    283,062,984   16,300,344     52,225,500    43,158,955   14,709,603     1,644,459   27,184,123   16,288,452
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD..........    691,641,608   41,515,700     33,105,424    57,550,836   38,540,384    31,066,603   31,767,670   47,510,435
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
NET ASSETS, AT
 END OF THE
 PERIOD..........  $ 974,704,592  $57,816,044  $  85,330,924  $100,709,791  $53,249,987  $ 32,711,062  $58,951,793  $63,798,887
                   =============  ===========  =============  ============  ===========  ============  ===========  ===========

                       See Notes to Financial Statements

                                                                                            VARIABLE INSURANCE
                                                                                               PRODUCTS FUND
 -------------------------------------------------------------------------------------------------------------------------
                                         INTERNATIONAL
    U.S.                      EQUITY        MAGNUM       VENTURE         BOND        EQUITY-                      HIGH
 GOVERNMENT    BALANCED       GROWTH        EQUITY        VALUE      OPPORTUNITIES    INCOME       OVERSEAS      INCOME
    SUB-         SUB-          SUB-          SUB-          SUB-          SUB-          SUB-          SUB-         SUB-
  ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT
 ----------   -----------  ------------  ------------- ------------  ------------- ------------  ------------  -----------
 $  34,649    $   554,190  $  3,146,243   $   202,660  $  2,399,796   $   90,920   $  7,186,371  $  5,543,453  $   996,739
    17,136        401,219    25,372,043       355,856     9,314,386      (43,844)     7,455,548     3,964,503   (1,555,159)
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
    51,785        955,409    28,518,286       558,517    11,714,181       47,076     14,641,919     9,507,956     (558,420)
        --      3,185,034    18,566,913     3,131,225    24,165,947           --     26,170,240    17,386,996    2,434,923
   590,096      3,794,185    16,305,214       999,735    23,584,994      612,788      8,474,098       342,473    2,823,884
  (111,452)    (2,333,228)  (14,453,624)   (1,503,958)  (15,609,387)    (156,947)   (18,064,178)  (10,788,946)  (1,891,706)
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
   478,644      4,645,991    20,418,503     2,627,002    32,141,554      455,841     16,580,160     6,940,523    3,367,101
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
   530,429      5,601,400    48,936,789     3,185,519    43,855,735      502,917     31,222,080    16,448,479    2,808,682
   161,183      6,875,248    41,937,060     7,133,037    51,416,733      587,737    107,331,321    67,825,320    7,180,273
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
 $ 691,612    $12,476,648  $ 90,873,849   $10,318,556  $ 95,272,468   $1,090,654   $138,553,401  $ 84,273,799  $ 9,988,955
 =========    ===========  ============   ===========  ============   ==========   ============  ============  ===========
 VARIABLE
 INSURANCE
 PRODUCTS
  FUND II
----------------------------------------------------------------------------------
   ASSET
  MANAGER
   SUB-
  ACCOUNT        TOTAL
------------ ---------------
$   785,371  $  176,340,272
    280,598     194,717,637
------------ ---------------
  1,065,969     371,057,909
  1,626,307     516,501,076
  1,297,121              --
 (1,251,084)   (277,154,223)
------------ ---------------
  1,672,344     239,346,853
------------ ---------------
  2,738,313     610,404,762
  5,448,878   1,268,595,450
------------ ---------------
$ 8,187,191  $1,879,000,212
============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                                NEW ENGLAND ZENITH FUND
                   -----------------------------------------------------------------------------------------------------------
                      CAPITAL        BOND          MONEY         STOCK                     MIDCAP                     SMALL
                      GROWTH        INCOME        MARKET         INDEX        MANAGED       VALUE     GROWTH AND       CAP
                       SUB-          SUB-          SUB-           SUB-         SUB-         SUB-      INCOME SUB-     SUB-
                      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
FROM OPERATING
 ACTIVITIES
 Net investment
  income (loss)..  $ 180,058,824  $ 3,166,035  $   1,611,817  $    748,956  $ 4,796,341  $ 2,573,687  $ 3,738,289  $ 6,004,065
 Net realized and
  unrealized gain
  (loss) on
  investments....    (44,943,213)     867,028             --    12,291,211    3,551,887    2,228,224    3,769,295    2,383,449
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations.....    135,115,611    4,033,063      1,611,817    13,040,167    8,348,228    4,801,911    7,507,584    8,387,514
FROM POLICY-
 RELATED
 TRANSACTIONS
 Net premiums
  transferred
  from New
  England Life
  Insurance
  Company
  (Note 4).......    115,563,292    9,916,442    112,790,933    11,030,326    6,066,893    8,052,822    6,483,236   12,931,007
 Net transfers
  (to) from other
  sub-
  accounts.......     19,184,703    2,250,884   (100,492,346)   13,670,086    2,168,458      728,467    6,112,407   13,551,252
 Net transfers to
  New England
  Life Insurance
  Company........   (103,221,618)  (7,435,545)   (10,617,259)  (11,516,905)  (6,628,199)  (5,007,957)  (5,507,253)  (8,882,069)
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net increase in
  net assets
  resulting from
  policy related
  transactions...     31,526,377    4,731,781      1,681,328    13,183,507    1,607,152    3,773,332    7,088,390   17,600,190
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net increase in
  net assets.....    166,641,988    8,764,844      3,293,145    26,223,674    9,955,380    8,575,243   14,595,974   25,987,704
NET ASSETS, AT
 BEGINNING OF THE
 YEAR............    524,999,620   32,750,856     29,812,279    31,327,162   28,585,004   22,491,360   17,171,696   21,522,731
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
NET ASSETS, AT
 END OF THE YEAR.  $ 691,641,608  $41,515,700  $  33,105,424  $ 57,550,836  $38,540,384  $31,066,603  $31,767,670  $47,510,435
                   =============  ===========  =============  ============  ===========  ===========  ===========  ===========

                       See Notes to Financial Statements

                                                                                         VARIABLE INSURANCE
                                                                                           PRODUCTS FUND
------------------------------------------------------------------------------- --------------------------------------
                                      INTERNATIONAL
   U.S.                    EQUITY        MAGNUM       VENTURE         BOND        EQUITY-                     HIGH
GOVERNMENT   BALANCED      GROWTH        EQUITY        VALUE      OPPORTUNITIES    INCOME      OVERSEAS      INCOME
   SUB-        SUB-         SUB-          SUB-          SUB-          SUB-          SUB-         SUB-         SUB-
 ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT
----------  -----------  -----------  ------------- ------------  ------------- ------------  -----------  -----------
 $  6,799   $   387,489  $ 4,455,451   $   157,687  $  1,546,340    $ 34,514    $  8,196,735  $ 4,986,458  $   351,793
   (1,096)      461,218    3,382,680      (282,894)    8,340,478        (902)     16,415,663    1,702,988      614,154
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
    5,703       848,707    7,838,131      (125,207)    9,886,818      33,612      24,612,398    6,689,446      965,947
       --     2,146,406   14,606,449     3,056,999    13,157,429          --      23,866,781   17,551,475    2,042,291
  118,925     2,461,028    6,194,266     1,537,466    22,596,463     563,357       5,377,892    1,724,137    1,829,771
   (9,482)   (1,814,302)  (8,772,068)   (1,574,196)  (10,885,947)    (36,000)    (18,885,322)  (9,549,079)  (1,756,377)
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
  109,443     2,793,132   12,028,647     3,020,269    24,867,945     527,357      10,359,351    9,726,533    2,115,685
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
  115,146     3,641,839   19,866,778     2,895,062    34,754,763     560,969      34,971,749   16,415,979    3,081,632
   46,037     3,233,409   22,070,282     4,237,975    16,661,970      26,768      72,359,572   51,409,341    4,098,641
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
 $161,183   $ 6,875,248  $41,937,060   $ 7,133,037  $ 51,416,733    $587,737    $107,331,321  $67,825,320  $ 7,180,273
 ========   ===========  ===========   ===========  ============    ========    ============  ===========  ===========
 VARIABLE
INSURANCE
 PRODUCTS
 FUND II
-------------------------------------------------------------------------------
  ASSET
 MANAGER
   SUB-
 ACCOUNT        TOTAL
----------- ---------------
$  495,266  $  223,316,546
   428,818      11,208,988
----------- ---------------
   924,084     234,525,534
 1,403,144     360,665,925
   422,784              --
  (881,229)   (212,980,807)
----------- ---------------
   944,699     147,685,118
----------- ---------------
 1,868,783     382,210,652
 3,580,095     886,384,798
----------- ---------------
$5,448,878  $1,268,595,450
=========== ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO") was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO. NELICO is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has twenty investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II are diversified, open-end management investment companies. The Account purchases or redeems shares of the twenty Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Currently, the charges are made daily at an annual rate of .35% of the Account assets attributable to fixed premium ("Zenith Life") variable policies, .45% of the Account assets attributable to single premium ("Zenith Life One") variable life policies, .60% of the Account assets attributable to variable ordinary ("Zenith Life Plus" , "Zenith Life Plus II" and "Zenith Variable Whole Life") life policies and limited payment ("Zenith Life Executive 65") variable life policies, .90% and .75% of the Account assets attributable to variable survivorship ("Zenith Survivorship Life") life policies, and .75% and .60% of the Account assets attributable to flexible premium ("Zenith Flexible Life") variable life policies. For the modified single premium ("American Gateway") and flexible premium ("Zenith Executive Advantage Plus") variable life policies mortality and expense risk charges are not charged daily against the sub-account assets but are deducted from the policy cash values monthly at an annual rate of .90% and a maximum annual rate of .75%, respectively

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash value in the sub-accounts. These deductions, depending on the policy, could include sales load, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

6. INVESTMENT ADVISERS. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. New England Investment Management, Inc. (formerly, TNE Advisers, Inc.), which is an indirect subsidiary of NELICO, Capital Growth Management Limited Partnership ("CGM"), and each of the sub-advisers are registered with the Securities and Exchange Commission as investment advisers under the Investment Advisers Act of 1940.

         SERIES                           ADVISER                             SUB-ADVISER
         ------           --------------------------------------- ------------------------------------
Capital Growth..........  CGM*                                                     --
Back Bay Advisors Money
 Market.................  New England Investment Management, Inc. Back Bay Advisors, L.P. *
Back Bay Advisors Bond
 Income.................  New England Investment Management, Inc. Back Bay Advisors, L.P. *
Back Bay Advisors
 Managed................  New England Investment Management, Inc. Back Bay Advisors, L.P. *
Westpeak Stock Index....  New England Investment Management, Inc. Westpeak Investment Advisors, L.P. *
Westpeak Growth and
 Income.................  New England Investment Management, Inc. Westpeak Investment Advisors, L.P. *
Goldman Sachs Midcap
 Value..................  New England Investment Management, Inc. Goldman Sachs Asset Management
Loomis Sayles Small Cap.  New England Investment Management, Inc. Loomis, Sayles & Company, L.P. *
Loomis Sayles Balanced..  New England Investment Management, Inc. Loomis, Sayles & Company, L.P. *
Morgan Stanley
 International Magnum     New England Investment Management, Inc. Morgan Stanley Dean Witter
 Equity.................                                          Investment Management Inc.
Davis Venture Value.....  New England Investment Management, Inc. Davis Selected Advisers, L.P.
Alger Equity Growth.....  New England Investment Management, Inc. Fred Alger Management, Inc.
Salomon Brothers U.S.     New England Investment Management, Inc. Salomon Brothers Asset
 Government.............                                          Management Inc
Salomon Brothers
 Strategic Bond
 Opportunities..........  New England Investment Management, Inc. Salomon Brothers Asset
                                                                  Management Inc
MFS Investors...........  New England Investment Management, Inc. Massachusetts Financial
                                                                  Services Company
MFS Research Managers...  New England Investment Management, Inc. Massachusetts Financial
                                                                  Services Company

*An affiliate of NELICO

Effective May 1, 1997 the Draycott International Equity Series was renamed the Morgan Stanley International Magnum Equity Series and Morgan Stanley Dean Witter Investment Management Inc. became the sub-adviser of the Series, succeeding Draycott Partners, Ltd.

Effective May 1, 1998 Goldman Sachs Asset Management ("Goldman Sachs") became the sub-adviser of the Loomis Sayles Avanti Growth Series, succeeding Loomis Sayles & Company, L.P., and the name of the Series was changed to the "Goldman Sachs Midcap Value Series". Goldman Sachs is a separate operating division of Goldman, Sachs & Co., a privately-owned global financial services company.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 1999:

                                                        PURCHASES      SALES
                                                       ------------ ------------
   Capital Growth Series.............................  $242,198,370 $241,707,039
   Back Bay Advisors Money Market Series.............   327,644,952  277,923,925
   Back Bay Advisors Bond Income Series..............    36,178,905   24,991,981
   Back Bay Advisors Managed Series..................    24,394,855   18,680,924
   Westpeak Stock Index Series.......................    81,767,015   38,818,677
   Westpeak Growth and Income Series.................    43,834,304   22,733,178
   Goldman Sachs Midcap Value Series.................    14,632,125   14,003,124
   Loomis Sayles Small Cap Series....................    32,520,472   28,114,874
   Loomis Sayles Balanced Series.....................    11,121,785    7,665,490
   Morgan Stanley International Magnum Equity Series.     8,500,269    5,336,590
   Davis Venture Value Series........................    74,752,030   39,161,371
   Alger Equity Growth Series........................   112,530,144   37,977,904
   Salomon Bothers U.S. Government Series............       728,153      711,346
   Salomon Bothers Strategic Bond Opportunities
    Series...........................................       504,155      619,331
   MFS Investors Series *............................       853,017       92,276
   MFS Research Managers Series *....................       869,163       29,781
   VIP Equity-Income Portfolio.......................    48,322,887   44,032,962
   VIP Overseas Portfolio............................    36,474,794   30,947,930
   VIP High Income Portfolio.........................    10,500,033    7,853,618
   VIP II Asset Manager Portfolio....................     6,412,123    3,587,782

*For the period April 30, 1999 (Commencement of Operations) to December 31,
1999.

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the Sub-Account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown (in the case of American Gateway Series, and Zenith Executive Advantage Plus, the mortality and expense risk charge is deducted monthly from the cash values rather than daily from sub-account assets and, therefore, does not impact sub-account net investment returns). These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (3.82)%   53.45%   (6.38)%   14.57%   (7.39)%   37.55%   20.65%   23.05 %   33.63 %   15.30 %
Bond Income.............   7.71 %   17.55%    7.80 %   12.22%   (3.70)%   20.78%    4.24%   10.50 %    8.66 %   (0.81)%
Money Market............   7.81 %    5.84%    3.43 %    2.61%    3.61 %    5.33%    4.76%    4.97 %    4.90 %    4.60 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.48)%   29.98%    6.92 %    9.34%    0.76 %   36.44%   22.04%   32.03 %   27.49 %   19.96 %
Managed.................   2.85 %   19.75%    6.33 %   10.26%   (1.46)%   30.81%   14.62%   26.12 %   19.24 %    9.59 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.47%   (0.62)%   29.90%   17.20%   16.91 %   (5.79)%    0.00 %
Growth and Income..................................    13.97%   (1.55)%   35.99%   17.68%   33.01 %   24.02 %    8.97 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity-Income......................................     9.29%    6.69 %   34.62%   13.88%   27.66 %   11.24 %    5.96 %
Overseas...........................................    14.57%    1.37 %    9.30%   12.82%   11.17 %   12.36 %   42.13 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.45)%   28.40%   30.22%   24.42 %   (2.04)%   31.29 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................    (0.58)%   20.18%   13.63%   17.26 %   (4.66)%    7.78 %
Asset Manager...............................................    (4.41)%   16.55%   14.20%   20.23 %   14.65 %   10.70 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     24.84%   12.78%   25.19 %   47.27 %   33.66 %
Balanced.............................................................     13.75%   16.50%   15.77 %    8.73 %   (5.39)%
International Magnum Equity..........................................      3.85%    6.30%   (1.64)%    6.90 %   24.18 %
Venture Value........................................................     21.64%   25.40%   33.03 %   14.02 %   17.11 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.61 %
Research Managers........................................................................................       19.52 %

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (3.91)%   53.29%   (6.47)%   14.46%   (7.38)%   37.41%   20.53%   22.92 %   33.49 %   15.18 %
Bond Income.............   7.60 %   17.43%    7.69 %   12.10%   (3.80)%   20.66%    4.14%   10.39 %    8.55 %   (0.91)%
Money Market............   7.71 %    5.74%    3.33 %    2.51%    3.35 %    5.23%    4.65%    4.87 %    4.79 %    4.49 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.58)%   29.85%    6.81 %    9.23%    0.66 %   36.30%   21.91%   31.90 %   27.36 %   19.84 %
Managed.................   2.75 %   19.63%    6.22 %   10.15%   (1.56)%   30.67%   14.51%   25.99 %   19.12 %    9.48 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.39%   (0.72)%   29.77%   17.08%   16.80 %   (5.88)%   (0.10)%
Growth and Income..................................    13.90%   (1.65)%   38.85%   17.56%   32.87 %   23.89 %    8.86 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity Income......................................     9.22%    6.59 %   34.49%   13.77%   27.53 %   11.13 %    5.85 %
Overseas...........................................    14.49%    1.27 %    9.19%   12.70%   11.05 %   12.24 %   41.99 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.52)%   28.27%   30.09%   24.29 %   (2.14)%   31.16 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................    (0.61)%   20.06%   13.52%   17.14 %   (4.76)%    7.67 %
Asset Manager...............................................    (4.45)%   16.43%   14.09%   20.11 %   14.53 %   10.59 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     24.76%   12.66%   25.06 %   47.12 %   33.53 %
Balanced.............................................................     13.67%   16.39%   15.66 %    8.62 %   (5.49)%
International Magnum Equity..........................................      3.79%    6.19%   (1.74)%    6.79 %   24.05 %
Venture Value........................................................     21.56%   25.27%   32.90 %   13.90 %   16.99 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.54 %
Research Managers........................................................................................       19.44 %

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE ORDINARY ("ZENITH LIFE PLUS", "ZENITH LIFE PLUS II" AND "ZENITH VARIABLE WHOLE LIFE") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (4.06)%   53.06%   (6.61)%   14.28%   (7.62)%   37.21%   20.34%   22.74 %   33.29 %   15.01 %
Bond Income.............   7.44 %   17.25%    7.53 %   11.94%   (3.94)%   20.47%    3.98%   10.23 %    8.39 %   (1.06)%
Money Market............   7.54 %    5.58%    3.18 %    2.36%    3.35 %    5.07%    4.50%    4.71 %    4.63 %    4.34 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.72)%   29.65%    6.65 %    9.07%    0.51 %   36.10%   21.73%   31.70 %   27.17 %   19.66 %
Managed.................   2.59 %   19.45%    6.06 %    9.99%   (1.70)%   30.48%   14.34%   25.81 %   18.94 %    9.31 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.28%   (0.87)%   29.57%   16.90%   16.62 %   (6.03)%   (0.25)%
Growth and Income..................................    13.78%   (1.80)%   35.65%   17.38%   32.67 %   23.71 %    8.70 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity-Income......................................     9.11%    6.43 %   34.29%   13.59%   27.34 %   10.96 %    5.69 %
Overseas...........................................    14.38%    1.12 %    9.02%   12.53%   10.89 %   12.08 %   41.77 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.61)%   28.08%   29.90%   24.11 %   (2.28)%   30.96 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................    (0.66)%   19.88%   13.35%   16.96 %   (4.90)%    7.51 %
Asset Manager...............................................    (4.49)%   16.26%   13.91%   19.93 %   14.36 %   10.43 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     24.64%   12.49%   24.88 %   46.90 %   33.33 %
Balanced.............................................................     13.56%   16.21%   15.48 %    8.46 %   (5.63)%
International Magnum Equity..........................................      3.68%    6.03%   (1.89)%    6.63 %   23.87 %
Venture Value........................................................     21.44%   25.08%   32.70 %   13.73 %   16.81 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.44 %
Research Managers........................................................................................       19.32 %

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (4.35)%   52.61%   (6.90)%   13.94%   (7.90)%   36.80%   19.98%   22.37%    32.89 %   14.67 %
Bond Income.............   7.11 %   16.90%    7.21 %   11.60%   (4.23)%   20.12%    3.67%    9.90%     8.07 %   (1.36)%
Money Market............   7.22 %    5.26%    2.87 %    2.05%    3.04 %    4.75%    4.18%    4.39%     4.32 %    4.03 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (5.01)%   29.27%    6.33 %    8.74%    0.21 %   35.69%   21.36%   31.31%    26.79 %   19.30 %
Managed.................   2.28 %   19.10%    5.74 %    9.69%   (2.00)%   30.09%   13.99%   25.43%    18.58 %    8.98 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.05%   (1.16)%   29.19%   16.55%   16.27%    (6.31)%   (0.55)%
Growth and Income..................................    13.55%   (2.09)%   35.25%   17.03%   32.28%    23.34 %    8.37 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity-Income......................................     8.89%    6.11 %   33.89%   13.25%   26.96%    10.63 %    5.38 %
Overseas...........................................    14.15%    0.82 %    8.70%   12.19%   10.56%    11.74 %   41.35 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.80)%   27.69%   29.50%   23.73%    (2.58)%   30.57 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................    (0.76)%   19.53%   13.00%   16.61%    (5.19)%    7.19 %
Asset Manager...............................................    (4.59)%   15.91%   13.57%   19.57%    14.02 %   10.10 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     24.39%   12.15%   24.50 %   46.46 %   32.93 %
Balanced.............................................................     13.33%   15.86%   15.14 %    8.13 %   (5.91)%
International Magnum Equity..........................................      3.48%    5.71%   (2.18)%    6.31 %   23.50 %
Venture Value........................................................     21.20%   24.71%   32.30 %   13.39 %   16.47 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.23 %
Research Managers........................................................................................       19.08 %

* Based on a mortality and expense risk charge at an annual rate of .90%. Certain Zenith Survivorship Life Policies currently have a mortality and expense risk charge at an annual rate of .75%.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES


                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (5.73)%   52.83%   (6.75)%   14.11%   (7.76)%   37.00%   20.16%   22.56 %   33.09 %   14.84 %
Bond Income.............   7.28 %   17.08%    7.37 %   11.77%   (4.08)%   20.29%    3.82%   10.06 %    8.23 %   (1.21)%
Money Market............   7.38 %    5.42%    3.02 %    2.20%    3.20 %    4.91%    4.34%    4.55 %    4.48 %    4.18 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.86)%   29.46%    6.49 %    8.90%    0.36 %   35.90%   21.55%   31.51 %   26.98 %   19.48 %
Managed.................   2.44 %   19.28%    5.90 %    9.82%   (1.85)%   30.28%   14.16%   25.62 %   18.76 %    9.15 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.16%   (1.01)%   29.38%   16.72%   16.45 %   (6.17)%   (0.40)%
Growth and Income..................................    13.67%   (1.94)%   35.45%   17.21%   32.47 %   23.52 %    8.53 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity-Income......................................     9.00%    6.27 %   34.09%   13.42%   27.15 %   10.79 %    5.54 %
Overseas...........................................    14.26%    0.97 %    8.86%   12.36%   10.72 %   11.91 %   41.56 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.71)%   27.88%   29.70%   23.92 %   (2.43)%   30.77 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................    (0.71)%   19.71%   13.17%   16.79 %   (5.04)%    7.35 %
Asset Manager...............................................    (4.54)%   16.08%   13.74%   19.75 %   14.19 %   10.26 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     24.51%   12.32%   24.69 %   46.68 %   33.13 %
Balanced.............................................................     13.44%   16.03%   15.31 %    8.29 %   (5.77)%
International Magnum Equity..........................................      3.58%    5.87%   (2.04)%    6.47 %   23.68 %
Venture Value........................................................     21.32%   24.89%   32.50 %   13.56 %   16.64 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.34 %
Research Managers........................................................................................       19.20 %

* Based on a mortality and expense risk charge at an annual rate of .75%. Certain Zenith Flexible Life Policies currently have a mortality and expense risk charge at an annual rate of .60%.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH EXECUTIVE ADVANTAGE PLUS") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (3.48)%   53.98%   (6.05)%   14.97%   (7.07)%   38.03%   21.07%   23.48 %   34.09 %   15.70 %
Bond Income.............   8.09 %   17.96%    8.18 %   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %   (0.47)%
Money Market............   8.19 %    6.21%    3.80 %    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %    4.97 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.14)%   30.43%    7.30 %    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %   20.38 %
Managed.................   3.21 %   20.17%    6.70 %   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %    9.97 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%    0.35 %
Growth and Income..................................    14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %    9.35 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity-Income......................................     9.55%    6.93 %   35.90%   13.75%   28.11 %   11.63 %    6.33 %
Overseas...........................................    14.84%    1.21 %   11.02%   12.43%   11.56 %   12.75 %   42.63 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.23)%   28.84%   30.68%   24.85 %   (1.69)%   31.75 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................     (.37)%   20.79%   13.75%   17.67 %   (4.33)%    8.15 %
Asset Manager...............................................    (4.65)%   17.68%   14.31%   20.65 %   15.05 %   11.09 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     25.13%   13.17%   25.63 %   47.78 %   34.13 %
Balanced.............................................................     14.01%   16.91%   16.18 %    9.11 %   (5.06)%
International Magnum Equity..........................................      4.01%    6.67%   (1.30)%    7.27 %   24.61 %
Venture Value........................................................     21.92%   25.84%   33.50 %   14.41 %   17.52 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.85 %
Research Managers........................................................................................       19.80 %

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ---------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- -------- -------- --------  -------- -------- --------  --------  --------
Bond Income.............   8.09 %   17.96%    8.18%   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %   (0.47)%
Money Market............   8.19 %    6.21%    3.80%    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %    4.97 %
                         1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- -------- -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.14)%   30.43%    7.30%    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %   20.38 %
Managed.................   3.21 %   20.17%    6.70%   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %    9.97 %
                                                     4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                          12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                          -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................   14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%    0.35 %
Growth and Income..................................   14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %    9.35 %
                                                              5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                   12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                   --------  -------- -------- --------  --------  --------
Small Cap...................................................   (3.23)%   28.84%   30.68%   24.85 %   (1.69)%   31.75 %
                                                                        5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                             12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                             -------- -------- --------  --------  --------
Equity Growth........................................................    25.13%   13.17%   25.63 %   47.78 %   34.13 %
Balanced.............................................................    14.01%   16.91%   16.18 %    9.11 %   (5.06)%
International Magnum Equity..........................................     4.01%    6.67%   (1.30)%    7.27 %   24.61 %
Venture Value........................................................    21.92%   25.84%   33.50 %   14.41 %   17.52 %
                                                                                 6/28/96- 1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                                      12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                                      -------- --------  --------  --------
U.S. Government...............................................................     4.55%    8.47 %    7.61 %    0.17 %
Strategic Bond Opportunities..................................................     8.46%   11.07 %    2.04 %    1.44 %
                                                                                                              4/30/99-
SUB-ACCOUNT                                                                                                   12/31/99
-----------                                                                                                   --------
Investors................................................................................................       2.85 %
Research Managers........................................................................................      19.80 %

The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

NEW ENGLAND LIFE INSURANCE COMPANY

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Policyholders of New England Life Insurance
Company:

We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 1999 and 1998, and the related consolidated statements of income and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of New England Life Insurance Company and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 2000

NEW ENGLAND LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 1999 AND 1998 (IN THOUSANDS)

                                                            1999        1998
                                                         ----------  ----------
ASSETS
Investments:
 Fixed Maturities, Available for Sale, at Estimated Fair
  Value................................................. $  735,697  $  769,364
 Equity Securities, at Fair Value.......................     22,685      13,240
 Policy Loans...........................................    181,995     135,800
 Short-Term Investments.................................     62,619      52,285
 Other Invested Assets..................................     16,798      16,372
                                                         ----------  ----------
    Total Investments...................................  1,019,794     987,061
Cash and Cash Equivalents...............................     84,371      43,598
Deferred Policy Acquisition Costs.......................    930,703     710,961
Accrued Investment Income...............................     29,940      21,802
Premiums and Other Receivables..........................    119,750     145,117
Other Assets............................................    105,982     111,067
Separate Account Assets.................................  4,840,029   3,258,383
                                                         ----------  ----------
    TOTAL ASSETS........................................ $7,130,569  $5,277,989
                                                         ==========  ==========
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits.................................. $  614,927  $  561,746
Policyholder Account Balances...........................    325,385     210,242
Other Policyholder Funds................................    245,339     186,255
Policyholder Dividends Payable..........................        977         609
Short and Long-Term Debt................................     75,053      82,855
Income Taxes Payable:
 Current................................................        (77)     10,984
 Deferred...............................................     38,669      42,334
Due to Parent...........................................     72,247         789
Other Liabilities.......................................     64,717      78,721
Separate Account Liabilities............................  4,840,029   3,258,383
                                                         ----------  ----------
    TOTAL LIABILITIES...................................  6,277,266   4,432,918
                                                         ----------  ----------
Commitments and Contingencies (Notes 4, 8 and 9)

EQUITY
Common Stock, $125.00 par value; 50,000 shares
 authorized, 20,000 shares issued and outstanding.......      2,500       2,500
Preferred Stock, $0.00 par value; 1,000,000 shares
 authorized, 200,000 shares issued and outstanding......          0           0
Contributed Capital.....................................    647,273     647,273
Retained Earnings.......................................    214,528     177,859
Accumulated Other Comprehensive Income..................    (10,998)     17,439
                                                         ----------  ----------
    TOTAL EQUITY........................................    853,303     845,071
                                                         ----------  ----------
TOTAL LIABILITIES AND EQUITY............................ $7,130,569  $5,277,989
                                                         ==========  ==========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)

                                                       1999      1998     1997
                                                     --------  -------- --------
REVENUES
Premiums...........................................  $123,638  $100,689 $ 63,616
Universal Life and Investment-Type Product Policy
 Fees..............................................   220,841   173,766  145,157
Net Investment Income..............................    68,498    49,077   61,059
Investment Gains (Losses), Net.....................     2,922     5,610      890
Commissions, Fees and Other Income.................   265,891   192,411   28,302
                                                     --------  -------- --------
  TOTAL REVENUES...................................   681,790   521,553  299,024
                                                     --------  -------- --------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits..............................   193,293   149,687  100,180
Interest Credited to Policyholder Account Balances.    10,721     7,735    6,220
Policyholder Dividends.............................    20,827    22,989   21,325
Other Operating Costs and Expenses.................   381,881   316,659  144,342
                                                     --------  -------- --------
  TOTAL BENEFITS AND OTHER DEDUCTIONS..............   606,722   497,070  272,067
                                                     --------  -------- --------
Income From Operations Before Income Taxes.........    75,068    24,483   26,957
Income Taxes.......................................    29,344    13,046    4,988
                                                     --------  -------- --------
NET INCOME.........................................  $ 45,724  $ 11,437 $ 21,969
                                                     --------  -------- --------
Other Comprehensive Income (Loss), Net of Tax:
 Unrealized Investment Gains (Losses) (Net of
  Related Offsets, Reclassification Adjustments and
  Income Taxes, of $45,376, $(299) and $(16,588),
  Respectively)....................................   (28,437)       92   13,620
                                                     --------  -------- --------
COMPREHENSIVE INCOME...............................  $ 17,287  $ 11,529 $ 35,589
                                                     ========  ======== ========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF EQUITY

FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)


                                    CAPITAL              ACCUMULATED
                                    STOCK &                 OTHER
                                  CONTRIBUTED RETAINED  COMPREHENSIVE
                                    CAPITAL   EARNINGS     INCOME      TOTAL
                                  ----------- --------  ------------- --------
BALANCES AT DECEMBER 31, 1996....  $402,242   $144,453    $  3,727    $550,422
Net Income.......................               21,969                  21,969
Change in Net Unrealized
 Investment Gains (Losses).......                           13,620      13,620
Contributed Capital..............    47,531                             47,531
                                   --------   --------    --------    --------
BALANCES AT DECEMBER 31, 1997....   449,773    166,422      17,347     633,542
Net Income.......................               11,437                  11,437
Change in Net Unrealized
 Investment Gains (Losses).......                               92          92
Contributed Capital..............   200,000                            200,000
                                   --------   --------    --------    --------
BALANCES AT DECEMBER 31, 1998....   649,773    177,859      17,439     845,071
Net Income.......................               45,724                  45,724
Preferred Stock Dividends........               (9,055)                 (9,055)
Change in Net Unrealized
 Investment Gains (Losses).......                          (28,437)    (28,437)
                                   --------   --------    --------    --------
BALANCES AT DECEMBER 31, 1999....  $649,773   $214,528    $(10,998)   $853,303
                                   ========   ========    ========    ========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)


                                                  1999       1998       1997
                                                ---------  ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES.......... $(159,314) $(311,296) $(121,838)
                                                ---------  ---------  ---------
Cash Flows from Investing Activities:
 Sales, Maturities and Repayments of:
  Available for Sale Fixed Maturities..........   114,478    164,566    145,197
  Equity Securities............................     2,491     39,333     32,806
  Other, Net...................................        (1)       721        128
 Purchases of:
  Available for Sale Fixed Maturities..........  (157,761)  (184,810)  (326,059)
  Equity Securities............................    (9,590)   (80,066)         0
  Real Estate..................................    (3,251)    (3,644)         0
  Fixed Asset Property and Equipment...........         0     (1,459)      (101)
  Other Assets.................................      (302)       (89)         0
 Net Change in Short-Term Investments..........   (10,334)   (24,341)   128,616
 Net Change in Policy Loans....................   (46,195)   (31,017)   (28,520)
 Other, Net....................................    23,443      1,631        177
                                                ---------  ---------  ---------
NET CASH USED IN INVESTING ACTIVITIES..........   (87,022)  (119,175)   (47,756)
                                                ---------  ---------  ---------
Cash Flows from Financing Activities:
 Capital Contributions.........................         0    200,000     46,681
 Dividends Paid................................    (9,055)         0          0
 Repayment of Debt.............................   (13,232)    (8,670)    (3,181)
 Policyholder Account Balances:
  Deposits.....................................   517,551    358,090    244,338
  Withdrawals..................................  (242,388)  (149,499)   (95,066)
 Financial Reinsurance Receivables.............    34,233          0      1,823
                                                ---------  ---------  ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES......   287,109    399,921    194,595
                                                ---------  ---------  ---------
Change in Cash and Cash Equivalents............    40,773    (30,550)    25,001
Cash and Cash Equivalents, Beginning of Year...    43,598     74,148     49,147
                                                ---------  ---------  ---------
CASH AND CASH EQUIVALENTS, END OF YEAR......... $  84,371  $  43,598  $  74,148
                                                =========  =========  =========
Supplemental Cash Flow Information:
 Interest Paid................................. $      87  $   3,830  $   1,495
                                                =========  =========  =========
 Income Taxes Paid............................. $  30,045  $  14,118  $   5,470
                                                =========  =========  =========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)

                                                1999       1998       1997
                                              ---------  ---------  ---------
NET INCOME................................... $  45,724  $  11,437  $  21,969
Adjustments to Reconcile Net Income to Net
 Cash Provided by (Used in) Operating
 Activities:
 Change in Deferred Policy Acquisition Costs,
  Net........................................  (186,467)  (145,787)  (140,578)
 Change in Accrued Investment Income.........    (8,138)    (3,090)    (4,999)
 Change in Premiums and Other Receivables....    25,367    (82,081)   (57,095)
 Gains from Sales of Investments, Net........    (2,922)    (5,610)      (890)
 Depreciation and Amortization Expenses......    11,350     13,137     10,085
 Interest Credited to Policyholder Account
  Balances...................................    10,721      7,735      6,220
 Universal Life and Investment-Type Product
  Policy Fee Income..........................  (220,841)  (173,766)  (145,157)
 Change in Future Policy Benefits............    53,181     61,317     35,540
 Change in Other Policyholder Funds..........    59,084     73,814      6,309
 Change in Policyholder Dividends Payable....       368        188      5,701
 Change in Income Taxes Payable..............   (26,871)     2,358      1,674
 Other, Net..................................    80,130    (70,948)   139,383
                                              ---------  ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES........ $(159,314) $(311,296) $(121,838)
                                              =========  =========  =========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

New England Life Insurance Company and its subsidiaries (the Company or NELICO) is a wholly-owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, fixed annuity contracts, pension products, as well as, group life, medical, and disability coverage.

Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 30, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO) was a subsidiary of NEMLICO. As a result of the merger, NEMLICO ceased to exist as a separate mutual life insurance company, and NELICO became a subsidiary of MetLife. NELICO has continued after the merger to conduct its existing business as well as administer the business activities of the former parent NEMLICO. (Note 13)

Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: Exeter Reassurance Company, Ltd., New England Pension and Annuity Company, and Newbury Insurance Company, Limited, for insurance operations and New England Securities Corporation and New England Investment Management, Inc. for other operations. On February 28, 1997, NELICO created and became the sole owner of New England Life Holdings, Inc. which was established as a holding company for the non-insurance operations of the Company, principally, New England Securities and New England Investment Management, Inc. On April 30, 1998, the Company acquired all of the outstanding stock of NL Holding Corporation and its wholly owned subsidiaries, Nathan and Lewis Securities, Inc., and Nathan and Lewis Associates, Inc. Subsequent to the acquisition, NL Holding Corporation was transferred to New England Life Holdings, Inc. The principal business activities of the subsidiaries are disclosed below.

Exeter Reassurance Company, Ltd., (Exeter) was incorporated in Bermuda on November 15, 1994, and registered as an insurer under The Insurance Act 1978 (Bermuda). Exeter engages in financial reinsurance of life insurance and annuity policies.

New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses to sell annuity contracts in 22 states, but is currently not actively engaged in the sale or distribution of insurance products.

Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. Effective September 1, 1999, Newbury began providing errors and omissions coverage to certain of the life insurance agents of MetLife through a facultative reinsurance agreement with Fireman's Fund Insurance Company.

New England Securities Corporation (NES), a National Association of Securities Dealers (NASD) registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission (SEC) and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO.

New England Investment Management, Inc. (NEIM), which changed its name from TNE Advisers, Inc. in March 1999, was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. NEIM was organized to serve as an investment adviser to certain series of the New England Zenith Fund.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


NL Holding Corporation and subsidiaries (NL Holding) engages in securities brokerage, dealer trading in fixed income securities, over the counter stock, unit investment trusts, and the sale of insurance related products and annuities, sold through licensed brokers and independent agents. Nathan and Lewis Securities, Inc., a wholly owned subsidiary of NL Holding, is a National Association of Securities Dealers (NASD) registered broker/dealer. N&L Associates, a wholly owned subsidiary of NL Holding, is a general insurance agent which sells insurance policies and other insurance related products through its licensed brokers and independent agents.

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). The Commonwealth of Massachusetts Division of Insurance (the "Division") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the Massachusetts Insurance Law. No consideration is given by the Division to financial statements prepared in accordance with GAAP in making such determination.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

Effective July 1, 1997, management realigned its fixed maturity investment classifications and transferred all securities classified as held to maturity to available for sale. As a result, consolidated equity at July 1, 1997 increased by $798, excluding the effects of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits.

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of New England Life Insurance and its subsidiaries, partnerships and joint ventures in which NELICO has a controlling interest. All material intercompany accounts and transactions have been eliminated.

The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but more than a minimal interest, under the equity method of accounting.

Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 1999 presentation.

INVESTMENTS

The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of accumulated other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

Policy loans are stated at unpaid principal balances, which approximates fair value.

Short-term investments are stated at amortized cost, which approximates fair value.

Other invested assets are reported at their estimated fair value.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight line method over the estimated useful lives of the assets which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

Accumulated depreciation on property and equipment and amortization of leasehold improvements was $36,122, and $24,772 at December 31, 1999 and 1998, respectively. Related depreciation and amortization expense was $11,350, $13,137 and $10,085 for the years ended December 31, 1999, 1998 and 1997, respectively.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over the expected life of the contract for participating traditional life, variable life, universal life, investment-type products, and variable annuities. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investments, mortality, expense margins and surrender charges. Actual gross profits can vary from management's estimates resulting in increases and decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is reestimated and adjusted by a cumulative charge or credit to current operations.

Deferred policy acquisition costs for nonmedical health policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

Information regarding deferred policy acquisition costs is as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                   ----------------------------
                                                     1999      1998      1997
                                                   --------  --------  --------
   Balance at January 1........................... $710,961  $565,769  $434,636
   Capitalized during the year....................  216,913   182,943   157,670
                                                   --------  --------  --------
     Total........................................  927,874   748,712   592,306
   Amortization allocated to:
    Net realized investment gains.................     (616)   (5,282)        0
    Unrealized investment gains (losses)..........   33,276      (595)   (9,446)
    Other Expenses................................  (29,831)  (31,874)  (17,091)
                                                   --------  --------  --------
     Total amortization...........................    2,829   (37,751)  (26,537)
   Balance at December 31......................... $930,703  $710,961  $565,769
                                                   ========  ========  ========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

Amortization of deferred policy acquisition costs is allocated to (1) realized investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (2) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been realized and (3) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

ACQUISITIONS

The Company acquired certain assets and assumed certain liabilities of NL Holding Corporation effective April 30, 1998. The acquisition was accounted for under the purchase method of accounting and is included in the financial statements as of the effective date of the transaction. The cost of the acquisition was $35,082, which represents an initial cash settlement and payment of direct acquisition costs of $27,873, as well as, accrued contingent payment arrangements of $7,209 anticipated to be paid to the sellers over a three year period ending December 31, 2000. Goodwill of $23,498 was recorded, to be amortized on a straight-line basis over a ten year period.

The 1998 and 1997 pro forma, unaudited financial data shown as follows presents the effect of the acquisition as if it had occurred at the beginning of the respective reporting periods. The pro forma financial data does not necessarily reflect the results of operations that would have been obtained had the acquisition occurred on the assumed date, nor is the financial data necessarily indicative of the results of the combined entities that may be achieved for any future period.

                        Pro forma Impact of Acquisition

                                                       YEARS ENDED DECEMBER 31,
                                                       -------------------------
                                                           1998         1997
                                                       ------------ ------------
   Revenue............................................ $    557,229 $    381,691
                                                       ============ ============
   Net Income......................................... $     10,311 $     25,049
                                                       ============ ============

OTHER INTANGIBLE ASSETS

The excess of cost over the fair value of net assets acquired, which represents goodwill, and the value of business acquired are included in other assets. Goodwill is amortized on a straight-line basis over 10 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

        Excess of Purchase Price Over Fair Value of Net Assets Acquired

                                                     YEARS ENDED DECEMBER 31,
                                                    ------------------------------
                                                      1999       1998      1997
                                                    ---------  ---------  --------
   Net Balance, January 1.......................... $  21,931  $       0  $   0
    Acquisitions...................................         0     23,498      0
    Amortization...................................    (2,350)    (1,567)     0
                                                    ---------  ---------  -----
   Net Balance, December 31........................ $  19,581  $  21,931  $   0
                                                    =========  =========  =====
   December 31
    Accumulated Amortization....................... $  (3,917) $  (1,567) $   0
                                                    =========  =========  =====

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 4% to 4.5%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 5.5% to 6%.

Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rates used in establishing such liabilities range from 3% to 6.5%.

Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest ranging from 3.8% to 7.25%, less expense and mortality charges and withdrawals.

The liability for unpaid claims represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are included in operations in the year such refinements are made.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated life of the policies.

Premiums related to non-medical health contracts are recognized as income when due.

Premiums related to variable life and universal life contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality recognized ratably over the policy period, policy administration charges recognized as services are provided and surrender charges recognized as earned. Amounts that are charged to operations include interest credited to policyholders and benefit claims incurred in excess of related policyholder account balances.

Premiums related to investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for contract administration charges recognized ratably over the policy period. Amounts that are charged to operations include interest credited to policyholders.

DIVIDENDS TO POLICYHOLDERS

Dividends to policyholders are determined annually by the board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

PARTICIPATING BUSINESS

Participating business represented approximately 3.49% and 3.52% of the Company's life insurance in force, and 8.30% and 7.96% of the number of life insurance policies in force at December 31, 1999 and 1998, respectively. Participating policies represented approximately 56.77%, 95.78% and 68.24% of gross life insurance premiums, for the years ended December 31, 1999, 1998 and 1997, respectively.

INCOME TAXES

NELICO and its eligible life insurance subsidiary, Exeter Reassurance Company, Ltd., file a consolidated federal income tax return. Separate income tax returns as required are filed for the other life insurance and non-life insurance direct subsidiaries. Income tax expense has been calculated in accordance with the provisions of the Internal Revenue Code, as amended. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

REINSURANCE

The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

SEPARATE ACCOUNTS

Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceed the Separate Account liabilities. Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts, investment income, and realized and unrealized gains and losses on the investments of the Separate Account accrue directly to contractholders and, accordingly, are not reflected in the Company's financial statements. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues. See Note 14.

APPLICATION OF ACCOUNTING PRONOUNCEMENTS

Effective January 1, 1999, the Company adopted Statement of Position ("SOP") 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. Adoption of SOP 98-5 did not have a material effect on the Company's consolidated financial statements.

Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The adoption of SOP 98-1 resulted in the capitalization of $6 million of software costs which would have otherwise been expensed in 1999.

Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


In June 1999, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133 ("SFAS 137"). SFAS 137 defers the provisions of SFAS 133 until January 1, 2001. The provisions of SFAS 133 require, among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. The Company is in the process of quantifying the impact of SFAS 133 on its consolidated financial statements.

In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company is required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 is not expected to have a material effect on the Company's consolidated financial statements.

2. NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

The components of net investment income are as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                  ----------------------------
                                                    1999      1998      1997
                                                  --------  --------  --------
   Fixed maturities.............................. $ 54,490  $ 53,467  $ 50,348
   Equity securities.............................   13,896    (9,118)    4,915
   Real estate...................................      831     4,149       815
   Policy loans..................................    9,157     6,855     5,081
   Cash, cash equivalents and short-term
    investments..................................    3,494       861     4,160
   Other investment income.......................   (7,529)       76       591
                                                  --------  --------  --------
   Gross investment income.......................   74,339    56,290    65,910
   Investment expenses...........................   (5,841)   (7,213)   (4,851)
                                                  --------  --------  --------
   Net Investment income......................... $ 68,498  $ 49,077  $ 61,059
                                                  ========  ========  ========

Realized investment gains (losses), net, including changes in valuation allowances, are summarized as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                      1999     1998     1997
                                                     ----------------  --------
   Fixed maturities................................. $   850 $ 10,899  $  (774)
   Equity securities................................       0        0    1,040
   Other invested assets............................   2,688       (7)      (8)
                                                     ------- --------  -------
     Subtotal.......................................   3,538   10,892      258
   Less: Amounts allocable to amortization of
    deferred policy acquisition costs...............     616    5,282     (632)
                                                     ------- --------  -------
   Investment gains (losses), net................... $ 2,922 $  5,610  $   890
                                                     ======= ========  =======

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Realized investment gains have been reduced by (1) deferred policy acquisition amortization to the extent that such amortization results from realized investment gains and losses, (2) additions to future policy benefits resulting from the need to establish additional liabilities due to the recognition of investment gains, and (3) additions to participating contractholder accounts when amounts equal to such investment gains and losses are credited to the contractholders' accounts. This presentation may not be comparable to presentations made by other insurers.

The changes in unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                    --------------------------
                                                      1999     1998     1997
                                                    --------  -------  -------
   Balance at January 1...........................  $ 17,439  $17,347  $ 3,727
    Change in unrealized investment gains
     (losses).....................................   (73,813)     391   30,207
    Change in unrealized investment gains (losses)
     attributable to:
     Deferred policy acquisition costs............    33,276     (595)  (9,446)
     Deferred income tax (expense) benefit........    12,100      296   (7,141)
                                                    --------  -------  -------
   Balance at December 31.........................  $(10,998) $17,439  $17,347
                                                    ========  =======  =======

The components of unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                  YEARS ENDED DECEMBER 31,
                                                 ----------------------------
                                                   1999      1998      1997
                                                 --------  --------  --------
   Balance, end of year, comprised of:
    Unrealized investment gains (losses) on:
     Fixed maturities........................... $(35,205) $ 40,928  $ 41,706
     Equity securities..........................    3,511     1,191         0
     Other......................................        0         0        22
                                                 --------  --------  --------
                                                  (31,694)   42,119    41,728
   Amounts of unrealized investment gains
    (losses)
    Attributable to:
     Deferred policy acquisition costs..........   17,478   (15,798)  (15,202)
     Deferred income tax (expense) benefit......    3,218    (8,882)   (9,179)
                                                 --------  --------  --------
   Balance, end of year......................... $(10,998) $ 17,439  $ 17,347
                                                 ========  ========  ========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


3. INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

The amortized cost, gross unrealized gain (loss) and estimated fair value of fixed maturities and equity securities, by category, are shown below.

AVAILABLE FOR SALE SECURITIES

                                                    GROSS UNREALIZED
                                          AMORTIZED ---------------- ESTIMATED
                                            COST     GAIN     LOSS   FAIR VALUE
                                          --------- ---------------- ----------
DECEMBER 31, 1999
Fixed Maturities:
 U. S. Treasury Securities and
  obligations of U. S. Government
  corporations and agencies.............. $ 33,909  $    20 $    439  $ 33,490
 Foreign governments.....................   20,748      201      581    20,368
 Corporate...............................  670,602    5,074   40,237   635,439
 Mortgage-backed securities..............   44,470      934      203    45,201
 Other...................................    1,199        0        0     1,199
                                          --------  ------- --------  --------
  Total Fixed Maturities................. $770,928  $ 6,229 $ 41,460  $735,697
                                          ========  ======= ========  ========
Equity Securities:
 Common stocks...........................   19,174    4,191      680    22,685
                                          --------  ------- --------  --------
  Total Equity Securities................ $ 19,174  $ 4,191 $    680  $ 22,685
                                          ========  ======= ========  ========

AVAILABLE FOR SALE SECURITIES

                                                    GROSS UNREALIZED
                                          AMORTIZED -----------------ESTIMATED
                                            COST      GAIN    LOSS   FAIR VALUE
                                          --------- -------- ------------------
DECEMBER 31, 1998
Fixed Maturities:
 U. S. Treasury Securities and
  obligations of U. S. government
  corporations and agencies.............. $ 27,260  $     91 $    47  $ 27,304
 Foreign governments.....................    1,679         0       0     1,679
 Corporate...............................  644,636    43,036   5,139   682,533
 Mortgage-backed securities..............   55,027     2,821       0    57,848
                                          --------  -------- -------  --------
  Total Fixed Maturities................. $728,602  $ 45,948 $ 5,186  $769,364
                                          ========  ======== =======  ========
Equity Securities:
 Common stocks...........................   12,075     1,645     480    13,240
                                          --------  -------- -------  --------
  Total Equity Securities................ $ 12,075  $  1,645 $   480  $ 13,240
                                          ========  ======== =======  ========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


The amortized cost and estimated fair value of fixed maturities classified as available for sale, by contractual maturity, at December 31, 1999 are shown below.

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
   Due in one year or less................................. $ 15,910   $ 15,857
   Due after one year through five years...................   92,303     90,635
   Due after five years through ten years..................  131,438    130,492
   Due after ten years.....................................  486,807    453,512
                                                            --------   --------
     Subtotal..............................................  726,458    690,496
   Mortgage-backed securities..............................   44,470     45,201
                                                            --------   --------
     Total................................................. $770,928   $735,697
                                                            ========   ========

Fixed maturities not due at a single maturity date have been included in the above tables in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

Sales of fixed maturities and equity securities are as follows:

                                                        1999     1998     1997
                                                       ------- -------- --------
   Fixed Maturities
    Proceeds.......................................... $64,925 $120,416 $110,301
    Gross realized gains.............................. $ 1,897 $ 10,901 $  1,036
    Gross realized losses............................. $ 1,047 $      2 $  1,810
   Equity Securities
    Proceeds.......................................... $ 2,491 $ 39,333 $ 32,806
    Gross realized gains.............................. $     0 $      0 $  1,344
    Gross realized losses............................. $     0 $      0 $    304

Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

ASSETS HELD IN TRUST FOR THE BENEFIT OF OTHER PARTIES

Exeter has deposited in a trust for the benefit of MetLife certain assets for the purpose of allowing MetLife to record a reserve credit as permitted by regulations of the State of New York. Under the terms of the Trust Agreement MetLife enjoys broad powers to withdraw funds from the trust for the payment of policyholder claims incurred by Exeter under its reinsurance treaty and to direct the investment of funds held in the trust. The Trust Agreement limits the types of investments that may be held in trust to cash and certificates of deposit, U.S. Government bonds and notes and publicly traded securities of U.S. companies having a National Association of Insurance Commissioners (NAIC) rating of 1. The bonds and short-term investments at fair market value held by the trust were $518,436 and $526,723, at December 31, 1999 and 1998, respectively.

STATUTORY DEPOSITS

The Company had assets on deposit with regulatory agencies of $6,245 and $6,245 at December 31, 1999 and 1998, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

The Company assumes and cedes reinsurance with other insurance companies. The company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The consolidated statements of income are presented net of reinsurance ceded.

Effective July 1, 1999, the Company reinsured the general account liability for certain group pension variable contracts assumed from Sun Life Assurance Company of Canada (U.S.). The initial liability assumed included in Policyholder Account Balances was $53,675 at July 1, 1999, and was $44,431 at December 31, 1999.

The effect of reinsurance on premiums earned is as follows:

                                                     1999      1998      1997
                                                   --------  --------  --------
   Direct premiums................................ $163,159  $110,768  $ 30,975
   Reinsurance assumed............................   57,479    58,329    62,315
   Reinsurance ceded..............................  (97,000)  (68,408)  (29,674)
                                                   --------  --------  --------
   Net premiums earned............................ $123,638  $100,689  $ 63,616
                                                   ========  ========  ========

Reinsurance recoverables, included in other receivables, were $83,091 and $103,677 at December 31, 1999 and 1998, respectively.

Reinsurance and ceded commissions payables, included in other liabilities, were $23,400 and $21,152 at December 31, 1999 and 1998, respectively.

The following provides an analysis of the activity in the liability for benefits relating to group accident and nonmedical health policies and contracts:

                                                     YEARS ENDED DECEMBER 31,
                                                     ------------------------
                                                       1999      1998     1997
                                                     --------  --------  --------
   Balance at January 1............................. $  1,953  $    809  $    0
    Less: Reinsurance recoverables..................    1,565       647       0
                                                     --------  --------  ------
   Net balance at January 1.........................      388       162       0
                                                     --------  --------  ------
   Incurred related to:
    Current year....................................      472       303     173
    Prior years.....................................      (33)      (57)    (11)
                                                     --------  --------  ------
                                                          439       246     162
                                                     --------  --------  ------
   Paid related to:
    Current year....................................       23         2       0
    Prior years.....................................       19        18       0
                                                     --------  --------  ------
                                                           42        20       0
                                                     --------  --------  ------
   Balance at December 31...........................      785       388     162
    Add: Reinsurance recoverables...................    3,147     1,565     647
                                                     --------  --------  ------
   Balance at December 31........................... $  3,932  $  1,953  $  809
                                                     ========  ========  ======

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


5. INCOME TAXES

The provision for income tax expense (benefit) in the consolidated statements of income is shown below:

                                                        CURRENT DEFERRED   TOTAL
                                                        ------- --------  -------
   1999
   Federal............................................. $20,910 $ 8,134   $29,044
   State and Local.....................................       0     300       300
                                                        ------- -------   -------
     Total............................................. $20,910 $ 8,434   $29,344
                                                        ======= =======   =======
   1998
   Federal............................................. $13,734 $  (788)  $12,946
   State and Local.....................................       0     100       100
                                                        ------- -------   -------
     Total............................................. $13,734 $  (688)  $13,046
                                                        ======= =======   =======
   1997
   Federal............................................. $ 8,473 $(3,772)  $ 4,701
   State and Local.....................................     316     (29)      287
                                                        ------- -------   -------
     Total............................................. $ 8,789 $(3,801)  $ 4,988
                                                        ======= =======   =======

Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes are as follows:

                                                           YEARS ENDED
                                                           DECEMBER 31,
                                                     -------------------------
                                                      1999     1998     1997
                                                     -------  -------  -------
   Income before taxes.............................. $75,068  $24,483  $26,957
   Income tax rate..................................      35%      35%      35%
                                                     -------  -------  -------
   Expected income tax expense at federal statutory
    income tax rate.................................  26,274    8,569    9,435
   Tax effect of:
    Tax exempt investment income....................       0     (100)       0
    State and local income taxes....................     300      100   (1,013)
    Tax credits.....................................       0     (100)       0
    Prior year taxes................................     684        0        0
    Other, net......................................   2,086    4,577   (3,434)
                                                     -------  -------  -------
   Income Tax Expense............................... $29,344  $13,046  $ 4,988
                                                     =======  =======  =======

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                            1999       1998
                                                          ---------  ---------
   Deferred tax assets:
    Policyholder liabilities............................. $ 233,504  $ 177,017
    Unrealized investment losses, net....................     3,218          0
    Other, net...........................................    15,035     15,453
                                                          ---------  ---------
     Total gross assets..................................   251,757    192,470
                                                          ---------  ---------
   Deferred tax liabilities:
    Investments..........................................      (216)    (1,068)
    Deferred policy acquisition costs....................  (267,249)  (208,881)
    Unrealized investment gains, net.....................         0     (8,882)
    Other, net...........................................   (22,961)   (15,973)
                                                          ---------  ---------
     Total gross liabilities.............................  (290,426)  (234,804)
                                                          ---------  ---------
   Net deferred tax liability............................ $ (38,669) $ (42,334)
                                                          =========  =========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


6. EMPLOYEE BENEFIT PLANS

Prior to the merger, substantially all employees were employed by NEMLICO and were covered under the Home Office Retirement Plan and related Select Employees' Supplemental Retirement Plan (collectively referred to as the Plans). Subsequent to the merger substantially all of the employees became employees of the Company and continued to be covered by the Plans, which became the Plans of the Company. Under the Plans retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes.

                                                    DECEMBER 31,
                                         --------------------------------------
                                         PENSION BENEFITS     OTHER BENEFITS
                                         ------------------  ------------------
                                           1999      1998      1999      1998
                                         --------  --------  --------  --------
CHANGE IN PROJECTED BENEFIT OBLIGATION
Projected benefit obligation at
 beginning of year.....................  $252,487  $210,590  $ 48,987  $ 46,591
Service cost...........................     8,172     6,927       973       942
Interest cost..........................    18,488    15,878     3,351     3,267
Actuarial gain.........................   (15,914)   14,831    (3,214)    1,256
Divestitures...........................         0         0         0         0
Curtailments...........................         0         0         0         0
Terminations...........................         0         0         0         0
Change in benefits.....................         0    11,935         0       (10)
Benefits paid..........................    (8,444)   (7,674)   (3,475)   (3,059)
                                         --------  --------  --------  --------
Projected benefit obligation at end of
 year..................................  $254,789  $252,487  $ 46,622  $ 48,987
                                         --------  --------  --------  --------
CHANGE IN PLAN ASSETS
Contract value of plan assets at
 beginning of year.....................  $184,803  $150,820  $      0  $      0
Actual return on plan assets...........    25,300    28,309         0         0
Employer contribution..................     7,620    12,997         0         0
Benefits paid..........................    (7,500)   (7,323)        0         0
                                         --------  --------  --------  --------
Contract value of plan assets at end of
 year..................................  $210,223  $184,803  $      0  $      0
                                         --------  --------  --------  --------
Over/(Under) funded....................  $(44,566) $(67,684) $(46,622) $(48,987)
Unrecognized net asset at transition...      (503)   (1,674)        0         0
Unrecognized net actuarial gains.......     7,681    34,350   (20,068)  (17,787)
Unrecognized prior service cost........    15,942    16,854        (8)       (9)
                                         --------  --------  --------  --------
Prepaid (accrued) benefit cost.........  $(21,446) $(18,154) $(66,698) $(66,783)
                                         ========  ========  ========  ========
Qualified plan prepaid (accrued)
 pension cost..........................  $ (2,675) $ (2,164) $      0  $      0
Non-qualified plan prepaid (accrued)
 pension cost..........................   (18,771)  (15,990)        0         0
                                         --------  --------  --------  --------
Prepaid (accrued) benefit cost.........  $(21,446) $(18,154) $      0  $      0
                                         ========  ========  ========  ========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                NON-QUALIFIED
                           QUALIFIED PLAN           PLAN                TOTAL
                          ------------------  ------------------  ------------------
                            1999      1998      1999      1998      1999      1998
                          --------  --------  --------  --------  --------  --------
Aggregate projected
 benefit obligation.....  $224,653  $226,717  $ 30,136  $ 25,770  $254,789  $252,487
Aggregate contract value
 of plan assets
 (principally Company
 contracts).............   210,223   184,803         0         0   210,223   184,803
                          --------  --------  --------  --------  --------  --------
Over/(Under) funded.....  $(14,430) $(41,914) $(30,136) $(25,770) $(44,566) $(67,684)
                          ========  ========  ========  ========  ========  ========

The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                                          PENSION      OTHER
                                                         BENEFITS    BENEFITS
                                                         ----------  ----------
                                                         1999  1998  1999  1998
                                                         ----  ----  ----  ----
   Weighted average assumptions as of December 31,
   Discount rate........................................ 7.00% 7.25% 7.75% 7.00%
   Expected return on plan assets....................... 8.50% 8.50%   --    --
   Rate of compensation increase........................ 5.50% 4.50%   --    --

The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 7.00% in 1999, gradually decreasing to 5.00% over five years and generally 7.40% in 1998, gradually decreasing to 5.00% over five years.

Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                               ONE %    ONE %
                                                              INCREASE DECREASE
                                                              -------- --------
   Effect on total of service and interest cost components...    13%     (10%)
   Effect on accumulated postretirement benefit obligation...    11%     (10%)

The components of periodic benefit costs were as follows:

                                 PENSION BENEFITS            OTHER BENEFITS
                            ----------------------------  ---------------------
                              1999      1998      1997     1999    1998   1997
                            --------  --------  --------  ------  ------ ------
   Service cost............ $  8,172  $  6,927  $  5,310  $  973  $  942 $  885
   Interest cost...........   18,488    15,878    13,958   3,351   3,267  3,707
   Expected return on plan
    assets.................  (15,698)  (12,866)  (22,250)      0       0      0
   Net amortization and
    deferrals..............    1,322       669    11,092    (934)    167   (871)
                            --------  --------  --------  ------  ------ ------
   Net periodic benefit
    cost................... $ 12,284  $ 10,608  $  8,110  $3,390  $4,376 $3,721
                            ========  ========  ========  ======  ====== ======

SAVINGS AND INVESTMENT PLANS

The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $2,187, $2,252 and $1,588 for the years ended
December 31, 1999, 1998 and 1997, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


7. LEASES

In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenue. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sub-rental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                         GROSS
                                                      RENTAL SUB-RENTAL  RENTAL
                                                      INCOME   INCOME   EXPENSE
                                                      ------ ---------- --------
   2000..............................................  $31    $ 7,845   $ 14,738
   2001..............................................    0      7,854     14,042
   2002..............................................    0      7,864     13,413
   2003..............................................    0      8,026     13,822
   2004..............................................    0      8,206     12,836
   Thereafter........................................    0     26,319    117,722
                                                       ---    -------   --------
     Total...........................................  $31    $66,114   $186,573
                                                       ===    =======   ========

8. DEBT

In 1995, the Company borrowed $25,000 from a bank, bearing interest, payable monthly, at a variable rate equal to the greater of the bank's base rate or money market rates plus 0.6% per annum. The loan was collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment was structured in a manner to result in repayment over a term of five years or less. The Company repaid the entire outstanding balance of the loan in January 1999. Repayments of principal and interest of $13,310, $8,612 and $3,155 were made during 1999, 1998 and 1997, respectively. The interest rate applied was 6.4%, 6.4% and 5.8% at January 31, 1999 and December 31, 1998 and 1997, respectively.

Exeter privately placed $75,118 aggregate principal amount, subordinated notes payable (the Notes), on December 30, 1994 which are due December 30, 2004, with no interest payments for the first five years and semiannual interest payments thereafter. The Notes have been discounted to yield 8.45% for the first five years and pay interest at 8.845% thereafter. The Notes are expressly subordinated in right of payment to the insurance liabilities of Exeter. The Notes are not subject to redemption by Exeter or through the operation of a sinking fund prior to maturity. Proceeds of the issuance of the Notes, net of discount, amounted to $50,000. The issue costs of the Notes of $130 were deducted from Notes, net of discount, to arrive at the subordinated notes payable of $49,870. The issue cost will be amortized over the life of the Notes. The Notes are held by MetLife, and the carrying value of the loan approximates its fair value of $75,053. No repayments were made during 1999, 1998 and 1997, respectively.

9. COMMITMENTS AND CONTINGENCIES

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of approximately, $197, $204, and $43 in 1999, 1998, and 1997, respectively, of which $197,
$203, and $33 were to be credited against premium taxes.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Various litigation, claims and assessments against the Company, in addition to those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

In some of the matters referred to above, large and/or indeterminate amounts, including punitive damages and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular annual periods.

10. OTHER EXPENSES

Other operating costs and expenses consisted of the following:

                                                  YEARS ENDED DECEMBER 31,
                                                -------------------------------
                                                  1999       1998       1997
                                                ---------  ---------  ---------
Compensation................................... $  96,887  $  86,822  $  58,754
Commissions....................................   205,463    166,218     77,351
Interest and debt expense......................     5,493      9,374      6,750
Amortization of policy acquisition costs.......    29,831     31,874     17,091
Capitalization of policy acquisition costs.....  (216,913)  (182,943)  (157,670)
Rent expense, net of sub-lease income..........     5,550      4,252      4,473
Insurance taxes, licenses, and fees............    21,253     21,802     15,002
Other..........................................   234,317    179,260    122,591
                                                ---------  ---------  ---------
  Total........................................ $ 381,881  $ 316,659  $ 144,342
                                                =========  =========  =========

11. FAIR VALUE INFORMATION

The estimated fair value amounts of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Amounts related to the Company's financial instruments are as follows:

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 1999:
   ASSETS
   Fixed maturities......................................... $735,697  $735,697
   Equity securities........................................   22,685    22,685
   Policy loans.............................................  181,995   181,995
   Short-term investments...................................   62,619    62,619
   Cash and cash equivalents................................   84,371    84,371
   LIABILITIES
   Policyholder account balances............................   84,037    82,765
   Other policyholder funds.................................      525       525
   Short and long-term debt.................................   75,053    75,053

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 1998:
   ASSETS
   Fixed maturities......................................... $769,364  $769,364
   Equity securities........................................   13,240    13,240
   Policy loans.............................................  135,800   135,800
   Short-term investments...................................   52,285    52,285
   Cash and cash equivalents................................   43,598    43,598
   LIABILITIES
   Policyholder account balances............................   23,365    22,524
   Other policyholder funds.................................      646       646
   Short and long-term debt.................................   82,855    82,855

The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

The fair value of fixed maturities and equity securities that are publicly traded are based upon quotations obtained from an independent market pricing service or published by applicable stock exchanges. For securities for which the market values were not readily available, fair values were estimated by management, based primarily on interest rates, maturity, credit quality and average life.

POLICY LOANS

Policy loans are stated at unpaid principal balances, which approximates fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


POLICYHOLDER ACCOUNT BALANCES

The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

SHORT-TERM AND LONG-TERM DEBT

Short-term and long-term debt are stated at unpaid principal balances, which approximates fair value.

12. STATUTORY FINANCIAL INFORMATION

The reconciliation of statutory surplus and statutory net income, determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with such amounts determined in conformity with generally accepted accounting principles were as follows:

                                                 YEARS ENDED DECEMBER 31,
                                               -------------------------------
                                                 1999       1998       1997
                                               ---------  ---------  ---------
   Statutory surplus.......................... $ 399,864  $ 456,525  $ 307,290
   Adjustments to GAAP for:
     Future policy benefits and policyholders
      account balances........................  (435,980)  (336,821)  (279,510)
     Deferred policy acquisition costs........   930,703    710,961    565,769
     Deferred federal income taxes............   (38,669)   (42,334)   (42,066)
     Valuation of investments.................   (46,890)    53,514     56,873
     Statutory asset valuation reserves.......    13,514     10,636      8,388
     Statutory interest maintenance reserve...       462        816        571
     Surplus notes............................   (75,053)   (69,560)   (64,016)
     Receivables from reinsurance
      transactions............................     5,049     26,004     27,519
     Other, net...............................   100,303     35,330     52,724
                                               ---------  ---------  ---------
   GAAP equity................................ $ 853,303  $ 845,071  $ 633,542
                                               =========  =========  =========

                                                 YEARS ENDED DECEMBER 31,
                                               -------------------------------
                                                 1999       1998       1997
                                               ---------  ---------  ---------
   Statutory net income (loss)................ $ (40,928) $ (28,043) $ (37,358)
   Adjustments to GAAP for:
     Future policy benefits and policyholders
      account balances........................  (295,868)  (196,754)  (311,588)
     Deferred policy acquisition costs........   186,497    135,788    139,947
     Deferred federal income taxes............      (580)       688      3,801
     Valuation of investments.................    13,681    (13,490)         0
     Statutory interest maintenance reserve...      (354)       245        342
     Other, net...............................   183,276    113,003    226,825
                                               ---------  ---------  ---------
   GAAP net income............................ $  45,724  $  11,437  $  21,969
                                               =========  =========  =========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


13. RELATED PARTY TRANSACTIONS

MetLife and the Company have entered into an Administrative Services Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain administered contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger, and those policies and contracts defined in the Administrative Services Agreement as Transition Policies which were sold by the Company's field force post-merger.

The Company charged MetLife $160,792, $193,641 and $186,757 including accruals for administrative services on NEMLICO administered contracts for 1999, 1998, and 1997, respectively. In addition, $9,442, $14,123 and $600 for 1999, 1998 and 1997, respectively, was paid or payable by MetLife to the Company for varied and miscellaneous other services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

On December 30, 1998 the Company sold to MetLife Credit Corporation shares of preferred stock for $200,000. In 1997, MetLife made a capital contribution to the Company of $50,000 in cash.

During 1999, the Company paid $9,055 of preferred stock dividends to MetLife Credit Corporation.

On April 30, 1998 the Company acquired all the outstanding stock of N.L. Holding Corporation and its subsidiaries, and concurrently contributed such stock to the Company's downstream holding company, New England Life Holding Inc. In conjunction with the acquisition, the Company entered into employment agreements with key individuals of N.L. Holding Corporation. The Company paid $2,730 and $6,166 in 1999 and 1998, respectively under these agreements.

The Company entered into a lease agreement with MetLife on August 30, 1996 for the home-office building that it occupies on 501 Boylston Street in Boston, Massachusetts. The Company paid lease payments to MetLife of $4,219, $2,340 and $2,340 in 1999, 1998 and 1997, respectively.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1999 were $12,736 and $751, respectively. Included in accrued income at December 31, 1999, were amounts receivable for sales-based commissions from NEF and SSR totaling $312 and $4, respectively. In 1999, NES earned asset-based income of $11,184 and $183 on average assets of approximately $4,500,000 and $101,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 1999 were amounts receivable for asset-based commissions from NEF and SSR totaling $307 and $0, respectively.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1998 were $15,204 and $1,159, respectively. Included in accrued income at December 31, 1998, were amounts receivable for sales-based commissions from NEF and SSR totaling $385 and $14, respectively. In 1998, NES earned asset-based income of $9,193 and $139 on average assets of approximately $4,300,000 and $77,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 1998 were amounts receivable for asset-based commissions from NEF and SSR totaling $593 and $13, respectively.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1997 were $16,799 and $1,127, respectively. Included in accrued income at December 31, 1997, were amounts receivable for sales-based commissions from NEF and SSR totaling $233 and $13, respectively. In 1997, NES earned asset-based income of $8,777 and $61 on average assets of approximately $3,900,000 and $33,000 under management with NEF and SSR, respectively.

Exeter has a privately-placed subordinated notes payable to MetLife for $75,053 and $69,560 at December 31, 1999 and 1998, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

14. SEPARATE ACCOUNTS

Separate accounts reflect non-guaranteed separate accounts totaling $4,840,029 and $3,258,383 at December 31, 1999 and 1998, respectively, wherein the policyholder assumes the investment risk.

Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees totaling $36,934, $30,714 and $12,642 in 1999, 1998 and 1997,
respectively.

15. YEAR 2000

The Year 2000 issue was the result of the widespread use of computer programs written using two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant costs associated with additional mainframe capacity necessary to accommodate a four-digit field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major system failures or miscalculations. The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 issue and has implemented a plan to resolve the issue. There can be no assurances that the Year 2000 plan of the Company or that of its vendors or third parties have resolved all Year 2000 issues. Further, there can be no assurance that there will not be any future system failure or that such failure, if any, will not have a material impact on the operations of the Company.

16. BUSINESS SEGMENT INFORMATION

The Company provides insurance and financial services to customers primarily in the United States. The Company's core businesses are divided into five segments: Individual Life, Individual Annuity, Group Pension, Group Accident and Health, and Corporate. These segments are managed separately because they either provide different products and services, require different strategies, or have different technology requirements.

Individual Life sells primarily variable life as well as traditional life policies. Individual Annuity sells a variety of fixed annuity and variable annuity contracts. Group Pension sells a variety of group annuity and pension contracts to corporations and other institutions. Group Accident and Health provides group life, medical, and disability contracts to corporations and small businesses. Through its Corporate segment, the Company reports the operating results of subsidiaries as well as items that are not allocated to any of the business segments.

Set forth in the following tables is certain financial information with respect to the Company's operating segments for the years ended December 31, 1999, 1998 and 1997. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations after income taxes. The Company does not allocate non-recurring items to the segments.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Allocation of net investment income and investment gains (losses), net were based on the amount of assets allocated to each segment. Other costs and operating costs were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

                                                 DECEMBER 31, 1999
                          -------------------------------------------------------------------
                                                             GROUP     CORPORATE
                          INDIVIDUAL  INDIVIDUAL   GROUP     LIFE,        AND
                             LIFE      ANNUITY    PENSION     A&H     SUBSIDIARIES   TOTAL
                          ----------  ----------  --------  --------  ------------ ----------
REVENUES
Premiums................  $   63,358  $        0  $     15  $ 28,652    $ 31,613   $  123,638
Universal Life and
 Investment-Type Product
 Policy Fees............     199,701      16,771     4,369         0           0      220,841
Net Investment Income...     (31,181)       (108)      (13)      167      99,633       68,498
Investment Gains
 (Losses), Net..........         402           1         0        (1)      2,520        2,922
Commissions, Fees and
 Other Revenues.........      25,376       6,708     3,005    34,610     196,192      265,891
                          ----------  ----------  --------  --------    --------   ----------
  Total Revenues........     257,656      23,372     7,376    63,428     329,958      681,790

BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...     124,727       4,624       113    23,814      40,015      193,293
Interest Credited to
 Policyholder Account
 Balances...............       8,811       1,623     1,220        30        (963)      10,721
Policyholder Dividends..       1,739           0         0       (32)     19,120       20,827
Other Operating Costs
 and Expenses...........     128,466      21,826     6,196    36,326     189,067      381,881
                          ----------  ----------  --------  --------    --------   ----------
  Total Benefits and
   Other Deductions.....     263,743      28,073     7,529    60,138     247,239      606,722
Income from Operations
 Before Income Taxes....      (6,087)     (4,701)     (153)    3,290      82,719       75,068
Income Taxes............       1,357      (1,563)      (26)    1,244      28,332       29,344
                          ----------  ----------  --------  --------    --------   ----------
Net Income..............  $   (7,444) $   (3,138) $   (127) $  2,046    $ 54,387   $   45,724
                          ==========  ==========  ========  ========    ========   ==========
Assets
Deferred Policy
 Acquisition Costs......  $  771,879  $   63,123  $ 10,499  $  8,539    $ 76,663   $  930,703
Separate Account Assets.   2,704,767   1,398,993   517,920   218,349           0    4,840,029
Liabilities
Policyholder
 Liabilities............     535,662      43,674    45,407    43,936     517,949    1,186,628
Separate Account
 Liabilities............   2,704,767   1,398,993   517,920   218,349           0    4,840,029

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


                                                 DECEMBER 31, 1998
                          ------------------------------------------------------------------
                                                                      CORPORATE
                          INDIVIDUAL  INDIVIDUAL  GROUP     GROUP        AND
                             LIFE      ANNUITY   PENSION   LIFE A&H  SUBSIDIARIES   TOTAL
                          ----------  ---------- --------  --------  ------------ ----------
REVENUES
Premiums................  $   48,733   $     31  $    417  $ 21,394    $ 30,114   $  100,689
Universal Life and
 Investment-Type Product
 Policy Fees............     161,936      9,332     2,788      (290)          0      173,766
Net Investment Income...     (22,496)    (1,752)     (405)      651      73,079       49,077
Investment Gains
 (Losses), Net..........        (182)        (7)       (4)       17       5,786        5,610
Commissions, Fees and
 Other Revenues.........       9,408      6,042     1,118    20,430     155,413      192,411
                          ----------   --------  --------  --------    --------   ----------
  Total Revenues........     197,399     13,646     3,914    42,202     264,392      521,553

BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      84,709      3,943       874    13,561      46,600      149,687
Interest Credited to
 Policyholder Account
 Balances...............       6,337      1,264        83         0          51        7,735
Policyholder Dividends..       1,135          4         0         3      21,847       22,989
Other Operating Costs
 and Expenses...........     103,284     14,324     3,617    15,731     179,703      316,659
                          ----------   --------  --------  --------    --------   ----------
  Total Benefits and
   Other Deductions.....     195,465     19,535     4,574    29,295     248,201      497,070
Income from Operations
 Before Income Taxes....       1,934     (5,889)     (660)   12,907      16,191       24,483
Income Taxes............       9,968       (402)     (423)    3,986         (83)      13,046
                          ----------   --------  --------  --------    --------   ----------
Net Income..............  $   (8,034)  $ (5,487) $   (237) $  8,921    $ 16,274   $   11,437
                          ==========   ========  ========  ========    ========   ==========
Assets
Deferred Policy
 Acquisition Costs......  $  616,959   $ 42,524  $  2,359  $  2,511    $ 46,608   $  710,961
Separate Account Assets.   2,073,552    835,648   235,467   113,716           0    3,258,383
Liabilities
Policyholder
 Liabilities............     380,586     38,912       768    19,233     519,353      958,852
Separate Account
 Liabilities............   2,073,552    835,648   235,467   113,716           0    3,258,383

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


                                                 DECEMBER 31, 1997
                          -----------------------------------------------------------------
                                                                     CORPORATE
                          INDIVIDUAL INDIVIDUAL  GROUP     GROUP        AND
                             LIFE     ANNUITY   PENSION   LIFE A&H  SUBSIDIARIES   TOTAL
                          ---------- ---------- --------  --------  ------------ ----------
REVENUES
Premiums................  $   27,200  $     31  $      0  $ 3,743     $ 32,642   $   63,616
Universal Life and
 Investment-Type Product
 Policy Fees............     139,235     4,732       486      704            0      145,157
Net Investment Income...      31,905      (270)      (20)    (118)      29,562       61,059
Investment Gains
 (Losses), Net..........         523         0         0        0          367          890
Commissions, Fees and
 Other Revenues.........       9,542     3,253       266    4,383       10,858       28,302
                          ----------  --------  --------  -------     --------   ----------
  Total Revenues........     208,405     7,746       732    8,712       73,429      299,024

BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      71,010     3,431         0    3,827       21,912      100,180
Interest Credited to
 Policyholder Account
 Balances...............       5,371       664       149        0           36        6,220
Policyholder Dividends..         507         1         0        0       20,817       21,325
Other Operating Costs
 and Expenses...........      98,664    10,777     2,092    6,745       26,064      144,342
                          ----------  --------  --------  -------     --------   ----------
  Total Benefits and
   Other Deductions.....     175,552    14,873     2,241   10,572       68,829      272,067
Income from Operations
 Before Income Taxes....      32,853    (7,127)   (1,509)  (1,860)       4,600       26,957
Income Taxes............       2,701    (1,203)     (504)    (447)       4,441        4,988
                          ----------  --------  --------  -------     --------   ----------
Net Income..............  $   30,152  $ (5,924) $ (1,005) $(1,413)    $    159   $   21,969
                          ==========  ========  ========  =======     ========   ==========
Assets
Deferred Policy
 Acquisition Costs......  $  498,208  $ 24,226  $  1,347  $   877     $ 41,111   $  565,769
Separate Account Assets.   1,426,347   450,441   111,437        0            0    1,988,225
Liabilities
Policyholder
 Liabilities............     258,880    20,476       197    6,398      463,269      749,220
Separate Account
 Liabilities............   1,426,347   450,441   111,437        0            0    1,988,225

Revenues derived from any single customer do not exceed 10% of the total consolidated revenues for the years presented. Revenues were predominantly generated from United States activity. Activity from other geographic locations did not exceed 10% for any geographic location.

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 Boylston Street
                                Boston, MA 02116

                                    RECEIPT

  This is to acknowledge receipt of an American Gateway Series Prospectus dated May 1, 2000. This Variable Life Policy is issued by New England Life Insurance Company.

_____________________________________     _____________________________________
               (Date)                             (Client's Signature)

                                    Part II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

     Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                REPRESENTATIONS

     New England Life Insurance Company hereby represents that the fees and charges deducted under the modified single premium variable life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.

                      CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.

     A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.

     The prospectus consisting of 140 pages.

     The undertaking to file reports.

     The undertaking pursuant to Rule 484(b) under the Securities   Act of 1933.

     Representations.

     The signatures.

     Written consents of the following persons:

          H. James Wilson, Esq. (see Exhibit 3(i) below)
          Rodney J. Chandler, F.S.A., M.A.A.A.
          (see Exhibit 3(ii) below)
          Sutherland Asbill & Brennan LLP (see Exhibit 6 below)
          Independent Auditor (see Exhibit 11 below)

     The following exhibits:

     1.A. (1)   January 31, 1983 resolution of the Board of
                  Directors of NEVLICO **
          (2)   None
          (3)(a)Distribution Agreement between NEVLICO and NELESCO ***
             (b)(i)Form of Contract between NELICO and its General Agents **

             (ii)Form of Contract between NEVLICO and its
                   Agents ***
             (c)Commission Schedule for Policies ##
             (d)Form of contract among NELICO and other broker dealers *
             (e)Additional Forms of selling agreement among NELICO, NES and other broker-dealers ####
          (4)   None
          (5)(a)Specimens of Policy #
             (b)Accelerated Death Benefit Rider +
             (c)Accelerated Death Benefit Rider- Long Term Care ++++
          (6)(a)Amended and restated Articles of
                  Organization of NELICO ###
             (b)Amended and restated By-Laws of NELICO *
             (c)Amendments to the Amended and restated
                  Articles of Organization of NELICO ++++
          (7)   None
          (8)   None
          (9)   None
          (10)(a)Specimen of Applications for Policy #
              (b)Additional specimen of Applications ++++
     2.   See Exhibit 3(i)
     3.(i)Opinion and Consent of H. James Wilson, Esquire ##
       (ii)Opinion and Consent of Rodney J. Chandler, F.S.A., M.A.A.A.
     4.   None
     5.   Inapplicable
     6.   Consent of Sutherland Asbill & Brennan LLP
     7.(i)Powers of Attorney ###
      (ii)Power of Attorney for James M. Benson, Robert H. Benmosche and Catherine A. Rein ++
      (iii)Power of Attorney for David Rogers @
     8.   Inapplicable
     9.   Inapplicable
     10.  Inapplicable
     11.  Consent of Independent Auditor
     12. Schedule for computation of performance quotations *** 13.(i)Consolidated memorandum describing certain procedures, filed pursuant to Rule 6e-2(b)(12)(ii) and Rule 6e-3(T)(b)(12)(iii) ***
        (ii)Second Addendum to Consolidated Memorandum +++++
     14. Form of Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company @@
 # Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 33-65263, filed December 21, 1995.

## Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-65263, filed June 10, 1996.

### Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

#### Incorporated herein by reference to the Post-Effective Amendment No.2 to the Variable Account's Form S-6 Registration Statement, File No. 33-65263, filed April 30, 1997.

* Incorporated herein by reference to the Pre-effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

** Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864, filed February 25, 1998.

*** Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 24, 1998.

+ Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form S-6 Registration Statement, File No. 33-65263, filed April 30, 1998.

++ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed July 9, 1998.

+++ Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed January 20, 1999.

++++ Incorporated herein by reference to the Post-Effective Amendment No.4 to the Variable Account's Form S-6 Registration Statement, File No. 33-65263, filed February 24, 1999.

+++++ Incorporated herein by reference to the Post-Effective Amendment No.10 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 26, 1999.

@ Incorporated herein by reference to the Post-Effective Amendment No.11 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 26, 2000.

@@ Incorporated herein by reference to Post-Effective Amendment No. 26 to the Metropolitan Series Fund, Inc. Registration Statement on Form N-1A (File No. 2-80751) filed April 6, 2000.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 26th day of April, 2000.

                                 New England Variable Life Separate
                                   Account
                                     (Registrant)

                                 By:  New England Life Insurance
                                      Company
                                      (Depositor)


                                 By:  /s/ H. James Wilson
                                      -------------------
                                      H. James Wilson
                                      Executive Vice President and
                                      General Counsel

Attest:


/s/ Marie C. Swift
------------------
    Marie C. Swift

     Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 26th day of April, 2000.


                                             New England Life Insurance Company
(Seal)


Attest:  /s/ Marie C. Swift               By:   /s/ H. James Wilson
         ------------------                     -------------------
          Marie C. Swift                        H. James Wilson
                                                Executive Vice President and
                                                General Counsel


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 26, 2000.


        *                                    Chairman, President and
----------------------                       Chief Executive Officer
James M. Benson


        *                                    Director
----------------------
Robert H. Benmosche


        *                                    Director
----------------------
Susan C. Crampton


        *                                    Director
----------------------
Edward A. Fox


        *                                    Director
----------------------
George J. Goodman


        *                                    Director
----------------------
Evelyn E. Handler


        *                                    Director
----------------------
Philip K. Howard, Esq.


        *                                    Director
----------------------
Bernard A. Leventhal


        *                                    Director
----------------------
Thomas J. May

        *                                    Director
----------------------
Stewart G. Nagler


        *                                    Director
----------------------
Catherine A. Rein


        *                                Executive Vice President,
----------------------                  Chief Financial Officer and
David Y. Rogers                           Chief Accounting Officer


        *                                    Director
----------------------
Rand N. Stowell



                                By: /s/ Anne M. Goggin
                                    --------------------
                                    Anne M. Goggin, Esq.
                                    Attorney-in-fact

* Executed by Anne M. Goggin, Esquire on behalf of those indicated pursuant to powers of attorney filed with the Variable Account's Form S-6 Registration Statement, File No. 333-21767, on February 13, 1997, Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, on July 9, 1998, Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, on January 20, 1999 and Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, on April 26, 2000.

                                 EXHIBIT LIST


                                                      Sequentially
Exhibit Number                Title                   Numbered Page*
--------------                -----                   --------------


  3. (ii) Opinion and Consent of Rodney J.
          Chandler, F.S.A., M.A.A.A.

  6.      Consent of Sutherland, Asbill &
          Brennan LLP

  11.     Consent of the Independent Auditors

_________
*  Page numbers inserted on manually-signed copy only.